EXHIBIT 10.3

EXECUTION VERSION

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC,

as Issuer

AVIS BUDGET CAR RENTAL, LLC,
as Administrator

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

CERTAIN NON-CONDUIT PURCHASERS,

CERTAIN CP CONDUIT PURCHASERS,

CERTAIN COMMITTED NOTE PURCHASERS,

CERTAIN FUNDING AGENTS,

CERTAIN APA BANKS

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee and Series 2015-3 Agent

_____________________

THIRD AMENDED AND RESTATED SERIES 2015-3 SUPPLEMENT
dated as of April 14, 2022

to

SECOND AMENDED AND RESTATED BASE INDENTURE
dated as of June 3, 2004

_____________________

Page

ARTICLE I DEFINITIONS	2
ARTICLE II PURCHASE AND SALE OF SERIES 2015-3 NOTES; INCREASES AND DECREASES OF SERIES 2015-3 INVESTED AMOUNT	56

Section 2.1. Purchases of the Series 2015-3 Notes	56
Section 2.2. Delivery	58
Section 2.3. Procedure for Initial Issuance and for Increasing the Series 2015-3 Invested Amount	59
Section 2.4. Sales by CP Conduit Purchasers of Class A Notes and Class B Notes to APA Banks	63
Section 2.5. Procedure for Decreasing the Series 2015-3 Invested Amount; Optional Termination	64
Section 2.6. Increases and Reductions of the Commitments; Extensions of the Commitments; Replacement of Purchaser Groups	65
Section 2.7. Interest; Fees	69
Section 2.8. Indemnification by ABRCF	72
Section 2.9. Funding Agents	72
Section 2.10. Reduction to the Commitments	73

ARTICLE III SERIES 2015-3 ALLOCATIONS	73

Section 3.1. Establishment of Series 2015-3 Collection Account, Series 2015-3 Excess Collection Account and Series 2015-3 Accrued Interest Account.	73
Section 3.2. Allocations with Respect to the Series 2015-3 Notes	73
Section 3.3. Payments to Noteholders	78
Section 3.4. Payment of Class A Senior Note Interest, Class B Senior Note Interest, Class A Commitment Fees, Class B Commitment Fees, Contingent Monthly Funding Costs and Class R Monthly Note Interest	84
Section 3.5. Payment of Note Principal.	87
Section 3.6. Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment	92
Section 3.7. Series 2015-3 Reserve Account	93
Section 3.8. Multi-Series Letters of Credit and Series 2015-3 Cash Collateral Account.	95
Section 3.9. Series 2015-3 Distribution Account.	100
Section 3.10. Series 2015-3 Demand Notes Constitute Additional Collateral for Class A Notes and Class B Notes	101
Section 3.11. Series 2015-3 Interest Rate Caps	101
Section 3.12. Payments to Funding Agents, Purchaser Groups	102
Section 3.13. Subordination of the Class R Notes	103

i

(continued)

ii

(continued)

iii

THIRD AMENDED AND RESTATED SERIES 2015-3 SUPPLEMENT, dated as of April 14, 2022 (this “Supplement”), among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”), AVIS BUDGET CAR RENTAL, LLC, a limited liability company established under the laws of Delaware (“ABCR”), as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A. (“JPMorgan Chase”), in its capacity as administrative agent for the Purchaser Groups (the “Administrative Agent”), the NON-CONDUIT PURCHASERS from time to time party hereto, the COMMITTED NOTE PURCHASERS from time to time party hereto, the CP CONDUIT PURCHASER GROUPS from time to time party hereto, the FUNDING AGENTS for the CP Conduit Purchaser Groups from time to time party hereto and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor in interest to The Bank of New York), a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2015-3 Noteholders (in such capacity, the “Series 2015-3 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, ABRCF, the Administrator, the Administrative Agent, certain CP Conduit Purchasers, APA Banks, Funding Agents and Non-Conduit Purchasers, the Trustee and the Series 2015-3 Agent entered into the Series 2015-3 Supplement, dated as of November 19, 2015 (the “Original Series 2015-3 Supplement”), pursuant to which the Series 2015-3 Notes were issued;

WHEREAS, ABRCF, the Administrator, the Administrative Agent, certain CP Conduit Purchasers, certain Committed Note Purchasers, APA Banks, Funding Agents and Non-Conduit Purchasers, the Trustee and the Series 2015-3 Agent entered into the Amended and Restated Series 2015-3 Supplement, dated as of August 16, 2018 (as amended, the “A&R Series 2015-3 Supplement”), pursuant to which ABRCF amended and restated the Original Series 2015-3 Supplement in its entirety, with the consent of the Requisite Noteholders;

WHEREAS, ABRCF, the Administrator, the Administrative Agent, certain CP Conduit Purchasers, certain Committed Note Purchasers, APA Banks, Funding Agents and Non-Conduit Purchasers, the Trustee and the Series 2015-3 Agent entered into the Second Amended and Restated Series 2015-3 Supplement, dated as of June 18, 2021 (as amended, the “Second A&R Series 2015-3 Supplement”), pursuant to which ABRCF amended and restated the A&R Series 2015-3 Supplement in its entirety, with the consent of the Requisite Noteholders;

WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement may be amended with the consent of ABRCF, the Trustee, any applicable Enhancement Provider and the Required Noteholders of a Series of Notes;

WHEREAS, pursuant to Section 11.11 of the Second A&R Series 2015-3 Supplement, the requirement contained in Section 12.2 of the Base Indenture shall be satisfied upon attaining the consent of the Requisite Noteholders; and

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WHEREAS, ABRCF desires to amend and restate the Second A&R Series 2015-3 Supplement.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

A Series of Notes was created and issued pursuant to the Base Indenture and the Original Series 2015-3 Supplement and such Series of Notes was designated generally as “Variable Funding Rental Car Asset Backed Notes, Series 2015-3.” The Series 2015-3 Notes were issued in three Classes, the first of which is known as the “Class A Notes”, the second of which is known as the “Class B Notes” and the third of which is known as the “Class R Notes.”

As of the date hereof, ABRCF has issued (i) one tranche of Class A Notes, which was designated as the “Series 2015-3 Variable Funding Rental Car Asset Backed Notes, Class A”, (ii) one tranche of Class B Notes, which was designated as the “Series 2015-3 Variable Funding Rental Car Asset Backed Notes, Class B” and (iii) one tranche of Class R Notes, which was designated as the “Series 2015-3 Variable Funding Rental Car Asset Backed Notes, Class R.” The Class A Notes, the Class B Notes and the Class R Notes constitute the Series 2015-3 Notes. The Class B Notes shall be subordinated in right of payment to the Class A Notes, to the extent set forth herein. The Class R Notes shall be subordinated in right of payment to the Class A Notes and the Class B Notes, to the extent set forth herein.

The proceeds from the initial sale of the Series 2015-3 Notes were deposited in the Collection Account and were paid to ABRCF and used to make Loans under the Loan Agreements to the extent that the Borrowers had requested Loans thereunder and Eligible Vehicles were available for acquisition or refinancing thereunder on the date of the Original Series 2015-3 Supplement. Any such portion of proceeds not so used to make Loans shall be deemed to be Principal Collections.

The Series 2015-3 Notes are a non-Segregated Series of Notes (as more fully described in the Base Indenture). Accordingly, all references in this Supplement to “all” Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to “all” Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.

ARTICLE I

DEFINITIONS

(a)       All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto. All Article, Section, Subsection, Exhibit or Schedule references herein shall refer to Articles, Sections, Subsections, Exhibits or Schedules of this Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2015-3 Notes and not to any other Series of Notes issued by ABRCF. In the event that a

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term used herein shall be defined both herein and in the Base Indenture, the definition of such term herein shall govern.

(b)       The following words and phrases shall have the following meanings with respect to the Series 2015-3 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

“A&R Documents” is defined in Section 6.2.

“A&R Effective Date” is defined in Section 6.2.

“ABCR” is defined in the recitals hereto.

“ABG” means Avis Budget Group, Inc.

“ABRCF” is defined in the recitals hereto.

“Accounts” means the Series 2015-3 Accrued Interest Account, the Series 2015-3 Cash Collateral Account, the Series 2015-3 Collection Account, the Series 2015-3 Distribution Account, the Series 2015-3 Excess Collection Account and the Series 2015-3 Reserve Account.

“Acquiring APA Bank” is defined in Section 11.1(c).

“Acquiring Purchaser Group” is defined in Section 11.1(e).

“Additional CP Conduit Purchaser” is defined in Section 2.6(e).

“Additional Funding Agent” is defined in Section 2.6(e).

“Additional Non-Conduit Purchaser” is defined in Section 2.6(e).

“Adjusted Daily Simple SOFR” means, for any day, an interest rate per annum equal to (a) Daily Simple SOFR as of such day, plus (b) 0.10%; provided that if Adjusted Daily Simple SOFR as so determined would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Supplement.

“Adjusted Net Book Value” means, as of any date of determination, with respect to each Adjusted Program Vehicle as of such date, the product of 0.965 and the Net Book Value of such Adjusted Program Vehicle as of such date.

“Administrative Agent” is defined in the recitals hereto.

“Administrator” is defined in the recitals hereto.

“AESOP II DBRS Excluded Manufacturer Amount” means, as of any date of determination, an amount equal to the excess, if any, of (x) the sum of the following amounts with respect to each DBRS Non-Investment Grade Manufacturer as of such date: the product of (1) to the extent such amounts are included in the calculation of the AESOP II Loan Agreement

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Borrowing Base as of such date, all amounts receivable, as of such date, by AESOP Leasing II from such DBRS Non-Investment Grade Manufacturer and (2) the DBRS Excluded Manufacturer Receivable Specified Percentage for such DBRS Non-Investment Grade Manufacturer as of such date over (y) the sum of the following amounts with respect to each DBRS Non-Investment Grade Manufacturer as of such date: the product of (i) the aggregate Net Book Value of any Vehicles subject to a Manufacturer Program from such Manufacturer that have had a Turnback Date but for which (A) AESOP Leasing II or its Permitted Nominee continues to be named as the owner of the Vehicle on the Certificate of Title for such Vehicle and (B) AESOP Leasing II or its agent continues to hold the Certificate of Title for such Vehicle and (ii) the DBRS Turnback Vehicle Specified Percentage for such DBRS Non-Investment Grade Manufacturer as of such date.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affected Party” means any Non-Conduit Purchaser, CP Conduit Purchaser and any Program Support Provider with respect to any CP Conduit Purchaser.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% and (c) the Adjusted Daily Simple SOFR in effect on such day plus 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or Adjusted Daily Simple SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or Adjusted Daily Simple SOFR, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 7.4 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 7.4(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Supplement.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to ABCR or its Affiliates from time to time concerning or relating to bribery or corruption.

“APA Bank” means, with respect to a CP Conduit Purchaser, each bank or other Person set forth opposite the name of such CP Conduit Purchaser on Schedule I or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser became a party to this Supplement and any assignee thereof, to the extent such assignee has assumed all or a portion of the Commitments of an APA Bank pursuant to a Transfer Supplement entered into in accordance with Section 11.1(c).

“APA Bank Funded Amount” means, with respect to any CP Conduit Purchaser Group for any day, the excess, if any, of the Purchaser Group Invested Amount with respect to such CP Conduit Purchaser Group over the CP Conduit Funded Amount with respect to such CP Conduit Purchaser Group for such day.

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“APA Bank Participants” is defined in Section 11.1(d).

“APA Bank Percentage” means, with respect to any APA Bank, the percentage set forth opposite the name of such APA Bank on Schedule I or the Transfer Supplement or the Purchaser Group Supplement pursuant to which such APA Bank became a party to this Supplement.

“ARAC” means Avis Rent A Car System, LLC.

“Article VII Costs” means any amounts due pursuant to Article VII and any interest accrued on such amounts pursuant to Section 3.4.

“Asset Purchase Agreement” means, with respect to any CP Conduit Purchaser, the asset purchase agreement, liquidity agreement or other agreement among such CP Conduit Purchaser, the Funding Agent with respect to such CP Conduit Purchaser and the APA Bank with respect to such CP Conduit Purchaser, as amended, modified or supplemented from time to time.

“Available CP Funding Amount” means, with respect to any CP Conduit Purchaser Group for any Business Day, the sum of (i) the portion of such CP Conduit Purchaser Group’s Class A Commitment Percentage of the Class A Initial Invested Amount to be funded by such CP Conduit Purchaser Group by issuing Commercial Paper if such Business Day is the Series 2015-3 Closing Date, (ii) the portion of the CP Conduit Funded Amount with respect to such CP Conduit Purchaser Group allocated to any CP Tranche, the CP Rate Period in respect of which expires on such Business Day and (iii) the portion of such CP Conduit Purchaser Group’s Purchaser Group Increase Amount for such Business Day to be funded by such CP Conduit Purchaser Group by issuing Commercial Paper.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, or for determining any frequency of making payments of interest calculated pursuant to this Supplement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 7.4(e).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other

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financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bank Accounts” is defined in Section 11.16(f).

“Basel II” means the revised Basel Accord prepared by the Basel Committee on Banking Supervision as set out in the publication entitled “International Convergence of Capital Measurements and Capital Standards: a Revised Framework,” as updated from time to time, and any rules, regulations, guidance, requests, interpretations or directives from any Official Body relating thereto (whether or not having the force of law).

“Basel III” means the revised Basel Accord prepared by the Basel Committee on Banking Supervision as set out in the publication entitled “A Global Regulatory Framework for More Resilient Banks and Banking Systems,” as updated from time to time, and any rules, regulations, guidance, requests, interpretations or directives from any Official Body relating thereto (whether or not having the force of law).

“Benchmark” means, initially, Daily Simple SOFR; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to Daily Simple SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 7.4(b).

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and ABRCF as the replacement for the then-current Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment.

If the Benchmark Replacement as determined above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Supplement and the other Series 2015-3 Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Series 2015-3 Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and ABRCF giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the

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replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions of “Alternate Base Rate,” “Business Day,” “Daily Simple SOFR,” “Adjusted Daily Simple SOFR,” “U.S. Government Securities Business Day,” and “Series 2015-3 Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Supplement and the other Series 2015-3 Documents).

“Benchmark Replacement Date” means, with respect to any Benchmark, the earlier to occur of the following events with respect to such then-current Benchmark:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); and

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:

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(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the NYFRB, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Series 2015-3 Document in accordance with Section 7.4 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Series 2015-3 Document in accordance with Section 7.4.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Rule.

“Beneficial Ownership Rule” means 31 C.F.R. §1010.230.

“Benefited Purchaser Group” is defined in Section 11.3(a).

“Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

“BRAC” means Budget Rent A Car System, Inc.

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“Business Day” means any day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in New York, New York, Charlotte, North Carolina, Chicago, Illinois or the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to close; provided that, in relation to any portion of the Class A Invested Amount or the Class B Invested Amount bearing interest by reference to Daily Simple SOFR, and any interest rate settings for any such amounts, any such day that is only a U.S. Government Securities Business Day.

“Certificate of Lease Deficit Demand” means a certificate substantially in the form of Annex A to any Multi-Series Letter of Credit.

“Certificate of Termination Date Demand” means a certificate substantially in the form of Annex D to any Multi-Series Letter of Credit.

“Certificate of Termination Demand” means a certificate substantially in the form of Annex C to any Multi-Series Letter of Credit.

“Certificate of Unpaid Demand Note Demand” means a certificate substantially in the form of Annex B to any Multi-Series Letter of Credit.

“Change in Control” means (a) ABG shall at any time cease to own or control, directly or indirectly, greater than 50% of the Voting Stock of ABCR, ARAC or BRAC or (b) either ABRCF or AESOP Leasing is no longer indirectly wholly-owned by ABCR.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after February 15, 2008, (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not part of government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2015-3 Closing Date or (c) the compliance with, or application or implementation of, any of the foregoing or Basel II and/or Basel III by an Affected Party after the Series 2015-3 Closing Date.

“Claim” is defined in Section 2.8.

“Class” means a class of the Series 2015-3 Notes, which may be the Class A Notes, the Class B Notes or the Class R Notes.

“Class A APA Bank Funded Amount” means, with respect to any CP Conduit Purchaser Group for any day, the excess, if any, of the Class A Purchaser Group Invested Amount with respect to such CP Conduit Purchaser Group over the Class A CP Conduit Funded Amount with respect to such CP Conduit Purchaser Group for such day.

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“Class A Applicable Margin” is defined in the Fee Letter.

“Class A Commitment Fee” is defined in Section 2.7(e).

“Class A Commitment Fee Rate” is defined in the Fee Letter.

“Class A Commitment Percentage” means, on any date of determination, with respect to any Purchaser Group, the ratio, expressed as a percentage, which the sum of such Purchaser Group’s Class A Maximum Purchaser Group Invested Amount bears to the Class A Maximum Invested Amount on such date.

“Class A Contingent Monthly Funding Costs” means, with respect to each Series 2015-3 Interest Period and any Purchaser Group, the excess, if any, of (i) the Class A Monthly Funding Costs of such Purchaser Group for such Series 2015-3 Interest Period over (ii) an amount equal to the sum for each day during such Series 2015-3 Interest Period of the product of (x) the Class A Purchaser Group Invested Amount with respect to such Purchaser Group on such day and (y) the sum of Daily Simple SOFR and 2.95%, divided by 360.

“Class A Contingent Monthly Funding Costs Shortfall” is defined in Section 3.3(i).

“Class A Controlled Amortization Period” means the period commencing at the close of business on the Business Day immediately preceding the date on which the Class A Scheduled Expiry Date with respect to each Purchaser Group shall have occurred and continuing to the earliest of (i) the commencement of the Series 2015-3 Rapid Amortization Period, (ii) the date on which the Series 2015-3 Notes are fully paid and (iii) the termination of the Indenture.

“Class A Controlled Distribution Amount” means, with respect to any Related Month during the Class A Controlled Amortization Period, an amount equal to the excess of (x) one-third of the Class A Invested Amount on the Class A Scheduled Expiry Date (after giving effect to any Increase or Decrease on the Class A Scheduled Expiry Date) over (y) the aggregate amount of any Decreases made with respect to the Class A Notes during such Related Month pursuant to Section 2.5.

“Class A CP Conduit Funded Amount” means, with respect to any CP Conduit Purchaser Group for any day, the portion of the Class A Purchaser Group Invested Amount with respect to such CP Conduit Purchaser Group funded by such CP Conduit Purchaser Group through the issuance of Commercial Paper outstanding on such day.

“Class A Expected Final Distribution Date” means the Distribution Date falling in the fourth calendar month after the earlier of (x) the calendar month in which the Class A Controlled Amortization Period commences and (y) the calendar month in which the Series 2015-3 Rapid Amortization Period commences.

“Class A Initial Invested Amount” has the meaning specified in Section 2.1(a)(iv).

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“Class A Invested Amount” means, on any date of determination, the sum of the Class A Purchaser Group Invested Amounts with respect to each of the Purchaser Groups on such date.

“Class A Maximum Invested Amount” means, on any date of determination, the sum of the Class A Maximum Purchaser Group Invested Amounts with respect to each of the Purchaser Groups on such date. The Class A Maximum Invested Amount shall be reduced by the Class A Maximum Purchaser Group Invested Amount of each Non-Extending Purchaser Group on the Class A Scheduled Expiry Date with respect to such Purchaser Group.

“Class A Maximum Purchaser Group Invested Amount” means, (1) prior to the Reduction Date, with respect to (a) any CP Conduit Purchaser Group, the amount set forth opposite the name of the CP Conduit Purchaser or CP Conduit Purchasers, as applicable, included in such CP Conduit Purchaser Group on Schedule I-A under the heading “Class A Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser Group became a party to this Supplement or (b) any Non-Conduit Purchaser Group, the amount set forth opposite the name of such Non-Conduit Purchaser Group on Schedule I-A under the heading “Class A Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such Non-Conduit Purchaser Group became a party to this Supplement, and (2) on or after the Reduction Date, with respect to (a) any CP Conduit Purchaser Group, the amount set forth opposite the name of the CP Conduit Purchaser or CP Conduit Purchasers, as applicable, included in such CP Conduit Purchaser Group on Schedule I-B under the heading “Class A Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser Group became a party to this Supplement or (b) any Non-Conduit Purchaser Group, the amount set forth opposite the name of such Non-Conduit Purchaser Group on Schedule I-B under the heading “Class A Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such Non-Conduit Purchaser Group became a party to this Supplement, in each case, as such amount may be increased or reduced from time to time as provided in Section 2.6. The Class A Maximum Purchaser Group Invested Amount with respect to each Non-Extending Purchaser Group shall be reduced to zero on the Class A Scheduled Expiry Date with respect to such Purchaser Group.

“Class A Monthly Funding Costs” means, with respect to each Series 2015-3 Interest Period and:

(a)       any CP Conduit Purchaser Group, the sum of:

(i)       for each day during such Series 2015-3 Interest Period, (A) with respect to a Match Funding CP Conduit Purchaser, the aggregate amount of Discount accruing on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the Class A CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser on such day, (B) with respect to a Pooled Funding CP Conduit Purchaser, the aggregate amount of Discount accruing on or otherwise in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase

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or maintenance of the Class A CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser or (C) with respect to a SOFR Funding CP Conduit Purchaser, the product of (x) the Class A CP Conduit Funded Amount with respect to such CP Conduit Purchaser Group on such day times (y) Adjusted Daily Simple SOFR for such day, divided by (z) 360; plus

(ii)       for each day during such Series 2015-3 Interest Period, the sum of:

(A)       the product of (I) the portion of the Class A APA Bank Funded Amount with respect to such CP Conduit Purchaser Group allocated to the Floating Tranche with respect to such CP Conduit Purchaser Group on such day times (II) the Alternate Base Rate plus the Class A Applicable Margin on such day, divided by (III) 365 (or 366, as the case may be) plus

(B)       the product of (I) the portion of the Class A APA Bank Funded Amount with respect to such CP Conduit Purchaser Group allocated to the SOFR Tranche with respect to such CP Conduit Purchaser Group on such day times (II) Adjusted Daily Simple SOFR on such day plus the Class A Applicable Margin on such day in effect with respect thereto divided by (III) 360; plus

(iii)       for each day during such Series 2015-3 Interest Period, the product of (A) the Class A CP Conduit Funded Amount with respect to such CP Conduit Purchaser Group on such day times (B) the Class A Program Fee Rate on such day divided by (C) 360; or

(b)       any Non-Conduit Purchaser Group, the sum for each day during such Series 2015-3 Interest Period of the product of (i) the Class A Purchaser Group Invested Amount with respect to such Non-Conduit Purchaser Group on such day times (ii) the sum of (A) Adjusted Daily Simple SOFR with respect to such day and (B) either (1) the Class A Program Fee Rate on such day or (2) in accordance with the terms of Section 2.7(h), the Class A Applicable Margin with respect to the SOFR Tranche on such day, as applicable, divided by (iii) 360; provided, however, that if (x) any Change in Law shall make it unlawful for any Non-Conduit Purchaser Group to fund its Purchaser Group Invested Amount at the Benchmark, (y) the Administrative Agent or any Non-Conduit Purchaser determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Benchmark or (z) any Non-Conduit Purchaser determines that the Benchmark will not adequately and fairly reflect the cost to such Non-Conduit Purchaser of funding the Purchaser Group Invested Amount with respect to its Related Purchaser Group, and in each such case such Non-Conduit Purchaser Group shall have notified the Administrative Agent in writing thereof (and not subsequently notified the Administrative Agent such circumstances no longer exist), the amount of Monthly Funding Costs for each day with respect to such Non-Conduit Purchaser Group will be calculated using the sum of (1) the Alternate Base Rate (or, if a Benchmark Replacement has been implemented in accordance with Section 7.4, such Benchmark Replacement) and (2) the Class A Program Fee Rate or, if the Class A Applicable Margin with respect to the SOFR Tranche would otherwise be used in clause (ii) above in this clause (b), the Class A Applicable Margin with respect to the SOFR Tranche on such day; provided, further, that, notwithstanding anything herein to the contrary, on any day on which an

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Amortization Event shall have occurred and be continuing, the amount of Class A Monthly Funding Costs for such day with respect to such Non-Conduit Purchaser will be calculated using the sum of (1) the Alternate Base Rate for such day and (2) the Class A Applicable Margin with respect to the Floating Tranche on such day.

“Class A Note” means any one of the Series 2015-3 Variable Funding Rental Car Asset Backed Notes, Class A, executed by ABRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1.

“Class A Noteholder” means a Person in whose name a Class A Note is registered in the Note Register.

“Class A Program Fee Rate” is defined in the Fee Letter.

“Class A Purchaser Group Invested Amount” means, with respect to any Purchaser Group, (a) when used with respect to the A&R Effective Date, such Purchaser Group’s Class A Commitment Percentage of the Class A Initial Invested Amount, and (b) when used with respect to any other date, an amount equal to (i) the Class A Purchaser Group Invested Amount with respect to such Purchaser Group on the immediately preceding Business Day plus (ii) the Purchaser Group Increase Amount with respect to the Class A Notes with respect to such Purchaser Group on such date minus (iii) the amount of principal payments made with respect to the Class A Notes to such Purchaser Group pursuant to Section 3.5(f) on such date plus (iv) the amount of principal payments with respect to the Class A Notes recovered from such Purchaser Group by a trustee as a preference payment in a bankruptcy proceeding of a Demand Note Issuer or otherwise. For the avoidance of doubt, (x) so long as any Purchaser Group has failed to fund any portion of its Purchaser Group Increase Amount with respect to the Class A Notes with respect to any Increase Date (including any Delayed Amount), such unfunded amount shall not be included in the Class A Purchaser Group Invested Amount for such Purchaser Group unless and until such amount has been funded (including by Funding any Delayed Funding Reimbursement Amount, if applicable) and (y) any Delayed Amounts with respect to the Class A Notes funded on an Increase Date by a Non-Delayed Funding Purchaser Group shall be included in the Class A Purchaser Group Invested Amount for such Non-Delayed Funding Purchaser Group until the related Delayed Funding Reimbursement Amount has been funded.

“Class A Scheduled Expiry Date” means, with respect to any Purchaser Group of the Class A Notes, April 1, 2024, as such date may be extended in accordance with Section 2.6(b).

“Class A Senior Monthly Funding Costs” means, with respect to each Series 2015-3 Interest Period and any Purchaser Group, the excess of (a) the Class A Monthly Funding Costs over (b) the Class A Contingent Monthly Funding Costs, in each case, with respect to such Series 2015-3 Interest Period and such Purchaser Group.

“Class A Senior Monthly Interest” means, with respect to any Series 2015-3 Interest Period, an amount equal to the product of (a) the average daily Class A Invested Amount during such Series 2015-3 Interest Period, (b) the Class A Senior Note Rate for such Series

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2015-3 Interest Period and (c) the number of days in such Series 2015-3 Interest Rate Period divided by 360.

“Class A Senior Monthly Interest Shortfall” has the meaning specified in Section 3.3(f).

“Class A Senior Note Rate” means for any Series 2015-3 Interest Period, the interest rate equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Senior Monthly Funding Costs with respect to each Purchaser Group for such Series 2015-3 Interest Period and the denominator of which is equal to the average daily Class A Invested Amount during such Series 2015-3 Interest Period and (b) a fraction, the numerator of which is 360 and the denominator of which is the number of days in such Series 2015-3 Interest Period; provided, however, that the Class A Senior Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Class A/B Maximum Invested Amount” means the sum of (x) the Class A Maximum Invested Amount and (y) the Class B Maximum Invested Amount, in each case only taking into consideration the Class A Maximum Purchaser Group Invested Amounts and Class B Maximum Purchaser Group Invested Amounts set forth on Schedule I-B of this Supplement, regardless of whether the Reduction Date has occurred.

“Class B APA Bank Funded Amount” means, with respect to any CP Conduit Purchaser Group for any day, the excess, if any, of the Class B Purchaser Group Invested Amount with respect to such CP Conduit Purchaser Group over the Class B CP Conduit Funded Amount with respect to such CP Conduit Purchaser Group for such day.

“Class B Applicable Margin” is defined in the Fee Letter.

“Class B Commitment Fee” is defined in Section 2.7(e).

“Class B Commitment Fee Rate” is defined in the Fee Letter.

“Class B Commitment Percentage” means, on any date of determination, with respect to any Purchaser Group, the ratio, expressed as a percentage, which the sum of such Purchaser Group’s Class B Maximum Purchaser Group Invested Amount bears to the Class B Maximum Invested Amount on such date.

“Class B Contingent Monthly Funding Costs” means, with respect to each Series 2015-3 Interest Period and any Purchaser Group, the excess, if any, of (i) the Class B Monthly Funding Costs of such Purchaser Group for such Series 2015-3 Interest Period over (ii) an amount equal to the sum for each day during such Series 2015-3 Interest Period of the product of (x) the Class B Purchaser Group Invested Amount with respect to such Purchaser Group on such day and (y) the sum of Daily Simple SOFR and 4.00%, divided by 360.

“Class B Contingent Monthly Funding Costs Shortfall” is defined in Section 3.3(i).

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“Class B Controlled Amortization Period” means the period commencing at the close of business on the Business Day immediately preceding the date on which the Class B Scheduled Expiry Date with respect to each Purchaser Group shall have occurred and continuing to the earliest of (i) the commencement of the Series 2015-3 Rapid Amortization Period, (ii) the date on which the Series 2015-3 Notes are fully paid and (iii) the termination of the Indenture.

“Class B Controlled Distribution Amount” means, with respect to any Related Month during the Class B Controlled Amortization Period, an amount equal to the excess of (x) one-third of the Class B Invested Amount on the Class B Scheduled Expiry Date (after giving effect to any Increase or Decrease on the Class B Scheduled Expiry Date) over (y) the aggregate amount of any Decreases made with respect to the Class B Notes during such Related Month pursuant to Section 2.5.

“Class B CP Conduit Funded Amount” means, with respect to any CP Conduit Purchaser Group for any day, the portion of the Class B Purchaser Group Invested Amount with respect to such CP Conduit Purchaser Group funded by such CP Conduit Purchaser Group through the issuance of Commercial Paper outstanding on such day.

“Class B Expected Final Distribution Date” means the Distribution Date falling in the fourth calendar month after the earlier of (x) the calendar month in which the Class B Controlled Amortization Period commences and (y) the calendar month in which the Series 2015-3 Rapid Amortization Period commences.

“Class B Initial Invested Amount” has the meaning specified in Section 2.1(a)(ii).

“Class B Invested Amount” means, on any date of determination, the sum of the Class B Purchaser Group Invested Amounts with respect to each of the Purchaser Groups on such date.

“Class B Maximum Invested Amount” means, on any date of determination, the sum of the Class B Maximum Purchaser Group Invested Amounts with respect to each of the Purchaser Groups on such date. The Class B Maximum Invested Amount shall be reduced by the Class B Maximum Purchaser Group Invested Amount of each Non-Extending Purchaser Group on the Class B Scheduled Expiry Date with respect to such Purchaser Group.

“Class B Maximum Purchaser Group Invested Amount” means, (1) prior to the Reduction Date, with respect to (a) any CP Conduit Purchaser Group, the amount set forth opposite the name of the CP Conduit Purchaser or CP Conduit Purchasers, as applicable, included in such CP Conduit Purchaser Group on Schedule I-A under the heading “Class B Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser Group became a party to this Supplement or (b) any Non-Conduit Purchaser Group, the amount set forth opposite the name of such Non-Conduit Purchaser Group on Schedule I-A under the heading “Class B Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such Non-Conduit Purchaser Group became a party to this Supplement, and (2) on or after the Reduction Date, with respect to (a) any CP Conduit Purchaser Group, the amount set forth opposite the name of the CP Conduit Purchaser or CP Conduit Purchasers, as applicable included in such CP Conduit

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Purchaser Group on Schedule I-B under the heading “Class B Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser Group became a party to this Supplement or (b) any Non-Conduit Purchaser Group, the amount set forth opposite the name of such Non-Conduit Purchaser Group on Schedule I-B under the heading “Class B Maximum Purchaser Group Invested Amount” or in the Purchaser Group Supplement pursuant to which such Non-Conduit Purchaser Group became a party to this Supplement, in each case, as such amount may be increased or reduced from time to time as provided in Section 2.6. The Class B Maximum Purchaser Group Invested Amount with respect to each Non-Extending Purchaser Group shall be reduced to zero on the Class B Scheduled Expiry Date with respect to such Purchaser Group.

“Class B Monthly Funding Costs” means, with respect to each Series 2015-3 Interest Period and:

(a)       any CP Conduit Purchaser Group, the sum of:

(i)       for each day during such Series 2015-3 Interest Period, (A) with respect to a Match Funding CP Conduit Purchaser, the aggregate amount of Discount accruing on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the Class B CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser on such day, (B) with respect to a Pooled Funding CP Conduit Purchaser, the aggregate amount of Discount accruing on or otherwise in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the Class B CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser or (C) with respect to a SOFR Funding CP Conduit Purchaser, the product of (x) the Class B CP Conduit Funded Amount with respect to such CP Conduit Purchaser Group on such day times (y) Adjusted Daily Simple SOFR for such day, divided by (z) 360; plus

(ii)       for each day during such Series 2015-3 Interest Period, the sum of:

(A)       the product of (I) the portion of the Class B APA Bank Funded Amount with respect to such CP Conduit Purchaser Group allocated to the Floating Tranche with respect to such CP Conduit Purchaser Group on such day times (II) the Alternate Base Rate plus the Class B Applicable Margin on such day, divided by (III) 365 (or 366, as the case may be) plus

(B)       the product of (I) the portion of the Class B APA Bank Funded Amount with respect to such CP Conduit Purchaser Group allocated to the SOFR Tranche with respect to such CP Conduit Purchaser Group on such day times (II) Adjusted Daily Simple SOFR on such day plus the Class B Applicable Margin on such day in effect with respect thereto divided by (III) 360; plus

(iii)       for each day during such Series 2015-3 Interest Period, the product of (A) the Class B CP Conduit Funded Amount with respect to such CP Conduit

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Purchaser Group on such day times (B) the Class B Program Fee Rate on such day divided by (C) 360; or

(b)       any Non-Conduit Purchaser Group, the sum for each day during such Series 2015-3 Interest Period of the product of (i) the Class B Purchaser Group Invested Amount with respect to such Non-Conduit Purchaser Group on such day times (ii) the sum of (A) Adjusted Daily Simple SOFR with respect to such day and (B) either (1) the Class B Program Fee Rate on such day or (2) in accordance with the terms of Section 2.7(h), the Class B Applicable Margin with respect to the SOFR Tranche on such day, as applicable, divided by (iii) 360; provided, however, that if (x) any Change in Law shall make it unlawful for any Non-Conduit Purchaser Group to fund its Purchaser Group Invested Amount at the Benchmark, (y) the Administrative Agent or any Non-Conduit Purchaser determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Benchmark or (z) any Non-Conduit Purchaser determines that the Benchmark will not adequately and fairly reflect the cost to such Non-Conduit Purchaser of funding the Purchaser Group Invested Amount with respect to its Related Purchaser Group, and in each such case such Non-Conduit Purchaser Group shall have notified the Administrative Agent in writing thereof (and not subsequently notified the Administrative Agent such circumstances no longer exist), the amount of Monthly Funding Costs for each day with respect to such Non-Conduit Purchaser Group will be calculated using the sum of (1) the Alternate Base Rate (or, if a Benchmark Replacement has been implemented in accordance with Section 7.4, such Benchmark Replacement) and (2) the Class B Program Fee Rate or, if the Class B Applicable Margin with respect to the SOFR Tranche would otherwise be used in clause (ii) above in this clause (b), the Class B Applicable Margin with respect to the SOFR Tranche on such day; provided, further, that, notwithstanding anything herein to the contrary, on any day on which an Amortization Event shall have occurred and be continuing, the amount of Class B Monthly Funding Costs for such day with respect to such Non-Conduit Purchaser will be calculated using the sum of (1) the Alternate Base Rate for such day and (2) the Class B Applicable Margin with respect to the Floating Tranche on such day.

“Class B Note” means any one of the Series 2015-3 Variable Funding Rental Car Asset Backed Notes, Class B, executed by ABRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.

“Class B Noteholder” means a Person in whose name a Class B Note is registered in the Note Register.

“Class B Program Fee Rate” is defined in the Fee Letter.

“Class B Purchaser Group Invested Amount” means, with respect to any Purchaser Group, (a) when used with respect to the A&R Effective Date, such Purchaser Group’s Class B Commitment Percentage of the Class B Initial Invested Amount, and (b) when used with respect to any other date, an amount equal to (i) the Class B Purchaser Group Invested Amount with respect to such Purchaser Group on the immediately preceding Business Day plus (ii) the Purchaser Group Increase Amount with respect to the Class B Notes with respect to such Purchaser Group on such date minus (iii) the amount of principal payments made with respect to the Class B Notes to such Purchaser Group pursuant to Section 3.5(f) on such date plus (iv) the

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amount of principal payments with respect to the Class B Notes recovered from such Purchaser Group by a trustee as a preference payment in a bankruptcy proceeding of a Demand Note Issuer or otherwise. For the avoidance of doubt, (x) so long as any Purchaser Group has failed to fund any portion of its Purchaser Group Increase Amount with respect to the Class B Notes with respect to any Increase Date (including any Delayed Amount), such unfunded amount shall not be included in the Class B Purchaser Group Invested Amount for such Purchaser Group unless and until such amount has been funded (including by Funding any Delayed Funding Reimbursement Amount, if applicable) and (y) any Delayed Amounts with respect to the Class B Notes funded on an Increase Date by a Non-Delayed Funding Purchaser Group shall be included in the Class B Purchaser Group Invested Amount for such Non-Delayed Funding Purchaser Group until the related Delayed Funding Reimbursement Amount has been funded.

“Class B Scheduled Expiry Date” means, with respect to any Purchaser Group of the Class B Notes, March 31, 2023, as such date may be extended in accordance with Section 2.6(b).

“Class B Senior Monthly Funding Costs” means, with respect to each Series 2015-3 Interest Period and any Purchaser Group, the excess of (a) the Class B Monthly Funding Costs over (b) the Class B Contingent Monthly Funding Costs, in each case, with respect to such Series 2015-3 Interest Period and such Purchaser Group.

“Class B Senior Monthly Interest” means, with respect to any Series 2015-3 Interest Period, an amount equal to the product of (a) the average daily Class B Invested Amount during such Series 2015-3 Interest Period, (b) the Class B Senior Note Rate for such Series 2015-3 Interest Period and (c) the number of days in such Series 2015-3 Interest Rate Period divided by 360.

“Class B Senior Monthly Interest Shortfall” has the meaning specified in Section 3.3(g).

“Class B Senior Note Rate” means for any Series 2015-3 Interest Period, the interest rate equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class B Senior Monthly Funding Costs with respect to each Purchaser Group for such Series 2015-3 Interest Period and the denominator of which is equal to the average daily Class B Invested Amount during such Series 2015-3 Interest Period and (b) a fraction, the numerator of which is 360 and the denominator of which is the number of days in such Series 2015-3 Interest Period; provided, however, that the Class B Senior Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Class R Controlled Distribution Amount” means, with respect to any Related Month during any Series 2015-3 Controlled Amortization Period, an amount equal to (1) if the Class A Invested Amount or the Class B Invested Amount is greater than $0 as of the Distribution Date with respect to such Related Month, $0 and (2) if the Class A Invested Amount and the Class B Invested Amount have each been reduced to $0 as of the Distribution Date with respect to such Related Month, the Class R Invested Amount as of the last day of such Related Month.

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“Class R Initial Invested Amount” has the meaning specified in Section 2.3(a)(ii).

“Class R Invested Amount” means, as of any date of determination, (a) when used with respect to the A&R Effective Date, the Class R Initial Invested Amount and (b) when used with respect to any other date, an amount equal to (i) the Class R Invested Amount on the immediately preceding Business Day plus (ii) the Increase Amount with respect to the Class R Notes on such date minus (iii) the amount of principal payments made on the Class R Notes pursuant to Section 3.5(e)(iii) or Section 3.5(f) on such date.

“Class R Maximum Invested Amount” means, (1) prior to the Reduction Date, with respect to any Committed Note Purchaser, the amount set forth opposite the name of such Committed Note Purchaser on Schedule I-A under the heading “Class R Maximum Purchaser Group Invested Amount” or in the Class R Supplement pursuant to which such Committed Note Purchaser became a party to this Supplement and (2) on and after the Reduction Date, with respect to any Committed Note Purchaser, the amount set forth opposite the name of such Committed Note Purchaser on Schedule I-B under the heading “Class R Maximum Purchaser Group Invested Amount” or in the Class R Supplement pursuant to which such Committed Note Purchaser became a party to this Supplement, in each case, as such amount may be increased from time to time as provided in Section 2.6.

“Class R Monthly Interest” means, with respect to any Series 2015-3 Interest Period, an amount equal to the product of (a) the average daily Class R Invested Amount during such Series 2015-3 Interest Period, (b) the Class R Note Rate for such Series 2015-3 Interest Period and (c) the number of days in such Series 2015-3 Interest Rate Period (assuming a 360-day year consisting of twelve 30-day months) divided by 360.

“Class R Monthly Interest Shortfall” is defined in Section 3.3(j).

“Class R Note” means any one of the Series 2015-3 Variable Funding Rental Car Asset Backed Notes, Class R, executed by ABRCF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3.

“Class R Note Rate” means 5.85%.

“Class R Noteholder” means a Person in whose name a Class R Note is registered in the Note Register.

“Class R Supplement” is defined in Section 11.1(a).

“Commercial Paper” means, with respect to any CP Conduit Purchaser, the promissory notes issued by, or for the benefit of, such CP Conduit Purchaser in the commercial paper market.

“Committed Note Purchasers” means each entity listed as such on Schedule I or in the Class R Supplement pursuant to which such entity became a party to this Supplement.

“Commitment” means, with respect to (a) the APA Banks included in any CP Conduit Purchaser Group, the obligation of such APA Banks to purchase (or maintain) a Class A

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Note and/or a Class B Note on the A&R Effective Date and, thereafter, to maintain and, subject to certain conditions, increase the Class A Purchaser Group Invested Amount or the Class B Purchaser Group Invested Amount with respect to such CP Conduit Purchaser Group, in each case, in an amount up to the Class A Maximum Purchaser Group Invested Amount or the Class B Maximum Purchaser Group Invested Amount, as applicable, with respect to such CP Conduit Purchaser Group, (b) any Non-Conduit Purchaser Group, the obligation of the Related Non-Conduit Purchaser to purchase (or maintain) a Class A Note and/or a Class B Note on the A&R Effective Date and, thereafter, to maintain and, subject to certain conditions, increase the Class A Purchaser Group Invested Amount or the Class B Purchaser Group Invested Amount with respect to such Non-Conduit Purchaser Group, in each case, in an amount up to the Class A Maximum Purchaser Group Invested Amount or the Class B Maximum Purchaser Group Invested Amount, as applicable, with respect to such Non-Conduit Purchaser Group or (c) any Committed Note Purchaser, the obligation of the Committed Note Purchaser to purchase (or maintain) a Class R Note on the A&R Effective Date and, thereafter, to maintain and, subject to certain conditions, increase the Class R Invested Amount with respect to such Committed Note Purchaser, in each case, in an amount that satisfies the Retention Test on the applicable Increase Date, up to the Class R Maximum Invested Amount with respect to such Committed Note Purchaser.

“Commitment Amount” means, (A) with respect to the APA Banks included in any CP Conduit Purchaser Group, an amount equal to 102% of the Class A Maximum Purchaser Group Invested Amount or the Class B Maximum Purchaser Group Invested Amount, as applicable, with respect to such CP Conduit Purchaser Group or (B) with respect to any Non-Conduit Purchaser, an amount equal to the Class A Maximum Purchaser Group Invested Amount or the Class B Maximum Purchaser Group Invested Amount, as applicable, with respect to such Non-Conduit Purchaser.

“Commitment Percentage” means, on any date of determination, with respect to any Purchaser Group, the ratio, expressed as a percentage, which the sum of such Purchaser Group’s Class A Maximum Purchaser Group Invested Amount and Class B Maximum Purchaser Group Invested Amount bears to the Series 2015-3 Maximum Invested Amount on such date.

“Company indemnified person” is defined in Section 2.8.

“Conduit Assignee” means, with respect to any CP Conduit Purchaser, any commercial paper conduit administered by the Funding Agent with respect to such CP Conduit Purchaser and designated by such Funding Agent to accept an assignment from such CP Conduit Purchaser of the Purchaser Group Invested Amount or a portion thereof with respect to such CP Conduit Purchaser pursuant to Section 11.1(b).

“Confirmation Condition” means, with respect to any Bankrupt Manufacturer which is a debtor in Chapter 11 Proceedings, a condition that shall be satisfied upon the bankruptcy court having competent jurisdiction over such Chapter 11 Proceedings issuing an order that remains in effect approving (i) the assumption of such Bankrupt Manufacturer’s Manufacturer Program (and the related Assignment Agreements) by such Bankrupt Manufacturer or the trustee in bankruptcy of such Bankrupt Manufacturer under Section 365 of the Bankruptcy Code and at the time of such assumption, the payment of all amounts due and

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payable by such Bankrupt Manufacturer under such Manufacturer Program and the curing of all other defaults by the Bankrupt Manufacturer thereunder or (ii) the execution, delivery and performance by such Bankrupt Manufacturer of a new post-petition Manufacturer Program (and the related assignment agreements) on the same terms and covering the same Vehicles as such Bankrupt Manufacturer’s Manufacturer Program (and the related Assignment Agreements) in effect on the date such Bankrupt Manufacturer became subject to such Chapter 11 Proceedings and, at the time of the execution and delivery of such new post-petition Manufacturer Program, the payment of all amounts due and payable by such Bankrupt Manufacturer under such Manufacturer Program and the curing of all other defaults by the Bankrupt Manufacturer thereunder; provided that notwithstanding the foregoing, the Confirmation Condition shall be deemed satisfied until the 90th calendar day following the initial filing in respect of such Chapter 11 Proceedings.

“Consent” is defined in Article V.

“Consent Period Expiration Date” is defined in Article V.

“Contingent Monthly Funding Costs” means, with respect to each Series 2015-3 Interest Period and any Purchaser Group, the sum of (i) the Class A Contingent Monthly Funding Costs and (ii) the Class B Contingent Monthly Funding Costs, in each case with respect to such Series 2015-3 Interest Period and such Purchaser Group.

“Contingent Monthly Funding Costs Shortfall” is defined in Section 3.3(i).

“CP Conduit Funded Amount” means, with respect to any CP Conduit Purchaser Group for any day, the portion of the Purchaser Group Invested Amount with respect to such CP Conduit Purchaser Group funded by such CP Conduit Purchaser Group through the issuance of Commercial Paper outstanding on such day.

“CP Conduit Purchaser” means each commercial paper conduit listed on Schedule I or party to a Purchaser Group Supplement pursuant to which such commercial paper conduit became a party to this Supplement

“CP Conduit Purchaser Group” means, collectively, a CP Conduit Purchaser or CP Conduit Purchasers, as the case may be, and the APA Banks with respect to such CP Conduit Purchaser or CP Conduit Purchasers.

“CP Rate Period” means, with respect to any CP Tranche, a period of days not to exceed 270 days commencing on a Business Day selected in accordance with Section 2.7(b); provided that (x) if a CP Rate Period would end on a day that is not a Business Day, such CP Rate Period shall end on the next succeeding Business Day and (y) during any Series 2015-3 Controlled Amortization Period and the Series 2015-3 Rapid Amortization Period, each CP Rate Period shall end on or prior to the next succeeding Distribution Date.

“CP Tranche” means, with respect to a Match Funding CP Conduit Purchaser, a portion of the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser for which the Monthly Funding Costs with respect to such Match Funding CP Conduit Purchaser is calculated by reference to a particular Discount and a particular CP Rate Period.

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“Credit Agreement” means the Sixth Amended and Restated Credit Agreement, dated as of July 9, 2021, among Avis Budget Holdings, LLC, as Borrower, ABCR, as Borrower, the subsidiary borrowers referred to therein, the several lenders referred to therein, JPMorgan Chase, as Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent, each of Citibank, N.A., Bank of America, N.A., Barclays Bank PLC and Credit Agricole Corporate and Investment Bank, as Co-Documentation Agents, as amended, restated, modified, supplemented or waived from time to time in accordance with its terms.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), SOFR for the day (such day, a “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website.

“DBRS” means DBRS, Inc.

“DBRS Equivalent Rating” means, with respect to any Person not rated by DBRS, (i) if such Person is rated by all three of Moody’s, Standard & Poor’s and Fitch Ratings, Ltd. (together, the “Equivalent Rating Agencies”), either (A) if at least two Equivalent Rating Agencies have provided equivalent long-term senior unsecured debt ratings with respect to such Person, the DBRS equivalent of such equivalent ratings (regardless of any rating from the other Equivalent Rating Agency) or (B) otherwise, the median of the DBRS equivalents of the long-term senior unsecured debt ratings for such Person provided by each of the three Equivalent Rating Agencies, (ii) if such Person is rated by any two of the Equivalent Rating Agencies, the DBRS equivalent of the lower of the long-term senior unsecured debt ratings for such Person provided by the relevant Equivalent Rating Agencies or (iii) if such Person is rated by only one of the Equivalent Rating Agencies,  the DBRS equivalent of the long-term senior unsecured debt rating for such Person provided by such Equivalent Rating Agency.

“DBRS Excluded Manufacturer Amount” means, as of any date of determination, an amount equal to the excess, if any, of (x) the sum of the following amounts with respect to each DBRS Non-Investment Grade Manufacturer as of such date: the product of (i) to the extent such amounts are included in the calculation of AESOP I Operating Lease Loan Agreement Borrowing Base as of such date, all amounts receivable as of such date by AESOP Leasing or the Intermediary from such DBRS Non-Investment Grade Manufacturer and (ii) the DBRS Excluded Manufacturer Receivable Specified Percentage for such DBRS Non-Investment Grade Manufacturer as of such date over (y) the sum of the following amounts with respect to each DBRS Non-Investment Grade Manufacturer as of such date: the product of (i) the aggregate Net Book Value of any Vehicles subject to a Manufacturer Program from such Manufacturer that have had a Turnback Date but for which (A) AESOP Leasing or its Permitted Nominee continues to be named as the owner of the Vehicle on the Certificate of Title for such Vehicle and (B) AESOP Leasing or its agent continues to hold the Certificate of Title for such Vehicle and (ii) the DBRS Turnback Vehicle Specified Percentage for such DBRS Non-Investment Grade Manufacturer as of such date.

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“DBRS Excluded Manufacturer Receivable Specified Percentage” means, as of any date of determination, with respect to each DBRS Non-Investment Grade Manufacturer as of such date, the percentage (not to exceed 100%) most recently specified in writing by DBRS to ABRCF and the Trustee and consented to by the Requisite Noteholders with respect to such DBRS Non-Investment Grade Manufacturer; provided, however, that as of the A&R Effective Date the DBRS Excluded Manufacturer Receivable Specified Percentage for each DBRS Non-Investment Grade Manufacturer shall be 100%; provided, further, that the initial DBRS Excluded Manufacturer Receivable Specified Percentage with respect to any Manufacturer that becomes a DBRS Non-Investment Grade Manufacturer after the A&R Effective Date shall be 100%.

“DBRS Non-Investment Grade Manufacturer” means, as of any date of determination, any Manufacturer that (i) is not a Bankrupt Manufacturer and (ii) does not have a long-term senior unsecured debt rating from DBRS (or, if such Manufacturer is not rated by DBRS, a DBRS Equivalent Rating) of at least “BBB (low)”; provided that any Manufacturer whose long-term senior unsecured debt rating from DBRS (or, if such Manufacturer is not rated by DBRS, its DBRS Equivalent Rating) is downgraded from at least “BBB (low)” to below “BBB (low)” after the A&R Effective Date shall not be deemed a DBRS Non-Investment Grade Manufacturer until the thirtieth (30th) calendar day following such downgrade.

“DBRS Turnback Vehicle Specified Percentage” means, as of any date of determination: (i) with respect to each Manufacturer that has a long-term senior unsecured debt rating from DBRS (or, if such Manufacturer is not rated by DBRS, a DBRS Equivalent Rating) on such date of determination of at least “BB (low)” but less than “BBB (low)”, 65%; (ii) with respect to each Manufacturer that has a long-term senior unsecured debt rating from DBRS (or, if such Manufacturer is not rated by DBRS, a DBRS Equivalent Rating) on such date of determination of at least “B (low)” but less than “BB (low)”, 25%; and (iii) with respect to each Manufacturer that has a long-term senior unsecured debt rating from DBRS (or, if such Manufacturer is not rated by DBRS, a DBRS Equivalent Rating) on such date of determination of “CCC (high)” or below (or is not rated by DBRS or any Equivalent Rating Agency on such date of determination), 0%; provided that any Manufacturer whose long-term senior unsecured debt rating from DBRS is downgraded after the A&R Effective Date (or, if such Manufacturer is not rated by DBRS, its DBRS Equivalent Rating is lowered as a result of such Manufacturer being downgraded by an Equivalent Rating Agency after the A&R Effective Date) shall be deemed to retain its long-term senior unsecured debt rating from DBRS (or, if such Manufacturer is not rated by DBRS, its DBRS Equivalent Rating) in effect immediately prior to such downgrade until the thirtieth (30th) calendar day following such downgrade.

“Decrease” is defined in Section 2.5(a).

“Deferrable Increase Notice” means a notice of Increase that provides that a Delayed Funding Notice may be provided by any Purchaser Group with respect to such Increase in accordance with Section 2.3(e).

“Delayed Amount” is defined in Section 2.3(e).

“Delayed Funding Date” is defined in Section 2.3(e).

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“Delayed Funding Notice” is defined in Section 2.3(e).

“Delayed Funding Purchaser Group” is defined in Section 2.3(e).

“Delayed Funding Reimbursement Amount” means, with respect to any Delayed Amount of a Delayed Funding Purchaser Group funded by Non-Delayed Funding Purchaser Groups on an Increase Date, an amount equal to the excess, if any, of (a) such Delayed Amount over (b) the amount, if any, by which the portion of any principal payment made by ABRCF to such Non-Delayed Funding Purchaser Group pursuant to Section 2.5, Section 2.6 or Section 3.5 on any date during the period from and including such Increase Date to but excluding the Delayed Funding Date for such Delayed Amount, was greater than what it would have been had such Delayed Amount been funded by such Delayed Funding Purchaser Group on such Increase Date.

“Demand Note Issuer” means each issuer of a Series 2015-3 Demand Note.

“Demand Note Preference Payment Amount” means, as of any day, (i) the aggregate amount of all proceeds of demands made on the Series 2015-3 Demand Notes pursuant to Section 3.5(c)(iii) or 3.5(d)(ii) that were deposited into the Series 2015-3 Distribution Account and paid to the Series 2015-3 Noteholders during the one-year period ending on such day; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred during such one-year period, the Demand Note Preference Payment Amount as of such day shall equal the Demand Note Preference Payment Amount as if it were calculated as of the date of such occurrence minus (ii) the aggregate amount withdrawn from the Series 2015-3 Reserve Account or the Series 2015-3 Cash Collateral Account and paid to a Funding Agent pursuant to Section 3.7(e) on account of a Preference Amount.

“Designated Amounts” is defined in Article V.

“Disbursement” means any Lease Deficit Disbursement, any Unpaid Demand Note Disbursement, any Termination Date Disbursement or any Termination Disbursement under a Multi-Series Letter of Credit, or any combination thereof, as the context may require.

“Discount” means as of any day, (a) with respect to any Match Funding CP Conduit Purchaser, the interest or discount component of the Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund or maintain the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser, including an amount equal to the portion of the face amount of the outstanding Commercial Paper issued to fund or maintain the CP Conduit Funded Amount with respect to such CP Conduit Purchaser that corresponds to the portion of the proceeds of such Commercial Paper that was used to pay the interest or discount component of maturing Commercial Paper issued to fund or maintain such CP Conduit Funded Amount, to the extent that such CP Conduit Purchaser has not received payments of interest in respect of such interest component prior to the maturity date of such maturing Commercial Paper, and including the portion of such interest or discount component constituting dealer or placement agent commissions and (b) with respect to any Pooled Funding

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CP Conduit Purchaser, the amount of interest or discount to accrue on or in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser (including, without limitation, any interest attributable to the commissions of placement agents and dealers in respect of such Commercial Paper and any costs associated with funding small or odd-lot amounts, to the extent that such commissions or costs are allocated, in whole or in part, to such Commercial Paper by such Funding Agent).

“EEA Financial Institution” means (a) any credit institution or financial institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” is defined in Section 6.1.

“Eligible Assignee” means a financial institution having short-term debt ratings of at least “A-1” from Standard & Poor’s and “P-1” from Moody’s.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time

“EU Securitisation Regulation” means Regulation (EU) 2017/2402 of the European Parliament and of the Council and any related guidelines, guidance and regulatory technical standards or implementing technical standards (including any such guidelines or standards which are applicable pursuant to any transitional provisions of the Securitisation Regulation), each as amended, modified or supplemented from time to time as they apply to the transactions contemplated hereby.

“Excess Collections” is defined in Section 3.3(e)(i).

“Excluded Taxes” means, with respect to the Administrative Agent, any Non-Conduit Purchaser, any CP Conduit Purchaser, any Committed Note Purchaser, any APA Bank, any Funding Agent, any Program Support Provider or any other recipient of any payment to be made by or on account of any obligation of ABRCF hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America or

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by any other Governmental Authority, in each case, as a result of a present or former connection between the United States of America or the jurisdiction of such Governmental Authority imposing such tax, as the case may be, and the Administrative Agent, such Non-Conduit Purchaser, such CP Conduit Purchaser, such Committed Note Purchaser, such APA Bank, such Funding Agent, such Program Support Provider or any other such recipient (except a connection arising solely from the Administrative Agent’s, such Non-Conduit Purchaser’s, such CP Conduit Purchaser’s, such Committed Note Purchaser’s, such APA Bank’s, such Program Support Provider’s or such recipient’s having executed, delivered or performed its obligations hereunder, receiving a payment hereunder or enforcing the Series 2015-3 Notes) and (b) any branch profits tax imposed by the United States of America or any similar tax imposed by any other jurisdiction in which ABRCF is located (except any such branch profits or similar tax imposed as a result of a connection with the United States of America or other jurisdiction as a result of a connection arising solely from the Administrative Agent’s, such Non-Conduit Purchaser’s, such CP Conduit Purchaser’s, such Committed Note Purchaser’s, such APA Bank’s, such Program Support Provider’s or such recipient’s having executed, delivered or performed its obligations hereunder, receiving a payment hereunder or enforcing the Series 2015-3 Notes).

“Exiting Purchaser Group” is defined in Section 11.24.

“Expiry Date” means, with respect to any Purchaser Group, the earlier of (a) the applicable Scheduled Expiry Date with respect to such Purchaser Group and (b) the date on which an Amortization Event with respect to the Series 2015-3 Notes shall have been declared or automatically occurred.

“Extending Purchaser Group” means a Purchaser Group other than a Non-Extending Purchaser Group.

“FATCA” means The Foreign Account Tax Compliance Act as contained in Sections 1471 through 1474 of the Code, as amended, along with any regulations or official interpretations thereof and any agreement (including any intergovernmental agreement or any law implementing such intergovernmental agreement) entered into in connection therewith.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if none of such rates are published for any day that is a Business Day, the term “Federal Funds Effective Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided further that if the Federal Funds Effective Rate as so determined would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Supplement.

“Fee Letter” means the letter dated the A&R Effective Date, from ABRCF addressed to the Administrative Agent, each Non-Conduit Purchaser and each of the CP Conduit Purchasers, the Funding Agents and the APA Banks, setting forth certain fees payable

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from time to time to the Purchaser Groups, as such letter may be amended or replaced from time to time.

“Finance Guide” means the Black Book Official Finance/Lease Guide.

“Fitch” means Fitch Ratings, Inc.

“Floating Tranche” means, with respect to any CP Conduit Purchaser Group, the portion of the APA Bank Funded Amount with respect to such CP Conduit Purchaser Group not allocated to the SOFR Tranche.

“Floor” means the benchmark rate floor, if any, provided in this Supplement initially (as of the A&R Effective Date, the modification, amendment or renewal of this Supplement or otherwise) with respect to Adjusted Daily Simple SOFR. For the avoidance of doubt, the initial Floor for Adjusted Daily Simple SOFR shall be 0%.

“Funding Agent” means, with respect to each CP Conduit Purchaser and its CP Conduit Purchaser Group, the agent bank set forth opposite the name of such CP Conduit Purchaser on Schedule I or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser became a party to this Supplement.

“Inclusion Date” means, with respect to any Vehicle, the date that is three months after the earlier of (i) the date such Vehicle became a Redesignated Vehicle and (ii) if the Manufacturer of such Vehicle is a Bankrupt Manufacturer, the date upon which the Event of Bankruptcy which caused such Manufacturer to become a Bankrupt Manufacturer first occurred.

“Increase” is defined in Section 2.3(a).

“Increase Amount” is defined in Section 2.3(a).

“Increase Date” is defined in Section 2.3(a).

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Interest Rate Cap Counterparty” means ABRCF’s counterparty under a Series 2015-3 Interest Rate Cap.

“JPM Conduit” is defined in Section 11.24.

“JPM Purchaser Group” is defined in Section 11.24.

“JPMorgan Chase” is defined in the recitals hereto.

“Lease Deficit Disbursement” means an amount drawn under a Multi-Series Letter of Credit pursuant to a Certificate of Lease Deficit Demand.

“LOC Pro Rata Share” means, with respect to any Multi-Series Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the

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available amount allocated to the Series 2015-3 Notes under such Multi-Series Letter of Credit Provider’s Multi-Series Letter of Credit as of such date by (B) an amount equal to the aggregate available amount allocated to the Series 2015-3 Notes under all Multi-Series Letters of Credit as of such date; provided that only for purposes of calculating the LOC Pro Rata Share with respect to any Multi-Series Letter of Credit Provider as of any date, if such Multi-Series Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under the Multi-Series Letter of Credit made prior to such date, the available amount under such Multi-Series Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Multi-Series Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by the Lessee or the applicable Demand Note Issuer, as the case may be, for such amount (provided that the foregoing calculation shall not in any manner reduce the undersigned’s actual liability in respect of any failure to pay any demand under the Multi-Series Letter of Credit).

“Market Value Average” means, as of any day, the percentage equivalent of a fraction, the numerator of which is the average of the Selected Fleet Market Value as of the preceding Determination Date and the two Determination Dates precedent thereto and the denominator of which is the sum of (a) the average of the aggregate Net Book Value of all Non-Program Vehicles (excluding (i) any Unaccepted Program Vehicles, (ii) any Excluded Redesignated Vehicles and (iii) any other Non-Program Vehicles that are subject to a Manufacturer Program with an Eligible Non-Program Manufacturer with respect to which no Manufacturer Event of Default has occurred and is continuing) and (b) the average of the aggregate Adjusted Net Book Value of all Adjusted Program Vehicles, in the case of each of clause (a) and (b) leased under the AESOP I Operating Lease and the Finance Lease as of the preceding Determination Date and the two Determination Dates precedent thereto.

“Match Funding CP Conduit Purchaser” means each CP Conduit Purchaser that is designated as such on Schedule I (or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser became a party to this Supplement) or that, after the Series 2015-3 Closing Date, notifies ABRCF and the Administrative Agent in accordance with Section 2.7(d) in writing that it is funding its CP Conduit Funded Amount with Commercial Paper issued by it, or for its benefit, in specified CP Tranches selected in accordance with Sections 2.7(b) and (c) and that, in each case, has not subsequently notified ABRCF and the Administrative Agent in writing that ABRCF will no longer be permitted to select CP Tranches in accordance with Sections 2.7(b) and (c) in respect of the CP Conduit Funded Amount with respect to such CP Conduit Purchaser.

“Maximum Purchaser Group Invested Amount” means, the Class A Maximum Purchaser Group Invested Amount and the Class B Maximum Purchaser Group Invested Amount.

“Monthly Funding Costs” means, with respect to each Series 2015-3 Interest Period and any Purchaser Group, the sum of (i) the Class A Monthly Funding Costs and (ii) the Class B Monthly Funding Costs, in each case with respect to such Series 2015-3 Interest Period and such Purchaser Group.

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“Monthly Total Principal Allocation” means for any Related Month the sum of all Series 2015-3 Principal Allocations with respect to such Related Month.

“Moody’s” means Moody’s Investors Service, Inc.

“Multi-Series Letter of Credit” means an irrevocable letter of credit, if any, substantially in the form of Exhibit G issued by a Series 2015-3 Eligible Letter of Credit Provider in favor of the Trustee for the benefit, in whole or in part, of the Series 2015-3 Noteholders (provided that a Multi-Series Letter of Credit may also benefit Noteholders of certain other Series).

“Multi-Series Letter of Credit Expiration Date” means, with respect to any Multi-Series Letter of Credit, the expiration date set forth in such Multi-Series Letter of Credit, as such date may be extended in accordance with the terms of such Multi-Series Letter of Credit.

“Multi-Series Letter of Credit Provider” means any issuer of any Multi-Series Letter of Credit.

“Multi-Series Letter of Credit Termination Date” means the first to occur of (a) the date on which the Series 2015-3 Notes are fully paid and (b) the Series 2015-3 Termination Date.

“Non-Conduit Purchaser” means each financial institution or other entity (other than a commercial paper conduit, APA Bank or Funding Agent) listed on Schedule I or party to a Purchaser Group Supplement pursuant to which such financial institution or entity became a party to this Supplement.

“Non-Conduit Purchaser Group” means a Non-Conduit Purchaser.

“Non-Conduit Purchaser Participants” is defined in Section 11.1(f).

“Non-Deferrable Draw Amount” means, with respect to any Purchaser Group as of any Increase Date, an amount equal to the lesser of (i) the excess, if any, of (x) 10% of the Class A Maximum Purchaser Group Invested Amount or the Class B Maximum Purchaser Group Invested Amount, as applicable, with respect to such Purchaser Group over (y) the portion of any Increase Amounts with respect to the Class A Notes or Class B Notes, as applicable, funded by such Purchaser Group during the preceding thirty-five (35) days pursuant to a Non-Deferrable Increase Notice or, to the extent of any decrease pursuant to Section 2.3(e) in the Delayed Amount with respect to the Class A Notes or Class B Notes, as applicable, set forth in a Delayed Funding Notice delivered by such Purchaser Group, a Deferrable Increase Notice and (ii) the excess, if any, of (x) the Class A Maximum Purchaser Group Invested Amount or the Class B Maximum Purchaser Group Invested Amount, as applicable, with respect to such Purchaser Group over (y) the sum of (1) the Class A Purchaser Group Invested Amount or Class B Purchaser Group Invested Amount, as applicable, with respect to such Purchaser Group and (2) any unfunded Delayed Amounts with respect to the Class A Notes or Class B Notes, as applicable, with respect to such Purchaser Group, in each case as of such Increase Date.

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“Non-Deferrable Increase Notice” means a notice of Increase that provides that a Delayed Funding Notice may not be provided by any Purchaser Group with respect to such Increase in accordance with Section 2.3(e).

“Non-Delayed Funding Purchaser Group” is defined in Section 2.3(f).

“Non-Extending Purchaser Group” means any Purchaser Group who shall not have agreed to an extension of its applicable Scheduled Expiry Date pursuant to Section 2.6(b).

“Non-Supplemental Funding Purchaser Group” means any Purchaser Group that is not a Supplemental Funding Purchaser Group.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“Optional Termination Date” is defined in Section 2.5(b).

“Optional Termination Notice” is defined in Section 2.5(b).

“Other Taxes” means any and all current or future stamp or documentary taxes or other excise or property taxes, charges or similar levies arising from any payment made under this Supplement, the Base Indenture, or any Related Documents or from the execution, delivery or enforcement of, or otherwise with respect to, this Supplement, the Base Indenture or any Related Document.

“Outstanding” means, with respect to the Series 2015-3 Notes, the Series 2015-3 Invested Amount shall not have been reduced to zero and all accrued interest and other amounts owing on the Series 2015-3 Notes and to the Administrative Agent, the Funding Agents, the CP Conduit Purchasers, the Committed Note Purchasers, the APA Banks and the Non-Conduit Purchasers hereunder shall not have been paid in full.

“Past Due Rent Payment” is defined in Section 3.2(g).

“Patriot Act” is defined in Section 11.26.

“Payment” is defined in Section 9.10(a).

“Payment Notice” is defined in Section 9.10(b).

“Permitted Investments” means negotiable instruments or securities maturing on or before the Distribution Date next occurring after the investment therein, payable in Dollars, issued by an entity organized under the laws of the United States of America and represented by instruments in bearer or registered or in book-entry form which evidence (i) obligations the full and timely payment of which are to be made by or is fully guaranteed by the United States of America other than financial contracts whose value depends on the values or indices of asset values; (ii) demand deposits of, time deposits in, or certificates of deposit issued by, any

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depositary institution or trust company incorporated under the laws of the United States of America or any state thereof whose short-term debt is rated “P-1” by Moody’s and “A-1” or higher by Standard & Poor’s and subject to supervision and examination by Federal or state banking or depositary institution authorities; provided, however, that at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from Standard & Poor’s of “A-1+”, in the case of certificates of deposit or short-term deposits, or a rating from Standard & Poor’s not lower than “AA”, in the case of long-term unsecured debt obligations; (iii) commercial paper having, at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, a rating from Standard & Poor’s of “A-1+” and a rating from Moody’s of “P-1”; (iv) bankers’ acceptances issued by any depositary institution or trust company described in clause (ii) above; (v) investments in money market funds (x) rated “AAm” by Standard & Poor’s or otherwise approved in writing by Standard & Poor’s and (y) rated “Aaa” by Moody’s or otherwise approved in writing by Moody’s; (vi) Eurodollar time deposits having a credit rating from Standard & Poor’s of “A-1+” and a credit rating from Moody’s of at least “A3” or “P-1”; (vii) repurchase agreements involving any of the Permitted Investments described in clauses (i) and (vi) above and the certificates of deposit described in clause (ii) above which are entered into with a depository institution or trust company, having a commercial paper or short-term certificate of deposit rating of “A-1+” by Standard & Poor’s and “P-1” by Moody’s or which otherwise is approved as to collateralization by the Rating Agencies; and (viii) any other instruments or securities, if the Rating Agencies confirm in writing that the investment in such instruments or securities will not adversely affect any rating with respect to the Series 2015-3 Notes and, so long as Standard & Poor’s and/or Moody’s rates the Commercial Paper issued by any CP Conduit Purchaser, Standard & Poor’s and/or Moody’s, as applicable, confirms in writing that the investment in such instruments or securities will not adversely affect any rating of the Commercial Paper issued by any CP Conduit Purchaser whose Commercial Paper is rated by Standard & Poor’s or Moody’s, as applicable, at such time.

“Pooled Funding CP Conduit Purchaser” means each CP Conduit Purchaser that is not (x) a Match Funding CP Conduit Purchaser (or that was a Match Funding Conduit Purchaser and that, after the Series 2015-3 Closing Date, notifies ABRCF and the Administrative Agent in accordance with Section 2.7(d) in writing that ABRCF may no longer be permitted to select CP Tranches in respect to the CP Conduit Funded Amount with respect to such CP Conduit Purchaser) or (y) a SOFR Funding CP Conduit Purchaser.

“Preference Amount” means any amount previously distributed to a member or members of a Purchaser Group on or relating to a Series 2015-3 Note that is recoverable or that has been recovered as a voidable preference by the trustee in a bankruptcy proceeding of a Demand Note Issuer pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

“Pre-Preference Period Demand Note Payments” means, as of any date of determination, the aggregate amount of all proceeds of demands made on the Series 2015-3 Demand Notes included in the Series 2015-3 Demand Note Payment Amount as of the Multi-

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Series Letter of Credit Termination Date that were paid by the Demand Note Issuers more than one year before such date of determination; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer occurs during such one-year period, (x) the Pre-Preference Period Demand Note Payments as of any date during the period from and including the date of the occurrence of such Event of Bankruptcy to and including the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without continuing jurisdiction by the court in such proceedings shall equal the Pre-Preference Period Demand Note Payments as of the date of such occurrence and (y) the Pre-Preference Period Demand Note Payments as of any date after the conclusion or dismissal of such proceedings shall equal the Series 2015-3 Demand Note Payment Amount as of the date of the conclusion or dismissal of such proceedings.

“Pricing Increase Notice” is defined in Section 2.7(h).

“Pricing Increase Rescission” is defined in Section 2.7(h).

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Principal Deficit Amount” means, on any date of determination, the excess, if any, of (i) the sum of (a) the Class A Invested Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date) and (b) the Class B Invested Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date) over (ii) the sum of (a) the Series 2015-3 AESOP I Operating Lease Loan Agreement Borrowing Base and (b) the Series 2015-3 VFN Percentage of the excess, if any, of (1) the AESOP II Loan Agreement Borrowing Base over (2) the AESOP II DBRS Excluded Manufacturer Amount on such date.

“Pro Rata Share” means, with respect to any Purchaser Group, on any date, the ratio, expressed as a percentage, which the Class A Purchaser Group Invested Amount or the Class B Purchaser Group Invested Amount, as applicable, with respect to such Purchaser Group bears to the Class A Invested Amount or the Class B Invested Amount, as applicable, on such date.

“Program Support Provider” means, with respect to any CP Conduit Purchaser, the APA Bank with respect to such CP Conduit Purchaser and any other or additional Person now or hereafter extending credit, or having a commitment to extend credit to or for the account of, or to make purchases from, such CP Conduit Purchaser or issuing a letter of credit, surety

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bond or other instrument to support any obligations arising under or in connection with such CP Conduit Purchaser’s securitization program.

“Purchase Effective Date” is defined in Section 2.6(d).

“Purchaser Group” means a CP Conduit Purchaser Group or a Non-Conduit Purchaser Group.

“Purchaser Group Addition Date” is defined in Section 2.6(e).

“Purchaser Group Increase Amount” means, with respect to any Purchaser Group, for any Business Day, such Purchaser Group’s Class A Commitment Percentage and/or Class B Commitment Percentage, as applicable, of the Increase Amount with respect to the Class A Notes or the Class B Notes, if any, on such Business Day.

“Purchaser Group Invested Amount” means, with respect to any Purchaser Group, the sum of (i) the Class A Purchaser Group Invested Amount and (ii) the Class B Purchaser Group Invested Amount, in each case with respect to such Purchaser Group.

“Purchaser Group Supplement” is defined in Section 11.1(e).

“Qualified Interest Rate Cap Counterparty” means a counterparty to a Series 2015-3 Interest Rate Cap that is a bank, other financial institution or Person which has, or has all of its obligations under its Series 2015-3 Interest Rate Cap guaranteed by a Person that has a long-term senior, unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “BBB” from DBRS, a long-term senior unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “Baa2” from Moody’s or a long-term senior unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “BBB” from Standard & Poor’s.

“Record Date” means, with respect to each Distribution Date, the immediately preceding Business Day.

“Reduction Date” means October 31, 2022.

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is Daily Simple SOFR, four Business Days prior to such setting, and (2) if such Benchmark is not Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion.

“Related Additional APA Banks” is defined in Section 2.6(e).

“Related Non-Conduit Purchaser” means, with respect to any Non-Conduit Purchaser Group, the Non-Conduit Purchaser that constitutes such Non-Conduit Purchaser Group.

“Related Purchaser Group” means, with respect to (a) any Funding Agent, the CP Conduit Purchaser identified next to such Funding Agent on Schedule I and each APA Bank

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identified on Schedule I next to such CP Conduit Purchaser or the CP Conduit Purchaser and APA Bank party to the Purchaser Group Supplement pursuant to which such Funding Agent became a party to this Supplement, (b) any CP Conduit Purchaser, the CP Conduit Purchaser Group of which such CP Conduit Purchaser is a member and (c) any Non-Conduit Purchaser, the Non-Conduit Purchaser Group that such Non-Conduit Purchaser constitutes.

“Relevant Governmental Body” means the Board and/or the NYFRB, or a committee officially endorsed or convened by the Board and/or the NYFRB, or, in each case, any successor thereto.

“Replacement Credit Agreement” means any credit agreement or similar facility entered into by Avis Budget Holdings, LLC, ABCR and/or any affiliate of either entity, that refinances or replaces the Credit Agreement, as such Replacement Credit Agreement may be amended, restated, modified, supplemented or waived from time to time in accordance with its terms.

“Requisite Noteholders” means all Purchaser Groups, collectively.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Retained Interest” means a material net economic interest in the form of the retention of the first loss tranche (within the meaning of paragraph 3(d) of Article 6 of the Securitisation Regulations) by way of holding Class R Notes with a Class R Invested Amount of not less than 5% of the Retention Basis Amount.

“Retention Basis Amount” means the nominal value of the Collateral that will be secured under the Indenture as a result of the Issuer’s use of the proceeds from the issuance of the Series 2015-3 Notes.

“Retention Test” means a test that will be satisfied if as of (x) the A&R Effective Date, the Class R Initial Invested Amount equals or exceeds 5.21% of the Series 2015-3 Invested Amount (after giving effect to the funding of the Class A Notes, the Class B Notes and the Class R Notes on the A&R Effective Date) and (y) any Increase Date, the Class R Invested Amount equals or exceeds the higher of (1) 5.21% of the Series 2015-3 Invested Amount (after giving effect to the funding of the Class A Notes, the Class B Notes and the Class R Notes on such Increase Date) and (2) the amount determined by the Administrator that is required to maintain compliance with the U.S. Risk Retention Rules.

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.

“Sanctioned Country” means at any time, a country, region or territory which is itself the subject or target of any Sanctions (including Cuba, Iran, North Korea, Russia, Syria

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Venezuela, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, and the Crimea region of Ukraine).

“Sanctioned Person” means at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“Schedule I” means, unless otherwise specified, (i) prior to the Reduction Date, Schedule I-A hereto and (ii) on and after the Reduction Date, Schedule I-B hereto, in either case, as modified to include any revised schedule in connection with a Purchaser Group Supplement.

“Scheduled Expiry Date” means either the Class A Scheduled Expiry Date or the Class B Scheduled Expiry Date, as applicable.

“Securitisation Regulations” means the EU Securitisation Regulation and the U.K. Securitisation Regulation.

“Selected Fleet Market Value” means, with respect to all Adjusted Program Vehicles and all Non-Program Vehicles (excluding (i) any Unaccepted Program Vehicles, (ii) any Excluded Redesignated Vehicles and (iii) any other Non-Program Vehicles that are subject to a Manufacturer Program with an Eligible Non-Program Manufacturer with respect to which no Manufacturer Event of Default has occurred and is continuing) as of any date of determination, the sum of the respective Market Values of each such Adjusted Program Vehicle and each such Non-Program Vehicle, in each case subject to the AESOP I Operating Lease or the Finance Lease as of such date. For purposes of computing the Selected Fleet Market Value, the “Market Value” of an Adjusted Program Vehicle or a Non-Program Vehicle means the market value of such Vehicle as specified in the most recently published NADA Guide for the model class and model year of such Vehicle based on the average equipment and the average mileage of each Vehicle of such model class and model year then leased under the AESOP I Operating Lease and the Finance Lease; provided, that if the NADA Guide is not being published or the NADA Guide is being published but such Vehicle is not included therein, the Market Value of such Vehicle shall be based on the market value specified in the most recently published Finance Guide for the model class and model year of such Vehicle based on the average equipment and the average mileage of each Vehicle of such model class and model year then leased under the AESOP I Operating Lease or the Finance Lease; provided, further, that if the Finance Guide is being published but such Vehicle is not included therein, the Market Value of such Vehicle shall mean (x) in the case of an Adjusted Program Vehicle, the Adjusted Net Book Value of such Adjusted Program Vehicle and (y) in the case of a Non-Program Vehicle, the Net Book Value of such Non-Program Vehicle provided, further, that if the Finance Guide is not being published, the Market Value of such Vehicle shall be based on an independent third-party data source selected by the Administrator and approved by each Rating Agency that is rating any Series of Notes at the request of ABRCF based on the average equipment and average mileage of each Vehicle of such model class and model year then leased under the AESOP I

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Operating Lease or the Finance Lease; provided, further, that if no such third-party data source or methodology shall have been so approved or any such third-party data source or methodology is not available, the Market Value of such Vehicle shall be equal to a reasonable estimate of the wholesale market value of such Vehicle as determined by the Administrator, based on the Net Book Value of such Vehicle and any other factors deemed relevant by the Administrator.

“Senior Monthly Funding Costs” means, with respect to each Series 2015-3 Interest Period and any Purchaser Group, the sum of (i) the Class A Senior Monthly Funding Costs and (ii) the Class B Senior Monthly Funding Costs, in each case, with respect to such Series 2015-3 Interest Period and such Purchaser Group.

“Series 2010-6 Class A Invested Amount” means the “Class A Invested Amount” as defined in the Series 2010-6 Supplement.

“Series 2010-6 Class B Invested Amount” means the “Class B Invested Amount” as defined in the Series 2010-6 Supplement.

“Series 2010-6 Invested Amount” has the meaning assigned thereto in the Series 2010-6 Supplement.

“Series 2010-6 Notes” has the meaning assigned thereto in the Series 2010-6 Supplement.

“Series 2010-6 Maximum Invested Amount” has the meaning assigned thereto in the Series 2010-6 Supplement.

“Series 2010-6 Overcollateralization Amount” has the meaning assigned thereto in the Series 2010-6 Supplement.

“Series 2010-6 Supplement” means the Fifth Amended and Restated Series 2010-6 Supplement, dated as of April 14, 2022, among ABRCF, the Administrator, the Administrative Agent, the Non-Conduit Purchasers, CP Conduit Purchasers, APA Banks, Funding Agents and the Committed Note Purchasers party thereto, the Trustee and The Bank of New York Mellon Trust Company, N.A., as Series 2010-6 Agent, as amended, restated, modified or supplemented from time to time in accordance with its terms.

“Series 2015-3 Accrued Interest Account” is defined in Section 3.1(b).

“Series 2015-3 AESOP I Operating Lease Loan Agreement Borrowing Base” means, as of any date of determination, the product of (a) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage as of such date and (b) the excess of (i) the AESOP I Operating Lease Loan Agreement Borrowing Base as of such date over (ii) the DBRS Excluded Manufacturer Amount as of such date.

“Series 2015-3 AESOP I Operating Lease Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage (which percentage shall never exceed 100%), the numerator of which is the Series 2015-3 Required AESOP I Operating Lease Vehicle

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Amount as of such date and the denominator of which is the sum of the Required AESOP I Operating Lease Vehicle Amounts for all Series of Notes as of such date.

“Series 2015-3 Agent” is defined in the recitals hereto.

“Series 2015-3 Allocated Cash Amount” means, as of any date of determination, an amount equal to (x) all cash on deposit in the Collection Account as of such date times (y) the Series 2015-3 Invested Percentage (calculated with respect to Principal Collections) as of such date.

“Series 2015-3 Allocated Multi-Series Letter of Credit Amount” means, as of any date of determination, the lesser of (a) the Series 2015-3 Allocated Multi-Series Letter of Credit Liquidity Amount on such date and (b) the aggregate outstanding principal amount of the Series 2015-3 Demand Notes on such date.

“Series 2015-3 Allocated Multi-Series Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the Series 2015-3 Applicable Multi-Series L/C Amount as of such date under each Multi-Series Letters of Credit on which no draw has been made pursuant to Section 3.8(c), and (b) if the Series 2015-3 Cash Collateral Account has been established and funded pursuant to Section 3.8, the Series 2015-3 Available Cash Collateral Account Amount on such date.

“Series 2015-3 Applicable Multi-Series L/C Amount” means, as of any date of determination, an amount equal to the sum, for each Multi-Series Letter of Credit, of (1) the aggregate amount available to be drawn on such date under such Multi-Series Letter of Credit times (2) an amount (expressed as a percentage) equal to the Series 2015-3 Required Liquidity Amount divided by “Required Liquidity Amount” for each applicable Series for which such Multi-Series Letter of Credit is providing credit enhancement.

“Series 2015-3 Available Cash Collateral Account Amount” means, as of any date of determination, the amount on deposit in the Series 2015-3 Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Series 2015-3 Available Reserve Account Amount” means, as of any date of determination, the amount on deposit in the Series 2015-3 Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Series 2015-3 Cash Collateral Account” is defined in Section 3.8(e).

“Series 2015-3 Cash Collateral Account Collateral” is defined in Section 3.8(a).

“Series 2015-3 Cash Collateral Account Surplus” means, with respect to any Distribution Date, the lesser of (a) the Series 2015-3 Available Cash Collateral Account Amount and (b) the lesser of (A) the excess, if any, of the Series 2015-3 Liquidity Amount (after giving effect to any withdrawal from the Series 2015-3 Reserve Account on such Distribution Date) over the Series 2015-3 Required Liquidity Amount on such Distribution Date and (B) the excess, if any, of the Series 2015-3 Enhancement Amount (after giving effect to any withdrawal from the Series 2015-3 Reserve Account on such Distribution Date) over the Series 2015-3 Required

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Enhancement Amount on such Distribution Date; provided, however, that, on any date after the Multi-Series Letter of Credit Termination Date, the Series 2015-3 Cash Collateral Account Surplus shall mean the excess, if any, of (x) the Series 2015-3 Available Cash Collateral Account Amount over (y) the Series 2015-3 Demand Note Payment Amount minus the Pre-Preference Period Demand Note Payments as of such date.

“Series 2015-3 Cash Collateral Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2015-3 Available Cash Collateral Amount as of such date and the denominator of which is the Series 2015-3 Allocated Multi-Series Letter of Credit Liquidity Amount as of such date.

“Series 2015-3 Class A DBRS Below Investment Grade Non-Program Enhancement Rate” means, as of any date of determination, the sum of (a) 37.50% and (b) the greater of (x) the highest, for any calendar month within the preceding twelve calendar months, of an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) the highest, for any calendar month within the preceding three calendar months, of an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).

“Series 2015-3 Class A DBRS Below Investment Grade Program Enhancement Rate” means, as of any date of determination, 36.25%.

“Series 2015-3 Class A DBRS Investment Grade Non-Program Enhancement Rate” means, as of any date of determination, the sum of (a) 28.50% and (b) the greater of (x) the highest, for any calendar month within the preceding twelve calendar months, of an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) the highest, for any calendar month within the preceding three calendar months, of an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).

“Series 2015-3 Class A DBRS Investment Grade Program Enhancement Rate” means, as of any date of determination, 13.25%.

“Series 2015-3 Class A DBRS Required Enhancement Amount” means, as of any date of determination, the product of (i) the Series 2015-3 Class A DBRS Required Enhancement Percentage as of such date and (ii) an amount equal to the Series 2015-3 Class A Invested Amount as of such date minus the Series 2015-3 Allocated Cash Amount.

“Series 2015-3 Class A DBRS Required Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of (A) the Series 2015-3 Class A DBRS Investment Grade Program Enhancement Rate as of such date and (B) the Series 2015-3 DBRS Investment Grade Program Vehicle Percentage as of such date, (ii) the product of (A) the Series 2015-3 Class A DBRS Investment Grade Non-Program Enhancement Rate as of such date and (B) the Series 2015-3 DBRS Investment Grade Non-Program Vehicle Percentage as of such date, (iii) the product of (A) the Series 2015-3 Class A DBRS Below Investment Grade Program

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Enhancement Rate as of such date and (B) the Series 2015-3 Below Investment Grade Program Vehicle Percentage as of such date, (iv) the product of (A) the Series 2015-3 Class A DBRS Below Investment Grade Non-Program Enhancement Rate as of such date and (B) the Series 2015-3 DBRS Below Investment Grade Non-Program Vehicle Percentage as of such date and (v) the product of (A) the Series 2015-3 Class A DBRS Trucks Enhancement Rate as of such date and (B) the Series 2015-3 DBRS Trucks Percentage as of such date.

“Series 2015-3 Class A DBRS Trucks Enhancement Rate” means, as of any date of determination, 55.00%.

“Series 2015-3 Class B DBRS Below Investment Grade Non-Program Enhancement Rate” means, as of any date of determination, the sum of (a) 28.00% and (b) the greater of (x) the highest, for any calendar month within the preceding twelve calendar months, of an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) the highest, for any calendar month within the preceding three calendar months, of an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).

“Series 2015-3 Class B DBRS Below Investment Grade Program Enhancement Rate” means, as of any date of determination, 27.00%.

“Series 2015-3 Class B DBRS Investment Grade Non-Program Enhancement Rate” means, as of any date of determination, the sum of (a) 21.00% and (b) the greater of (x) the highest, for any calendar month within the preceding twelve calendar months, of an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) the highest, for any calendar month within the preceding three calendar months, of an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).

“Series 2015-3 Class B DBRS Investment Grade Program Enhancement Rate” means, as of any date of determination, 9.85%.

“Series 2015-3 Class B DBRS Required Enhancement Amount” means, as of any date of determination, the product of (i) the Series 2015-3 Class B DBRS Required Enhancement Percentage as of such date and (ii) an amount equal to the sum of (x) the Class A Invested Amount as of such date and (y) the Class B Invested Amount as of such date, minus the Series 2015-3 Allocated Cash Amount.

“Series 2015-3 Class B DBRS Required Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of (A) the Series 2015-3 Class B DBRS Investment Grade Program Enhancement Rate as of such date and (B) the Series 2015-3 DBRS Investment Grade Program Vehicle Percentage as of such date, (ii) the product of (A) the Series 2015-3 Class B DBRS Investment Grade Non-Program Enhancement Rate as of such date and (B) the Series 2015-3 DBRS Investment Grade Non-Program Vehicle Percentage as of such date, (iii) the product of (A) the Series 2015-3 Class B DBRS Below Investment Grade Program

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Enhancement Rate as of such date and (B) the Series 2015-3 Below Investment Grade Program Vehicle Percentage as of such date, (iv) the product of (A) the Series 2015-3 Class B DBRS Below Investment Grade Non-Program Enhancement Rate as of such date and (B) the Series 2015-3 DBRS Below Investment Grade Non-Program Vehicle Percentage as of such date and (v) the product of (A) the Series 2015-3 Class B DBRS Trucks Enhancement Rate as of such date and (B) the Series 2015-3 DBRS Trucks Percentage as of such date.

“Series 2015-3 Class B DBRS Trucks Enhancement Rate” means, as of any date of determination, 48.00%.

“Series 2015-3 Closing Date” means November 19, 2015.

“Series 2015-3 Collateral” means the Collateral, each Multi-Series Letter of Credit, each Series 2015-3 Demand Note, the Series 2015-3 Interest Rate Cap Collateral, the Series 2015-3 Distribution Account Collateral, the Series 2015-3 Cash Collateral Account Collateral and the Series 2015-3 Reserve Account Collateral.

“Series 2015-3 Collection Account” is defined in Section 3.1(b).

“Series 2015-3 Controlled Amortization Period” means either the Class A Controlled Amortization Period or the Class B Controlled Amortization Period.

“Series 2015-3 Controlled Distribution Amount” means, with respect to any Related Month during any Series 2015-3 Controlled Amortization Period, the sum of (i) the Class A Controlled Distribution Amount or the Class B Controlled Distribution Amount, as applicable, with respect to such Related Month and (ii) the Class R Controlled Distribution Amount with respect to such Related Month.

“Series 2015-3 DBRS Below Investment Grade Non-Program Vehicle Percentage” means as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the excess of (x) the aggregate Net Book Value of all Non-Program Vehicles (other than “medium duty” and “heavy duty” trucks) leased under the AESOP I Operating Lease or the AESOP II Operating Lease that were manufactured by a Manufacturer that does not have a long-term senior unsecured debt rating from DBRS (or, if such Manufacturer is not rated by DBRS, a DBRS Equivalent Rating) of at least “BBB (low)” over (y) the aggregate Net Book Value of all the Non-Program Vehicles (other than “medium duty” and “heavy duty” trucks) included in the numerator of the Series 2015-3 DBRS Below Investment Grade Program Vehicle Percentage as of such date of determination (b) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease or the AESOP II Operating Lease as of such date.

“Series 2015-3 DBRS Below Investment Grade Program Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the sum, without duplication, of (1) the aggregate Net Book Value of all Program Vehicles (other than “medium duty” and “heavy duty” trucks) leased under the AESOP I Operating Lease or the AESOP II Operating Lease that were manufactured by an Eligible Program Manufacturer that does not have a long-term senior unsecured debt rating from DBRS (or, if such Manufacturer is not rated by DBRS, a DBRS Equivalent Rating) of at least “BBB

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(low)” and (2) so long as no Manufacturer Event of Default has occurred and is continuing with respect to such Eligible Non-Program Manufacturer, the aggregate Net Book Value of all Non-Program Vehicles (other than “medium duty” and “heavy duty” trucks) leased under the AESOP I Operating Lease or the AESOP II Operating Lease that (i) were manufactured by an Eligible Non-Program Manufacturer that does not have a long-term senior unsecured debt rating from DBRS (or, if such Manufacturer is not rated by DBRS, a DBRS Equivalent Rating) of at least “BBB (low)” and (ii) are subject to a Manufacturer Program and remain eligible for repurchase thereunder as of such date and (b) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease or the AESOP II Operating Lease as of such date.

“Series 2015-3 DBRS Investment Grade Non-Program Vehicle Percentage” means as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the excess of (x) the aggregate Net Book Value of all Non-Program Vehicles (other than “medium duty” and “heavy duty” trucks) leased under the AESOP I Operating Lease or the AESOP II Operating Lease that were manufactured by a Manufacturer that has a long-term senior unsecured debt rating from DBRS (or, if such Manufacturer is not rated by DBRS, a DBRS Equivalent Rating) of “BBB (low)” or higher over (y) the aggregate Net Book Value of all the Non-Program Vehicles (other than “medium duty” and “heavy duty” trucks) included in the numerator of the Series 2015-3 DBRS Investment Grade Program Vehicle Percentage as of such date of determination and (b) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease or the AESOP II Operating Lease as of such date.

“Series 2015-3 DBRS Investment Grade Program Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the sum, without duplication, of (1) the aggregate Net Book Value of all Program Vehicles (other than “medium duty” and “heavy duty” trucks) leased under the AESOP I Operating Lease or the AESOP II Operating Lease that were manufactured by an Eligible Program Manufacturer that has a long-term senior unsecured debt rating from DBRS (or, if such Manufacturer is not rated by DBRS, a DBRS Equivalent Rating) of “BBB (low)” or higher and (2) so long as no Manufacturer Event of Default has occurred and is continuing with respect to such Eligible Non-Program Manufacturer, the aggregate Net Book Value of all Non-Program Vehicles (other than “medium duty” and “heavy duty” trucks) leased under the AESOP I Operating Lease or the AESOP II Operating Lease that (i) were manufactured by an Eligible Non-Program Manufacturer that has a long-term senior unsecured debt rating from DBRS (or, if such Manufacturer is not rated by DBRS, a DBRS Equivalent Rating) of “BBB (low)” or higher and (ii) are subject to a Manufacturer Program and remain eligible for repurchase thereunder as of such date and (b) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease or the AESOP II Operating Lease as of such date.

“Series 2015-3 DBRS Trucks Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease or the AESOP II Operating Lease that are “medium duty” or “heavy duty” trucks as of such date and (b) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease or the AESOP II Operating Lease as of such date.

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“Series 2015-3 Demand Note” means each demand note made by a Demand Note Issuer, substantially in the form of Exhibit D as amended, modified or restated from time to time.

“Series 2015-3 Demand Note Payment Amount” means, as of the Multi-Series Letter of Credit Termination Date, the aggregate amount of all proceeds of demands made on the Series 2015-3 Demand Notes pursuant to Section 3.5(c)(iii) or 3.5(d)(ii) that were deposited into the Series 2015-3 Distribution Account and paid to the Series 2015-3 Noteholders during the one-year period ending on the Multi-Series Letter of Credit Termination Date; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred during such one-year period, the Series 2015-3 Demand Note Payment Amount as of the Multi-Series Letter of Credit Termination Date shall equal the Series 2015-3 Demand Note Payment Amount as if it were calculated as of the date of such occurrence.

“Series 2015-3 Deposit Date” is defined in Section 3.2.

“Series 2015-3 Distribution Account” is defined in Section 3.9(a).

“Series 2015-3 Distribution Account Collateral” is defined in Section 3.9(d).

“Series 2015-3 Documents” means each of this Supplement, the Series 2015-3 Notes, the Series 2015-3 Interest Rate Cap, the Fee Letter, the Series 2015-3 Demand Notes, the Multi-Series Letters of Credit and any other related documents executed in connection with an issuance of the Series 2015-3 Notes or activities related thereto.

“Series 2015-3 Eligible Letter of Credit Provider” means a Person satisfactory to ABCR and the Demand Note Issuers and having, at the time of the issuance of the related Multi-Series Letter of Credit, a long-term senior unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “BBB” from DBRS, a long-term senior unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “Baa2” from Moody’s or a long-term senior unsecured debt, deposit, claims paying or credit (as the case may be) rating of at least “BBB” from Standard & Poor’s; provided that if a Person is not a Multi-Series Letter of Credit Provider (or a letter of credit provider under the Supplement for any other Series of Notes), then such Person shall not be a Series 2015-3 Eligible Letter of Credit Provider until ABCR has provided 10 days’ prior notice to the Rating Agencies, Standard & Poor’s, Moody’s and the Administrative Agent that such a Person has been proposed as a Multi-Series Letter of Credit Provider.

“Series 2015-3 Enhancement” means the Series 2015-3 Cash Collateral Account Collateral, the Multi-Series Letters of Credit, the Series 2015-3 Demand Notes, the Series 2015-3 Overcollateralization Amount and the Series 2015-3 Reserve Account Amount.

“Series 2015-3 Enhancement Amount” means, as of any date of determination, the sum of (i) the Series 2015-3 Overcollateralization Amount as of such date, (ii) the Series 2015-3 Allocated Multi-Series Letter of Credit Amount as of such date, (iii) the Series 2015-3 Available Reserve Account Amount as of such date and (iv) the amount of cash and Permitted Investments on deposit in the Series 2015-3 Collection Account (not including amounts allocable

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to the Series 2015-3 Accrued Interest Account) and the Series 2015-3 Excess Collection Account as of such date.

“Series 2015-3 Enhancement Deficiency” means, on any date of determination, the amount by which the Series 2015-3 Enhancement Amount is less than the Series 2015-3 Required Enhancement Amount as of such date.

“Series 2015-3 Excess Collection Account” is defined in Section 3.1(b).

“Series 2015-3 Incremental Enhancement Amount” means, as of any date of determination, the sum of:

(i)       the greater of (x) the Series 2015-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of the immediately preceding Business Day over the Series 2015-3 Maximum Mitsubishi Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2015-3 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2015-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(ii)       the greater of (x) the Series 2015-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Isuzu and leased under the Leases as of the immediately preceding Business Day over the Series 2015-3 Maximum Isuzu Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2015-3 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Isuzu and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Isuzu and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2015-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(iii)       the greater of (x) the Series 2015-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Subaru and leased under the Leases as of the immediately preceding Business Day over the Series 2015-3

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Maximum Subaru Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2015-3 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Subaru and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Subaru and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 12.5% of the sum of (1) the Series 2015-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(iv)       the greater of (x) the Series 2015-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Hyundai and leased under the Leases as of the immediately preceding Business Day over the Series 2015-3 Maximum Hyundai Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2015-3 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Hyundai and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Hyundai and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 55% of the sum of (1) the Series 2015-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(v)       the greater of (x) the Series 2015-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Suzuki and leased under the Leases as of the immediately preceding Business Day over the Series 2015-3 Maximum Suzuki Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2015-3 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Suzuki and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Suzuki and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2015-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(vi)       the greater of (x) the Series 2015-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia and leased

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under the Leases as of the immediately preceding Business Day over the Series 2015-3 Maximum Kia Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2015-3 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Kia and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Kia and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 55% of the sum of (1) the Series 2015-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(vii)       the greater of (x) the Series 2015-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Tesla and leased under the Leases as of the immediately preceding Business Day over the Series 2015-3 Maximum Tesla Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2015-3 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Tesla and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Tesla and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2015-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(viii)       the greater of (x) the Series 2015-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Land Rover and leased under the Leases as of the immediately preceding Business Day over the Series 2015-3 Maximum Land Rover Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2015-3 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Land Rover and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Land Rover and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2015-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

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(ix)       the greater of (x) the Series 2015-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Jaguar and leased under the Leases as of the immediately preceding Business Day over the Series 2015-3 Maximum Jaguar Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2015-3 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Jaguar and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Jaguar and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2015-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(x)       the greater of (x) the Series 2015-3 Percentage of the excess, if any, of (A) if the Springing Amendment Condition (Non-Perfected Lien) is not satisfied, the Specified States Amount as of the immediately preceding Business Day over the Series 2015-3 Maximum Specified States Amount as of the immediately preceding Business Day or (B) if the Springing Amendment Condition (Non-Perfected Lien) is satisfied, the Net Book Value of all Vehicles leased under the Operating Leases with respect to which the lien under the Indenture is not perfected through a notation of such lien on the Certificate of Title or otherwise over the Series 2015-3 Maximum Non-Perfected Vehicle Amount (as applicable) as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2015-3 VFN Percentage of the Net Book Value of all Vehicles titled in the States of Ohio, Oklahoma, and Nebraska and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles titled in the States of Ohio, Oklahoma and Nebraska and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2015-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(xi)       the greater of (x) the Series 2015-3 Percentage of the excess, if any, of the Non-Eligible Manufacturer Amount as of the immediately preceding Business Day over the Series 2015-3 Maximum Non-Eligible Manufacturer Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Manufacturers other than Eligible Non-Program Manufacturers and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2015-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle

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Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(xii)        the greater of (x) the Series 2015-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles leased under the Leases as of the immediately preceding Business Day that were used vehicles at the time of their acquisition over the Series 2015-3 Maximum Used Vehicle Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2015-3 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day that were used vehicles at the time of their acquisition and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day that were used vehicles at the time of their acquisition over (B) 25% of the sum of (1) the Series 2015-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day; and

(xiii)       if the Springing Amendment Condition (Trucks) has been satisfied, the greater of (x) the Series 2015-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles leased under the Leases as of the immediately preceding Business Day that were “medium duty” or “heavy duty” trucks at the time of their acquisition over the Series 2015-3 Maximum Medium/Heavy Duty Truck Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2015-3 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day that were used vehicles at the time of their acquisition and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day that were “medium duty” or “heavy duty” trucks at the time of their acquisition over (B) 5% of the sum of (1) the Series 2015-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day.

“Series 2015-3 Interest Period” means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribution Date; provided, however, that (x) the initial Series 2015-3 Interest Period shall commence on and include the Series 2015-3 Closing Date and end on and include December 20, 2015 and (y) the initial Series 2015-3 Interest Period with respect to the Class R Notes shall commence on and include the A&R Effective Date and end on and include September 20, 2018.

“Series 2015-3 Interest Rate Cap” has the meaning specified in Section 3.11(a).

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“Series 2015-3 Interest Rate Cap Collateral” has the meaning specified in Section 3.11(c).

“Series 2015-3 Interest Rate Cap Proceeds” means the amounts received by the Trustee from an Interest Rate Cap Counterparty from time to time in respect of a Series 2015-3 Interest Rate Cap (including amounts received from a guarantor or from collateral).

“Series 2015-3 Invested Amount” means, on any date of determination, the sum of (i) the Class A Invested Amount as of such date, (ii) the Class B Invested Amount as of such date and (iii) the Class R Invested Amount as of such date.

“Series 2015-3 Invested Percentage” means as of any date of determination:

(a)       when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the sum of the Series 2015-3 Invested Amount and the Series 2015-3 Overcollateralization Amount, determined during the Series 2015-3 Revolving Period as of the end of the immediately preceding Business Day, or, during the Series 2015-3 Rapid Amortization Period or any Series 2015-3 Controlled Amortization Period, as of the end of the Series 2015-3 Revolving Period and the denominator of which shall be the greater as of the end of the immediately preceding Business Day of (I) the Aggregate Asset Amount and (II) the sum of the numerators used to determine the invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes); and

(b)       when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be the Accrued Amounts with respect to the Series 2015-3 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination

“Series 2015-3 Lease Interest Payment Deficit” means on any Distribution Date an amount equal to the excess, if any of (1) the excess, if any, of (a) the aggregate amount of Interest Collections which pursuant to Section 3.2(a), (b), (c) or (d) would have been allocated to the Series 2015-3 Accrued Interest Account if all payments of Monthly Base Rent required to have been made under the Leases from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Interest Collections which pursuant to Section 3.2(a), (b), (c) or (d) have been allocated to the Series 2015-3 Accrued Interest Account (excluding any amounts paid into the Series 2015-3 Accrued Interest Account pursuant to the proviso in Sections 3.2(c)(ii) and 3.2(d)(ii)) from and excluding the preceding Distribution Date to and including such Distribution Date over (2) the Class R Monthly Interest with respect to the Series 2015-3 Interest Period ended on the day preceding such Distribution Date.

“Series 2015-3 Lease Payment Deficit” means either a Series 2015-3 Lease Interest Payment Deficit or a Series 2015-3 Lease Principal Payment Deficit.

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“Series 2015-3 Lease Principal Payment Carryover Deficit” means (a) for the initial Distribution Date, zero and (b) for any other Distribution Date, the excess of (x) the Series 2015-3 Lease Principal Payment Deficit, if any, on the preceding Distribution Date over (y) the amount deposited in the Distribution Account on such preceding Distribution Date pursuant to Section 3.5(c) on account of such Series 2015-3 Lease Principal Payment Deficit.

“Series 2015-3 Lease Principal Payment Deficit” means on any Distribution Date the sum of (a) the Series 2015-3 Monthly Lease Principal Payment Deficit for such Distribution Date and (b) the Series 2015-3 Lease Principal Payment Carryover Deficit for such Distribution Date.

“Series 2015-3 Limited Liquidation Event of Default” means, so long as such event or condition continues, any event or condition of the type specified in clauses (a) through (i) of Article IV; provided, however, that any event or condition of the type specified in clauses (a) through (i) of Article IV shall not constitute a Series 2015-3 Limited Liquidation Event of Default if the Trustee shall have received the written consent of each of the Series 2015-3 Noteholders waiving the occurrence of such Series 2015-3 Limited Liquidation Event of Default.

“Series 2015-3 Liquidity Amount” means, as of any date of determination, the sum of (a) the Series 2015-3 Allocated Multi-Series Letter of Credit Liquidity Amount on such date and (b) the Series 2015-3 Available Reserve Account Amount on such date.

“Series 2015-3 Maximum Amount” means any of the Series 2015-3 Maximum Manufacturer Amounts, the Series 2015-3 Maximum Non-Eligible Manufacturer Amount, the Series 2015-3 Maximum Non-Program Vehicle Amount, the Series 2015-3 Maximum Specified States Amount (if applicable), the Series 2015-3 Non-Perfected Vehicle Amount or the Series 2015-3 Maximum Used Vehicle Amount.

“Series 2015-3 Maximum Hyundai Amount” means, as of any day, an amount equal to 55% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2015-3 Maximum Isuzu Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2015-3 Maximum Invested Amount” means, on any date of determination, the sum of (i) the Maximum Purchaser Group Invested Amount and (ii) the Class R Maximum Invested Amount on such date; provided that on and after the Reduction Date, the Series 2015-3 Maximum Invested Amount shall be reduced in accordance with Section 3.14.

“Series 2015-3 Maximum Jaguar Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2015-3 Maximum Kia Amount” means, as of any day, an amount equal to 55% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

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“Series 2015-3 Maximum Land Rover Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2015-3 Maximum Medium/Heavy Duty Truck Amount” means, as of any day, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2015-3 Maximum Manufacturer Amount” means, as of any day, any of the Series 2015-3 Maximum Hyundai Amount, the Series 2015-3 Maximum Isuzu Amount, the Series 2015-3 Maximum Jaguar Amount, the Series 2015-3 Maximum Kia Amount, the Series 2015-3 Maximum Land Rover Amount, the Series 2015-3 Maximum Medium/Heavy Duty Truck Amount, the Series 2015-3 Maximum Mitsubishi Amount, the Series 2015-3 Maximum Subaru Amount, the Series 2015-3 Maximum Suzuki Amount or the Series 2015-3 Maximum Tesla Amount.

“Series 2015-3 Maximum Mitsubishi Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2015-3 Maximum Non-Eligible Manufacturer Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2015-3 Maximum Non-Perfected Vehicle Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2015-3 Maximum Non-Program Vehicle Amount” means, as of any day, an amount equal to the Series 2015-3 Maximum Non-Program Vehicle Percentage of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2015-3 Maximum Non-Program Vehicle Percentage” means, as of any date of determination, the sum of (a) 85% and (b) a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Redesignated Vehicles manufactured by a Bankrupt Manufacturer or a Manufacturer with respect to which a Manufacturer Event of Default has occurred, and in each case leased under the AESOP I Operating Lease or the Finance Lease as of such date, and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the Leases as of such date.

“Series 2015-3 Maximum Specified States Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2015-3 Maximum Subaru Amount” means, as of any day, an amount equal to 12.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

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“Series 2015-3 Maximum Suzuki Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2015-3 Maximum Tesla Amount” means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2015-3 Maximum Used Vehicle Amount” means, as of any day, an amount equal to 25% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

“Series 2015-3 Monthly Lease Principal Payment Deficit” means on any Distribution Date an amount equal to the excess, if any, of (1) the excess, if any, of (a) the aggregate amount of Principal Collections which pursuant to Section 3.2(a), (b) or (c) would have been allocated to the Series 2015-3 Collection Account if all payments required to have been made under the Leases from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Principal Collections which pursuant to Section 3.2(a), (b) or (c) have been allocated to the Series 2015-3 Collection Account (without giving effect to any amounts paid into the Series 2015-3 Accrued Interest Account pursuant to the proviso in Sections 3.2(b)(ii) and/or 3.2(c)(ii)) from and excluding the preceding Distribution Date to and including such Distribution Date over (2) the principal due and payable with respect to the Class R Notes on such Distribution Date.

“Series 2015-3 Noteholder” means any Class A Noteholder, any Class B Noteholder or any Class R Noteholder.

“Series 2015-3 Notes” means, collectively, the Class A Notes, the Class B Notes and the Class R Notes.

“Series 2015-3 Overcollateralization Amount” means the excess, if any, of (x) the sum of (a) the Series 2015-3 AESOP I Operating Lease Loan Agreement Borrowing Base as of such date and (b) the Series 2015-3 VFN Percentage of the excess, if any, of (1) the AESOP II Loan Agreement Borrowing Base over (2) the AESOP II DBRS Excluded Manufacturer Amount as of such date over (y) the Series 2015-3 Invested Amount as of such date.

“Series 2015-3 Past Due Rent Payment” is defined in Section 3.2(g).

“Series 2015-3 Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2015-3 Invested Amount as of such date and the denominator of which is the sum of the Invested Amount of each Series of Notes outstanding as of such date.

“Series 2015-3 Principal Allocation” is defined in Section 3.2(a)(ii).

“Series 2015-3 Rapid Amortization Period” means the period beginning at the earlier to occur of (a) the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2015-3 Notes and (b) the close of business on the Optional Termination Date and ending upon the

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earliest to occur of (i) the date on which the Series 2015-3 Notes are fully paid, (ii) the Series 2015-3 Termination Date and (iii) termination of the Indenture.

“Series 2015-3 Reimbursement Agreement” means any and each agreement providing for the reimbursement of a Multi-Series Letter of Credit Provider for draws under the Multi-Series Letter of Credit as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Series 2015-3 Required AESOP I Operating Lease Vehicle Amount” means, as of any date of determination, the sum of (A) the excess, if any, of (x) the sum of the Series 2015-3 Required Overcollateralization Amount and the Series 2015-3 Invested Amount as of such date over (y) the Series 2015-3 VFN Percentage of the excess, if any, of (i) the AESOP II Loan Agreement Borrowing Base as of such date over (ii) the AESOP II DBRS Excluded Manufacturer Amount as of such date and (B) if an Event of Bankruptcy with respect to ABCR, any other Lessee or any Permitted Sublessee (other than a third-party Permitted Sublessee) has occurred on or prior to such date, the Contingent Monthly Funding Costs Shortfall as of the immediately preceding Distribution Date.

“Series 2015-3 Required Enhancement Amount” means, as of any date of determination, the sum of (i) the greater of (a) the Series 2015-3 Class A DBRS Required Enhancement Amount as of such date minus the Class B Invested Amount as of such date and (b) the Series 2015-3 Class B DBRS Required Enhancement Amount as of such date and (ii) the Series 2015-3 Incremental Enhancement Amount as of such date.

“Series 2015-3 Required Liquidity Amount” means, with respect to any Distribution Date, an amount equal to the sum of (i) 2.50% of the sum of (x) the Class A Invested Amount on such Distribution Date and (y) the Class B Invested Amount on such Distribution Date, in each case, after giving effect to any payments of principal to be made on the Series 2015-3 Notes on such Distribution Date and (ii) if (1) such Distribution Date occurs prior to the Reduction Date and (2) Adjusted Daily Simple SOFR as of such date is greater than 3.00%, the product of (a) 1.00% and (b) the excess of the Series 2015-3 Maximum Invested Amount as of such Distribution Date over the amount that the Series 2015-3 Maximum Invested Amount will be on the Reduction Date after giving effect to the reduction thereto provided for in Section 2.10.

“Series 2015-3 Required Overcollateralization Amount” means, as of any date of determination, the excess, if any, of the Series 2015-3 Required Enhancement Amount over the sum of (i) the Series 2015-3 Allocated Multi-Series Letter of Credit Amount as of such date, (ii) the Series 2015-3 Available Reserve Account Amount on such date and (iii) the amount of cash and Permitted Investments on deposit in the Series 2015-3 Collection Account (not including amounts allocable to the Series 2015-3 Accrued Interest Account) and the Series 2015-3 Excess Collection Account on such date.

“Series 2015-3 Required Reserve Account Amount” means, with respect to any Distribution Date, an amount equal to the sum of (a) the greater of (i) the excess, if any, of the Series 2015-3 Required Liquidity Amount on such Distribution Date over the Series 2015-3 Allocated Multi-Series Letter of Credit Liquidity Amount on such Distribution Date (after giving

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effect to any payments of principal to be made on the Series 2015-3 Notes on such Distribution Date) and (ii) the excess, if any, of the Series 2015-3 Required Enhancement Amount over the Series 2015-3 Enhancement Amount (excluding therefrom the Series 2015-3 Available Reserve Account Amount and calculated after giving effect to any payments of principal to be made on the Series 2015-3 Notes) on such Distribution Date and (b) the Demand Note Preference Payment Amount.

“Series 2015-3 Reserve Account” is defined in Section 3.7(a).

“Series 2015-3 Reserve Account Collateral” is defined in Section 3.7(d).

“Series 2015-3 Reserve Account Surplus” means, with respect to any Distribution Date, the excess, if any, of the Series 2015-3 Available Reserve Account Amount over the sum of (x) the Series 2015-3 Required Reserve Account Amount on such Distribution Date and (y) the sum of (i) the aggregate Contingent Monthly Funding Costs with respect to all Purchaser Groups for the Series 2015-3 Interest Period ending on such date and (ii) any Contingent Monthly Funding Costs Shortfall as of such date (together with accrued interest thereon).

“Series 2015-3 Revolving Period” means the period from and including, the Series 2015-3 Closing Date to the earlier to occur of (x) the commencement of any Series 2015-3 Controlled Amortization Period and (y) the commencement of the Series 2015-3 Rapid Amortization Period; provided that following the commencement of the Class B Controlled Amortization Period, the Series 2015-3 Revolving Period shall be reinstated upon the repayment in full of the Class B Invested Amount (so long as the Series 2015-3 Rapid Amortization Period shall not have occurred prior thereto).

“Series 2015-3 Termination Date” means the Distribution Date falling in the tenth calendar month after the calendar month in which the Series 2015-3 Revolving Period ends (unless the Series 2015-3 Revolving Period is reinstated in accordance with the proviso of the definition thereof).

“Series 2015-3 Unpaid Demand Amount” means, with respect to any single draw pursuant to Section 3.5(c) or (d) on the Multi-Series Letters of Credit, the aggregate amount drawn by the Trustee on all Multi-Series Letters of Credit.

“Series 2015-3 VFN Percentage” means, as of any date, the percentage equivalent of a fraction (x) the numerator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Series 2015-3 Overcollateralization Amount as of such date and (y) the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount, the Series 2015-3 Overcollateralization Amount, the Series 2010-6 Class A Invested Amount, the Series 2010-6 Class B Invested Amount and the Series 2010-6 Overcollateralization Amount as of such date.

“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

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“SOFR Administrator’s Website” means the NYFRB’s Website, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR.”

“SOFR Funding CP Conduit Purchaser” means each CP Conduit Purchaser that is designated as such on Schedule I or in the Purchaser Group Supplement pursuant to which such CP Conduit Purchaser became a party to this Supplement.

“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR.”

“SOFR Tranche” means, with respect to any CP Conduit Purchaser Group, the portion of the APA Bank Funded Amount with respect to such CP Conduit Purchaser Group for which the Monthly Funding Costs with respect to such CP Conduit Purchaser Group is calculated by reference to Adjusted Daily Simple SOFR.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Springing Amendment Condition (Non-Perfected Lien)” means a condition that will be satisfied if ABRCF confirms to the Trustee in writing that is has implemented, in accordance with the terms of the Related Documents, the amendments set forth in Exhibits J, L, M, N, O, R and S that ABRCF has determined are required to remove the limitations in the Related Documents related to Vehicles titled in Ohio, Oklahoma and Nebraska (the liens on which are not perfected) and replace such references with limitations that would allow a limited amount of Vehicles titled anywhere in the United States to be subject to liens that are not perfected.

“Springing Amendment Condition (Trucks)” means a condition that will be satisfied if ABRCF confirms to the Trustee in writing that is has implemented, in accordance with the terms of the Related Documents, the amendments set forth in Exhibits J, L, M, N, O, R and S that ABRCF has determined are required to allow for “medium duty” and “heavy duty” trucks to be considered an “Eligible Vehicle” under the Base Indenture.

“Supplement” is defined in the recitals hereto.

“Supplemental Funding Purchaser Group” means any Purchaser Group so indicated on Schedule I hereto or in the related Purchaser Group’s Purchaser Group Supplement.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

“Termination Date Disbursement” means an amount drawn under a Multi-Series Letter of Credit pursuant to a Certificate of Termination Date Demand.

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“Termination Disbursement” means an amount drawn under a Multi-Series Letter of Credit pursuant to a Certificate of Termination Demand.

“Transfer Supplement” is defined in Section 11.1(c).

“Transferee” is defined in Section 11.1(g).

“Trustee” is defined in the recitals hereto.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“U.K. Securitisation Regulation” means the EU Securitisation Regulation enacted as retained direct EU law in the U.K. by virtue of the operation of the European Union (Withdrawal) Act 2018, as amended by the Securitisation (Amendment) (EU Exit) Regulations 2019 (SI 2019/660) (including any implementing regulation, secondary legislation, technical and official guidance relating thereto (in each case, as amended, varied or substituted from time to time)).

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Risk Retention Rules” means the federal interagency credit risk retention rules, codified at 17 C.F.R. Part 246.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unpaid Demand Note Disbursement” means an amount drawn under a Multi-Series Letter of Credit pursuant to a Certificate of Unpaid Demand Note Demand.

“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.

“Voting Stock” means, with respect to any Person, the common stock or membership interests of such Person and any other security of, or ownership interest in, such Person having ordinary voting power to elect a majority of the board of directors or a majority of the managers (or other Persons serving similar functions) of such Person.

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“Waiver Event” means the occurrence of the delivery of a Waiver Request and the subsequent waiver of any Series 2015-3 Maximum Amount.

“Waiver Request” is defined in Article V.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

ARTICLE II

PURCHASE AND SALE OF SERIES 2015-3 NOTES;
INCREASES AND DECREASES OF SERIES 2015-3 INVESTED AMOUNT

Section 2.1. Purchases of the Series 2015-3 Notes.

(a)       Initial Purchases.

(i)       Subject to the terms and conditions of this Supplement, including delivery of notice in accordance with Section 2.3, (i) each Non-Conduit Purchaser shall purchase, and each CP Conduit Purchaser may, in its sole discretion, purchase a Class A Note in an amount equal to all or a portion of its Class A Commitment Percentage of the Class A Initial Invested Amount on any Business Day during the period from the A&R Effective Date to and including the applicable Expiry Date with respect to its Related Purchaser Group, and if any such CP Conduit Purchaser shall have notified the Administrative Agent and the Funding Agent with respect to such CP Conduit Purchaser that it has elected not to fund a Class A Note in an amount equal to its Class A Commitment Percentage of the Class A Initial Invested Amount on the Series 2015-3 Closing Date, each APA Bank with respect to such CP Conduit Purchaser shall fund on the A&R Effective Date its APA Bank Percentage of that portion of such Class A Note not to be funded by such CP Conduit Purchaser and (ii) thereafter, (A) each Non-Conduit Purchaser shall maintain its Class A Note, subject to increase or decrease during the period from the A&R Effective Date to and including the applicable Expiry Date with respect to its Related Purchaser Group, in accordance with the provisions of this Supplement, (B) if a CP Conduit Purchaser shall have purchased a Class A Note on the A&R Effective Date, such CP Conduit Purchaser may, in its sole discretion, maintain its Class A Note, subject to increase or decrease during the period from the A&R Effective Date to and including the applicable Expiry Date with respect to its Related Purchaser Group, in accordance with the provisions of this Supplement and (C) the APA Banks

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shall maintain their respective APA Bank Percentages of the Class A Note with respect to its Related Purchaser Group, subject to increase or decrease during the period from the A&R Effective Date to and including the applicable Expiry Date with respect to such Purchaser Group, in accordance with the provisions of this Supplement. Each Purchaser Group as of the A&R Effective Date shall be deemed to have satisfied its obligation to purchase a Class A Note under this Section 2.1(a) on such date by exchanging the Series 2015-3 Note held by it and outstanding on the day immediately preceding the A&R Effective Date for a Class A Note issued on the A&R Effective Date in accordance with Section 2.1(a)(iv).

(ii)       Subject to the terms and conditions of this Supplement, including delivery of notice in accordance with Section 2.3, (i) each Non-Conduit Purchaser shall purchase, and each CP Conduit Purchaser may, in its sole discretion, purchase a Class B Note in an amount equal to all or a portion of its Class B Commitment Percentage (if any) of the Class B Initial Invested Amount on any Business Day during the period from the A&R Effective Date to and including the applicable Expiry Date with respect to its Related Purchaser Group, and if any such CP Conduit Purchaser shall have notified the Administrative Agent and the Funding Agent with respect to such CP Conduit Purchaser that it has elected not to fund a Class B Note in an amount equal to its Class B Commitment Percentage (if any) of the Class B Initial Invested Amount on the A&R Effective Date, each APA Bank with respect to such CP Conduit Purchaser shall fund on the A&R Effective Date its APA Bank Percentage of that portion of such Class B Note not to be funded by such CP Conduit Purchaser and (ii) thereafter, (A) each applicable Non-Conduit Purchaser shall maintain its Class B Note, subject to increase or decrease during the period from the A&R Effective Date to and including the applicable Expiry Date with respect to its Related Purchaser Group, in accordance with the provisions of this Supplement, (B) if a CP Conduit Purchaser shall have purchased a Class B Note on the A&R Effective Date, such CP Conduit Purchaser may, in its sole discretion, maintain its Class B Note, subject to increase or decrease during the period from the A&R Effective Date to and including the applicable Expiry Date with respect to its Related Purchaser Group, in accordance with the provisions of this Supplement and (C) the applicable APA Banks shall maintain their respective APA Bank Percentages of the Class B Note with respect to its Related Purchaser Group, subject to increase or decrease during the period from the A&R Effective Date to and including the applicable Expiry Date with respect to such Purchaser Group, in accordance with the provisions of this Supplement. The aggregate outstanding principal amount of such Class B Notes on the A&R Effective Date shall be the “Class B Initial Invested Amount”.

(iii)       Subject to the terms and conditions of this Supplement, including delivery of notice in accordance with Section 2.3, (i) each Committed Note Purchaser shall purchase a Class R Note in an amount equal to $0 (the “Class R Initial Invested Amount”) on the Series 2015-3 Closing Date and (ii) thereafter, each Committed Note Purchaser shall maintain its Class R Note, subject to increase or, other than during any Series 2015-3 Controlled Amortization Period or Series 2015-3 Rapid Amortization Period, decrease, in accordance with the provisions of this Supplement.

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(b)       Maximum Purchaser Group Invested Amounts. Notwithstanding anything to the contrary contained in this Supplement, at no time shall a Purchaser Group be required to make the initial purchase of a Class A Note or a Class B Note or increase its Class A Purchaser Group Invested Amount or Class B Purchaser Group Invested Amount if either (1) the sum of (x) the Class A Purchaser Group Invested Amount with respect to such Purchaser Group, after giving effect to such purchase or increase and (y) the sum of any unfunded Delayed Amounts with respect to the Class A Notes with respect to such Purchaser Group, would exceed the Class A Maximum Purchaser Group Invested Amount with respect to such Purchaser Group at such time or (2) the sum of (x) the Class B Purchaser Group Invested Amount with respect to such Purchaser Group, after giving effect to such purchase or increase and (y) the sum of any unfunded Delayed Amounts with respect to the Class B Notes with respect to such Purchaser Group, would exceed the Class B Maximum Purchaser Group Invested Amount with respect to such Purchaser Group at such time.

(c)       Class R Maximum Invested Amounts. Notwithstanding anything to the contrary contained in this Supplement, at no time shall a Committed Note Purchaser be required to make the initial purchase of a Class R Note or increase its Class R Invested Amount if the Class R Invested Amount with respect to such Committed Note Purchaser, after giving effect to such purchase or increase would exceed the Class R Maximum Invested Amount with respect to such Committed Note Purchaser at such time.

(d)       Form of Series 2015-3 Notes. The Series 2015-3 Notes shall be issued in fully registered form without interest coupons, substantially in the form set forth in Exhibit A.

Section 2.2. Delivery. (a)  On the A&R Effective Date (or on any later date that any Purchaser Group becomes a party to this Supplement), ABRCF shall sign and shall direct the Trustee in writing pursuant to Section 2.2 of the Base Indenture to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate (i) a Class A Note with respect to each Purchaser Group and (ii) a Class B Note with respect to each Purchaser Group whose Class B Maximum Purchaser Group Invested Amount is greater than $0, as applicable, (i) in the case of a CP Conduit Purchaser Group, in the name of the Funding Agent with respect to such CP Conduit Purchaser Group (or as otherwise requested by such CP Conduit Purchaser Group and agreed to by ABRCF) in an amount equal to the Class A Maximum Purchaser Group Invested Amount or the Class B Maximum Purchaser Group Invested Amount, as applicable, with respect to such CP Conduit Purchaser Group and deliver such Class A Note or Class B Note, as applicable, to such Funding Agent in accordance with such written directions or (ii) in the case of a Non-Conduit Purchaser Group, in the name of the Related Non-Conduit Purchaser in an amount equal to the Class A Maximum Purchaser Group Invested Amount or the Class B Maximum Purchaser Group Invested Amount, as applicable, with respect to such Related Non-Conduit Purchaser Group and deliver such Class A Note or Class B Note, as applicable, to such Related Non-Conduit Purchaser in accordance with such written directions. On the A&R Effective Date (or on any later date that any Committed Note Purchaser becomes a party to this Supplement), ABRCF shall sign and shall direct the Trustee in writing pursuant to Section 2.2 of the Base Indenture to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate a Class R Note in an amount equal to the Class R Maximum Invested Amount with respect to such Committed Note Purchaser and deliver such Class R Note to such Committed Note Purchaser in accordance with such written directions.

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(b)       The Administrative Agent shall maintain a record of (i) the actual Class A Purchaser Group Invested Amount and Class B Purchaser Group Invested Amount outstanding with respect to each Purchaser Group, (ii) the Class R Invested Amount outstanding with respect to each Committed Note Purchaser and (iii) the actual Series 2015-3 Invested Amount outstanding on any date of determination, which, absent manifest error, shall constitute prima facie evidence of the outstanding Class A Invested Amounts, the outstanding Class B Invested Amounts, the outstanding Class R Invested Amount and the outstanding Series 2015-3 Invested Amount from time to time. Upon a written request from the Trustee, the Administrative Agent shall provide in writing the identity of the Purchaser Groups, the related Funding Agents for each CP Conduit Purchaser Group, the Purchaser Group Invested Amount for each Purchaser Group, the identity of the Committed Note Purchasers, the Class R Invested Amount for each Committed Note Purchaser, and the Commitment Percentages with respect to any Purchaser Group, to the Trustee.

Section 2.3. Procedure for Initial Issuance and for Increasing the Series 2015-3 Invested Amount. (a)  Subject to Section 2.3(c), (i) on the A&R Effective Date, (A) each Non-Conduit Purchaser shall purchase, and each CP Conduit Purchaser may agree, in its sole discretion, to purchase, and the APA Banks with respect to such CP Conduit Purchaser shall agree to purchase, a Class A Note, in accordance with Section 2.1, (B) with respect to each Purchaser Group whose Class B Maximum Purchaser Group Invested Amount is greater than $0, each Non-Conduit Purchaser shall purchase, and each CP Conduit Purchaser may agree, in its sole discretion, to purchase, and the APA Banks with respect to such CP Conduit Purchaser shall agree to purchase, a Class B Note, in accordance with Section 2.1 and (C) each Committed Note Purchaser shall purchase a Class R Note in accordance with Section 2.1 and (ii) on any Business Day during the period from the A&R Effective Date to and including the applicable Expiry Date (A) with respect to a Purchaser Group, in the case of a Non-Conduit Purchaser Group, the Related Non-Conduit Purchaser hereby agrees, or in the case of a CP Conduit Purchaser Group, the CP Conduit Purchaser in such CP Conduit Purchaser Group may agree, in its sole discretion, and each APA Bank with respect to such CP Conduit Purchaser hereby agrees that the Purchaser Group Invested Amount with respect to such Purchaser Group may be increased by an amount up to the Class A Commitment Percentage and/or the Class B Commitment Percentage, as applicable, with respect to such Purchaser Group of the Increase Amount (an “Increase”), upon the request of ABRCF (each date on which an increase in the Series 2015-3 Invested Amount occurs hereunder being herein referred to as the “Increase Date” applicable to such Increase); provided that any such Increase shall be allocated (i) on a pro rata basis (based on the ratio of the Class A Maximum Invested Amount to the Class B Maximum Invested Amount) to the Class A Invested Amount and the Class B Invested Amount, and (ii) (x) with respect to the Class A Notes, first on a pro rata basis to each Non-Supplemental Funding Purchaser Group up to the lesser of (1) such Non-Supplemental Funding Purchaser Group’s Class A Maximum Purchaser Group Invested Amount and (2) the Increase Amount with respect to the Class A Notes and second on a pro rata basis to each Supplemental Funding Purchaser Group and (y) with respect to the Class B Notes, on a pro rata basis to each applicable Purchaser Group (based on the Class B Commitment Percentage for such Purchaser Group) and (B) as a result of such Increase with respect to the Class A Notes and the Class B Notes as requested by ABRCF, each Committed Note Purchaser hereby agrees that the Class R Invested Amount with respect to such Committed Note Purchaser shall be increased by the minimum amount necessary to cause the Retention Test to be satisfied; provided, however, that ABRCF shall have given the Administrative Agent and

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each Committed Note Purchaser (with a copy to the Trustee) irrevocable (other than as specified in Section 2.3(e)) written notice (effective upon receipt), by telecopy (receipt confirmed), substantially in the form of Exhibit B together with a calculation (including of the components thereof) in a form reasonably acceptable to the Administrative Agent of the sum of (i) the Series 2015-3 AESOP I Operating Loan Agreement Borrowing Base and (ii) the Series 2015-3 VFN Percentage of the excess, if any, of (x) the AESOP II Loan Agreement Borrowing Base over (y) the AESOP II DBRS Excluded Manufacturer Amount on the date of such notice, of such request no later than 3:00 p.m. (New York City time) on (A) with respect to a Deferrable Increase Notice, the third Business Day prior to such Increase Date or (B) with respect to a Non-Deferrable Increase Notice, the second Business Day prior to such Increase Date, as the case may be. Such notice shall state (w) the Increase Date, (x) the proposed amount of the increase in the Class A Invested Amount, the Class B Invested Amount and the Class R Invested Amount, as applicable (in each case, an “Increase Amount”), as the case may be, (y) the amount of the Increase to be allocated to the Class A Purchaser Group Invested Amount and the Class B Purchaser Group Invested Amount of each Purchaser Group and (z) whether a Delayed Funding Notice may be delivered in connection with such Increase pursuant to Section 2.3(e). The Class A Commitment Percentage or the Class B Commitment Percentage with respect to any Purchaser Group of the Increase Amount with respect to the Class A Notes or the Class B Notes, as applicable, set forth in any Non-Deferrable Increase Notice shall not exceed such Purchaser Group’s Non-Deferrable Draw Amount as of the related Increase Date.

(b)       If a CP Conduit Purchaser elects not to fund the full amount of its Purchaser Group Increase Amount, such CP Conduit Purchaser shall notify the Administrative Agent and the Funding Agent with respect to such CP Conduit Purchaser, and each APA Bank with respect to such CP Conduit Purchaser shall fund its APA Bank Percentage of the portion of the Class A Commitment Percentage and/or the Class B Commitment Percentage, as applicable, with respect to such Related Purchaser Group of such Increase, as the case may be, not funded by such CP Conduit Purchaser.

(c)       No Purchaser Group shall be required to increase its Purchaser Group Invested Amount on any Increase Date hereunder unless:

(i)       such Purchaser Group’s Purchaser Group Increase Amount is equal to (A) $1,000,000 or an integral multiple of $100,000 in excess thereof or (B) if less, the excess of the Maximum Purchaser Group Invested Amount with respect to such Purchaser Group over the Purchaser Group Invested Amount with respect to such Purchaser Group;

(ii)       after giving effect to such Increase Amount, (1) the sum of the (x) the Class A Purchaser Group Invested Amount and (y) any unfunded Delayed Amounts with respect to such Purchaser Group with respect to the Class A Notes would not exceed the Class A Maximum Purchaser Group Invested Amount with respect to such Purchaser Group and (2) the sum of the (x) the Class B Purchaser Group Invested Amount and (y) any unfunded Delayed Amounts with respect to such Purchaser Group with respect to the Class B Notes would not exceed the Class B Maximum Purchaser Group Invested Amount with respect to such Purchaser Group;

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(iii)       after giving effect to such Increase Amount, no AESOP I Operating Lease Vehicle Deficiency would occur and be continuing;

(iv)       no Amortization Event or Potential Amortization Event (in each case, other than an Amortization Event or Potential Amortization Event in respect of another Series of Notes solely resulting from a Surety Default (as such term is defined in the Supplement pursuant to which such other Series of Notes was issued)) has occurred and is continuing on the Series 2015-3 Closing Date or such Increase Date, as applicable, or would occur and be continuing after giving effect to such Increase;

(v)       not more than two Increases have occurred in the four Business Days immediately preceding the date of such Increase;

(vi)       all of the representations and warranties made by each of ABRCF, the Lessees, the Lessors and the Administrator in the Base Indenture, this Supplement and the Related Documents to which each is a party are true and correct in all material respects on and as of such Increase Date, as if made on and as of such date (except to the extent such representations and warranties are expressly made as of another date);

(vii)       concurrently with such Increase on such Increase Date an increase is made in the Series 2010-6 Invested Amount so that, after giving effect to such Increase and the increase in the Series 2010-6 Invested Amount, the ratio of the Series 2015-3 Invested Amount to the Series 2010-6 Invested Amount is equal to the ratio of the Series 2015-3 Maximum Invested Amount to the Series 2010-6 Maximum Invested Amount; and

(viii)       all conditions precedent to the making of any Loan under the applicable Loan Agreements would be satisfied.

ABRCF’s acceptance of funds in connection with each Increase occurring on any Increase Date shall constitute a representation and warranty by ABRCF to the Purchaser Groups as of such Increase Date (except to the extent such representations and warranties are expressly made as of another date) that all of the conditions contained in this Section 2.3(c) have been satisfied.

(d)       Upon receipt of any notice required by Section 2.3(a) or permitted by Section 2.3(e) from ABRCF, the Administrative Agent shall forward (by telecopy or electronic messaging system) a copy of such notice to each Non-Conduit Purchaser and the Funding Agent with respect to each CP Conduit Purchaser Group (or, with respect to any notice pursuant to Section 2.3(e) requiring a Delayed Funding Purchaser Group to decrease its Delayed Amount, the applicable Non-Conduit Purchaser or Funding Agent), no later than 5:00 p.m. (New York City time) on the day received. After receipt by any Funding Agent with respect to a CP Conduit Purchaser Group of such notice from the Administrative Agent, such Funding Agent shall, so long as the conditions set forth in Sections 2.3(a) and (c) are satisfied, promptly provide telephonic notice to the related CP Conduit Purchaser and the related APA Banks, of the Increase Date and of such CP Conduit Purchaser Group’s Purchaser Group Increase Amount. Subject to Section 2.3(e), if such CP Conduit Purchaser elects to fund all or a portion of its Purchaser Group Increase Amount, such CP Conduit Purchaser shall pay in immediately available funds the related Purchaser Group Increase Amount (or any portion thereof) with respect to the Class A

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Notes or the Class B Notes, as applicable, on the related Increase Date to the Funding Agent with respect to such CP Conduit Purchaser Group for remittance to the Trustee for deposit into the Series 2015-3 Collection Account. Subject to Section 2.3(e), if such CP Conduit Purchaser does not fund the full amount of such CP Conduit Purchaser Group’s Purchaser Group Increase Amount and the related APA Banks are required to fund the portion thereof not funded by the CP Conduit Purchaser, each such APA Bank shall pay in immediately available funds its APA Bank Percentage of such portion on the related Increase Date to the Funding Agent with respect to such CP Conduit Purchaser Group for deposit in the Series 2015-3 Collection Account. Each Funding Agent shall remit the amounts received by it from its CP Conduit Purchaser or the related APA Banks pursuant to this Section 2.3(d) to the Trustee for deposit into the Series 2015-3 Collection Account. Subject to Section 2.3(e), so long as the conditions set forth in Sections 2.3(a) and (c) are satisfied, each Non-Conduit Purchaser shall pay in immediately available funds such Non-Conduit Purchaser’s Purchaser Group Increase Amount on the related Increase Date to the Trustee for deposit into the Series 2015-3 Collection Account. So long as the conditions set forth in Sections 2.3(a) and (c) are satisfied, each Committed Note Purchaser shall pay in immediately available funds the Class R Initial Invested Amount on the Series 2015-3 Closing Date or the amount of such Increase Amount with respect to the Class R Notes on the related Increase Date to the Trustee for deposit into the Series 2015-3 Collection Account.

(e)       Notwithstanding any of the foregoing, any APA Bank or Non-Conduit Purchaser who shall have previously notified ABRCF in writing that it or any related Program Support Provider has incurred charges under, or in anticipation of, Basel III (which may include external charges incurred by the APA Bank, Non-Conduit Purchaser or Program Support Provider or internal charges incurred by any of their businesses) in respect of its Commitment hereunder or any agreement to support such Commitment, or in respect of its interest in the Series 2015-3 Notes, based on its “liquidity coverage ratio” calculated under Basel III, may, upon receipt of any Deferrable Increase Notice pursuant to Section 2.3(a), notify ABRCF in writing (a “Delayed Funding Notice”) on or prior to 12:00 noon (New York City time) on the second Business Day preceding the related Increase Date, of its intent to fund an amount up to the applicable amount of the related Purchaser Group Increase Amount with respect to the Class A Notes or the Class B Notes, as applicable, (such amount, subject to any adjustment described below, the “Delayed Amount”) on a Business Day that is on or before the thirty-fifth (35th) day following the Increase Date specified in such Deferrable Increase Notice (the “Delayed Funding Date”) rather than on such Increase Date. If any APA Bank or Non-Conduit Purchaser provides a Delayed Funding Notice to ABRCF following ABRCF’s delivery of a notice of an Increase pursuant to Section 2.3(a), ABRCF may with written notice to the Administrative Agent delivered prior to 3:00 pm on the second Business Day preceding such Increase Date, (x) decrease the Increase Amount with respect to the Class A Notes or the Class B Notes, in either case, with respect to such Deferrable Increase Notice (or revoke such Deferrable Increase Notice by decreasing the Increase Amount to zero) and/or (y) require any APA Bank or Non-Conduit Purchaser who has provided a Delayed Funding Notice to reduce the Delayed Amount with respect to such Increase by an amount no greater than the Non-Deferrable Draw Amount with respect to such Purchaser Group as of the related Increase Date. No Purchaser Group that has provided a Delayed Funding Notice in respect of an Increase (each a “Delayed Funding Purchaser Group”) shall be considered to be in default of its obligation to fund its Delayed Amount pursuant to this Section 2.3 unless and until it has failed to fund the Delayed Amount

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(and/or the Delayed Funding Reimbursement Amount with respect to such Delayed Amount) on or before the Delayed Funding Date.

(f)       If (i) one or more Delayed Funding Purchaser Groups provides a Delayed Funding Notice to ABRCF in respect of any Increase Date and (ii) ABRCF shall not have decreased the related Increase Amount to zero or required each such Delayed Funding Purchaser Group to reduce the Delayed Amount with respect to such Increase to zero, in each case, pursuant to Section 2.3(e), the Administrative Agent shall, by no later than 12:00 noon (New York City time) on the Business Day preceding such Increase Date, direct each Purchaser Group that is not a Delayed Funding Purchaser Group with respect to such Increase Date (each a “Non-Delayed Funding Purchaser Group”) to fund an additional portion of such Increase Amount with respect to the Class A Notes or the Class B Notes, as applicable, on such Increase Date equal to such Non-Delayed Funding Purchaser Group’s proportionate share (based upon the Class A Maximum Purchaser Group Invested Amount and/or the Class B Maximum Purchaser Group Invested Amount, as applicable, with respect to such Non-Delayed Funding Purchaser Group relative to the sum of the Class A Maximum Purchaser Group Invested Amounts and/or the Class B Maximum Purchaser Group Invested Amounts, as applicable, with respect to all Non-Delayed Funding Purchaser Groups) of the aggregate Delayed Amounts with respect to such Increase Date; provided that no Non-Delayed Funding Purchaser Group shall be required to fund any portion of the aggregate Delayed Amounts that would cause its Class A Purchaser Group Invested Amount to exceed its Class A Maximum Purchaser Group Invested Amount or its Class B Purchaser Group Invested Amount to exceed its Class B Maximum Purchaser Group Invested Amount. Subject to Section 2.3(a), in the case of a Non-Delayed Funding Purchaser Group that is a Non-Conduit Purchaser, such Non-Conduit Purchaser hereby agrees, or, in the case of a Non-Delayed Funding Purchaser Group that is a CP Conduit Purchaser Group, the CP Conduit in such CP Conduit Purchaser Group may agree, in its sole discretion, and the APA Banks in such CP Conduit Purchaser Group hereby agree, to fund such portion of the Increase Amount with respect to the Class A Notes or Class B Notes, as applicable, on such Increase Date.

(g)       After the Non-Delayed Funding Purchaser Groups fund a Delayed Amount on any Increase Date in accordance with Section 2.3(f), the Delayed Funding Purchaser Group in respect of such Delayed Amount will be obligated to fund the Delayed Funding Reimbursement Amount with respect to such Delayed Amount on or before its Delayed Funding Date, irrespective of whether the applicable Scheduled Expiry Date with respect to such Delayed Funding Purchaser Group shall have occurred on or prior to such Delayed Funding Date or ABRCF would be able to satisfy the conditions set forth in Section 2.3(a) to an Increase with respect to the Class A Notes or the Class B Notes, as applicable, in an amount equal to such Delayed Funding Reimbursement Amount on such Delayed Funding Date. Such Delayed Funding Purchaser Group shall fund such Delayed Funding Reimbursement Amount on such Delayed Funding Date by paying such amount to the Administrative Agent in immediately available funds, and the Administrative Agent shall distribute such funds to each such Non-Delayed Funding Purchaser Group, pro rata based on the relative amount of such Delayed Amount funded by such Non-Delayed Funding Purchaser Group on such Increase Date pursuant to Section 2.3(f).

Section 2.4. Sales by CP Conduit Purchasers of Class A Notes and Class B Notes to APA Banks. Notwithstanding any limitation to the contrary contained herein, each CP

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Conduit Purchaser may, in its own discretion, at any time, sell or assign all or any portion of its interest in its Class A Note and/or Class B Note to any Conduit Assignee or to the APA Banks with respect to such CP Conduit Purchaser pursuant to, and subject to the terms and conditions of, the Asset Purchase Agreement with respect to such CP Conduit Purchaser.

Section 2.5. Procedure for Decreasing the Series 2015-3 Invested Amount; Optional Termination. (a)  Subject to the following sentence, on any Business Day prior to the occurrence of an Amortization Event, upon the written request of ABRCF or the Administrator on behalf of ABRCF, the Series 2015-3 Invested Amount, or during any Series 2015-3 Controlled Amortization Period, the Class A Invested Amount and Class B Invested Amount only, may be reduced (a “Decrease”) by the Trustee’s withdrawing (as set forth in such request) (x) funds on deposit in the Series 2015-3 Excess Collection Account on such Business Day in an amount not to exceed the amount of such funds on deposit therein on such Business Day (after giving effect to any application pursuant to clauses (i), (ii) and (iii) of Section 3.2(f)) and/or (y) if such Business Day is during any Series 2015-3 Controlled Amortization Period, funds on deposit in the Series 2015-3 Collection Account on such Business Day in an amount not to exceed the amount of such funds on deposit therein on such Business Day that were allocated to the Series 2015-3 Notes pursuant to Section 3.2(b)(ii) on or prior to such Business Day which have not previously been withdrawn therefrom pursuant to either this clause (y) to make a Decrease or pursuant to Section 3.5(a) to be paid to the holders of the Series 2015-3 Notes, and, in each case, depositing such funds into the Series 2015-3 Distribution Account and distributing such funds to the Administrative Agent on such Business Day in accordance with Section 3.5(b); provided that ABRCF shall have given the Administrative Agent and each Committed Note Purchaser (with a copy to the Trustee) irrevocable written notice (effective upon receipt) of the amount of such Decrease prior to 9:30 a.m. (New York City time) on the second Business Day prior to such Decrease; provided, further, that any such Decrease shall be in an amount equal to $10,000,000 and integral multiples of $500,000 in excess thereof (or if such Decrease will be used to reduce one or more Non-Extending Purchaser Group’s Purchaser Group Invested Amounts, such Decrease may be in such amount as is necessary to reduce the Purchaser Group Invested Amounts of all such Non-Extending Purchaser Groups to zero). Notwithstanding the previous sentence, the Class R Notes shall not be subject to a Decrease during any Series 2015-3 Controlled Amortization Period. Upon each Decrease, the Administrative Agent shall indicate in its records such Decrease, the Purchaser Group Invested Amount outstanding with respect to each Purchaser Group after giving effect to such Decrease and the Class R Invested Amount outstanding with respect to each Committed Note Purchaser after giving effect to such Decrease. Upon receipt of any notice required by Section 2.5(a) from ABRCF, the Administrative Agent shall forward (by telecopy or electronic messaging system) a copy of such notice to each Non-Conduit Purchaser and the Funding Agent with respect to each CP Conduit Purchaser Group, no later than 1:00 p.m. (New York City time) on the Business Day received.

(b)       On any Business Day, ABRCF shall have the right to deliver an irrevocable written notice (an “Optional Termination Notice”) to the Administrative Agent, each Committed Note Purchaser, the Trustee, the Administrator, Standard & Poor’s, Moody’s and the Rating Agencies in which ABRCF declares that the Commitments shall terminate on the date (the “Optional Termination Date”) set forth in such notice (which date, in any event, shall be a Distribution Date not less than twenty Business Days from the date on which such notice is delivered). Upon receipt of any Optional Termination Notice from ABRCF, the Administrative

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Agent shall promptly notify each Non-Conduit Purchaser and the Funding Agent with respect to each CP Conduit Purchaser Group thereof.

(c)       From and after the Optional Termination Date, the Series 2015-3 Rapid Amortization Period shall commence for all purposes under this Supplement, the Base Indenture and the Related Documents.

(d)       If there are Principal Collections on deposit in the Series 2015-3 Excess Collection Account on any Business Day on which the Purchaser Group Invested Amount with respect to any Non-Extending Purchaser Group shall not have been reduced to zero and ABRCF would be permitted under the terms of Section 2.5(a) to effect a Decrease with such funds, ABRCF shall request such a Decrease in accordance with Section 2.5(a) on the earliest possible date.

Section 2.6. Increases and Reductions of the Commitments; Extensions of the Commitments; Replacement of Purchaser Groups. (a)  ABRCF may from time to time request that any Purchaser Group agree to increase its Class A Maximum Purchaser Group Invested Amount or Class B Maximum Purchaser Group Invested Amount, as applicable. An increase in such amount shall be effective hereunder if such Purchaser Group shall have agreed in its sole discretion to such increase. If any such Purchaser Group agrees to ABRCF’s proposed increase, the Class R Maximum Invested Amount for each Committed Note Purchaser shall be automatically increased in an amount so that it maintains its proportional share of the Series 2015-3 Maximum Invested Amount immediately prior to such increase. In addition to an increase to the Class R Maximum Invested Amount pursuant to the previous sentence, the Class R Maximum Invested Amount may be increased at any time with or without a corresponding increase to the Class A Maximum Purchaser Group Invested Amount or the Class B Maximum Purchaser Group Invested Amount, as applicable, upon notice from ABRCF to the Committed Note Purchasers.

(b)       If ABRCF desires to extend the Class A Scheduled Expiry Date or the Class B Scheduled Expiry Date with respect to the applicable Purchaser Groups, ABRCF shall notify the Administrative Agent and each Committed Note Purchaser at least 60 days prior to such Class A Scheduled Expiry Date or Class B Scheduled Expiry Date of its desire to extend the Class A Scheduled Expiry Date or the Class B Scheduled Expiry Date with respect to the Purchaser Groups, whereupon the Administrative Agent shall notify each Non-Conduit Purchaser and the Funding Agent with respect to each CP Conduit Purchaser Group of ABRCF’s desire to so extend the Class A Scheduled Expiry Date or the Class B Scheduled Expiry Date, as applicable. Each Non-Conduit Purchaser and each Funding Agent, on behalf of its CP Conduit Purchaser Group, shall notify the Administrative Agent and ABRCF in writing of whether its Related Purchaser Group agrees to an extension of the Class A Scheduled Expiry Date or Class B Scheduled Expiry Date, as applicable, with respect to such Purchaser Group; provided that failure by a Non-Conduit Purchaser or a Funding Agent to respond to such request shall not be construed as a consent by such Purchaser Group to such extension. The decision to extend or not extend shall be made by each Purchaser Group in its sole discretion. In the event that any Purchaser Group desires to (i) extend its Class A Scheduled Expiry Date for an amount that is less than its Class A Maximum Purchaser Group Invested Amount and/or (ii) extend its Class B Scheduled Expiry Date for an amount that is less than its Class B Maximum Purchaser Group

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Invested Amount, as applicable, prior to ABRCF’s request for an extension, ABRCF, in its sole discretion, may accept such extension; provided, however, that such Purchaser Group (x) shall be deemed to be a Non-Extending Purchaser Group for purposes of Section 3.5 having a Purchaser Group Invested Amount equal to the excess of its Class A Purchaser Group Invested Amount and/or Class B Purchaser Group Invested Amount over a percentage of its Class A Maximum Purchaser Group Invested Amount and/or the Class B Maximum Purchaser Group Invested Amount, as applicable, that will be available after the extension of its Class A Scheduled Expiry Date or Class B Scheduled Expiry Date equal to the percentage equivalent of a fraction, the numerator of which is the sum of the Class A Purchaser Group Invested Amounts or Class B Purchaser Group Invested Amounts, as applicable, with respect to all Extending Purchaser Groups, other than such Purchaser Group and any other Purchaser Group reducing its Class A Maximum Purchaser Group Invested Amount or the Class B Maximum Purchaser Group Invested Amount, as applicable, and the denominator of which is the sum of the Class A Maximum Purchaser Group Invested Amounts or Class B Maximum Purchaser Group Invested Amounts, as applicable, of all Extending Purchaser Groups, other than such Purchaser Group and any other Purchaser Group reducing its Class A Maximum Purchaser Group Invested Amount or the Class B Maximum Purchaser Group Invested Amount, as applicable, and (y) shall be deemed to be an Extending Purchaser Group with a Class A Maximum Purchaser Group Invested Amount or the Class B Maximum Purchaser Group Invested Amount, as applicable, equal to the portion of its Class A Maximum Purchaser Group Invested Amount or the Class B Maximum Purchaser Group Invested Amount, as applicable, that will be available after the extension of its Class A Scheduled Expiry Date or Class B Scheduled Expiry Date, as applicable. In connection with any request by ABRCF to extend the Class A Scheduled Expiry Date and/or the Class B Scheduled Expiry Date pursuant to this Section 2.6(b), ABRCF shall provide (i) to the Administrative Agent, who shall provide to each respective Purchaser Group, on or prior to the effective date of any such extension, a certificate of the principal financial officer of ABRCF to the effect set forth in Schedule 8.3(d) of the Base Indenture and (ii) notice to the Rating Agencies, Standard & Poor’s and Moody’s of its request to extend the Class A Scheduled Expiry Date and/or the Class B Scheduled Expiry Date, as applicable.

(c)       On any Business Day prior to the Series 2015-3 Rapid Amortization Period, ABRCF may, upon two (2) Business Days’ prior written notice to the Administrative Agent (effective upon receipt) (with copies to the Administrator and the Trustee) reduce (i) the Class A Maximum Invested Amount in an amount equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof or (ii) the Class B Maximum Invested Amount in an amount equal to $1,000,000 or a whole multiple of $100,000 in excess thereof; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any reduction in the Class A Invested Amount or Class B Invested Amount, respectively, on such date, the Class A Purchaser Group Invested Amount with respect to any Purchaser Group would exceed its Class A Maximum Purchaser Group Invested Amount or the Class B Purchaser Group Invested Amount with respect to any Purchaser Group would exceed its Class B Maximum Purchaser Group Invested Amount, as applicable. Any reduction in either the Class A Maximum Invested Amount or the Class B Maximum Invested Amount shall be made on a pro rata basis to the Class A Maximum Purchaser Group Invested Amount and the Class B Maximum Purchaser Group Invested Amount, as applicable, with respect to the Purchaser Groups, based on the Class A Maximum Purchaser Group Invested Amount and the Class B Maximum Purchaser Group Invested Amount, as applicable, with respect to each Purchaser Group. Once reduced, the Class

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A Maximum Purchaser Group Invested Amount or the Class B Maximum Purchaser Group Invested Amount, as applicable, may not be subsequently reinstated without each such Purchaser Group’s prior written consent, which consent shall be granted or not in the sole discretion of such Purchaser Group.

(d)       If, (w) after receiving a request for extension of its applicable Scheduled Expiry Date from ABRCF pursuant to Section 2.6(b), a Non-Conduit Purchaser Group or the Funding Agent with respect to a CP Conduit Purchaser Group notifies ABRCF in writing of its decision not to extend such Scheduled Expiry Date as requested or fails to respond to ABRCF’s request within 30 days of its receipt of such request, (x) any Non-Conduit Purchaser Group or any CP Conduit Purchaser Group (or the Funding Agent with respect thereto, on behalf of such CP Conduit Purchaser Group) (a “Non-Consenting Purchaser Group”) fails to give its consent for any amendment or waiver requiring the consent of 100% of the Series 2015-3 Noteholders (or Purchaser Groups having Commitment Percentages aggregating 100%) or the consent of all affected Series 2015-3 Noteholders or Purchaser Groups (and such Purchaser Group is affected) and for which Holders of Series 2015-3 Notes representing at least a majority of the required voting percentage have consented, (y) after receiving a notice of Increase in accordance with Section 2.3(a), any Purchaser Group fails to fund the full amount of its Purchaser Group Increase Amount on the Increase Date (a “Non-Funding Purchaser Group”) or (z) any Affected Party with respect to any Non-Conduit Purchaser Group or any CP Conduit Purchaser Group (together with any Non-Extending Purchaser Group, Non-Consenting Purchaser Group or Non-Funding Purchaser Group, “Removed Purchaser Groups”) requests payment for any Article VII Costs payable under Section 7.1(e), at the request of ABRCF such Non-Conduit Purchaser Group or such CP Conduit Purchaser Group shall on a Distribution Date thereafter selected by ABRCF (or such other date as may be agreed by ABRCF, the Administrative Agent and such Non-Conduit Purchaser or the Funding Agent with respect to such CP Conduit Purchaser Group) assign all or any portion of their respective rights and obligations under this Supplement and the Series 2015-3 Notes pursuant to Section 11.1 to a replacement Purchaser Group selected by ABRCF upon payment by the replacement Purchaser Group (or upon payment by ABRCF as agreed to by ABRCF, the assignor and the assignee) of an amount equal to the sum of (i) the Purchaser Group Invested Amount with respect to such Removed Purchaser Group, and (ii)(A) if such Purchaser Group includes a Match Funding CP Conduit Purchaser, the sum of (x) all accrued and unpaid Discount on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser from the issuance date(s) thereof to but excluding the date (the “Purchase Effective Date”) of the assignment to the replacement Purchaser Group and (y) the aggregate Discount to accrue on all outstanding Commercial Paper issued by, or for the benefit of, such Match Funding CP Conduit Purchaser to fund the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser from and including the Purchase Effective Date to and excluding the maturity date of each CP Tranche with respect to such Match Funding CP Conduit Purchaser or (B) if such Removed Purchaser Group includes a Pooled Funding CP Conduit Purchaser, the sum of (x) the aggregate amount of accrued and unpaid Discount on or in respect of the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser as of the Purchase Effective Date and (y) the aggregate amount of Discount to accrue on or in respect of

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the Commercial Paper issued by, or for the benefit of, such Pooled Funding CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser, to fund the purchase or maintenance of the CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser from and including the Purchase Effective Date to and excluding the maturity dates of such Commercial Paper, and (iii) (A) if such Removed Purchaser Group is a Non-Conduit Purchaser Group, all accrued and unpaid interest on the Purchaser Group Invested Amount for such Non-Conduit Purchaser Group, calculated as the sum for each day from but excluding the last day of the Series 2015-3 Interest Period immediately preceding the Purchase Effective Date to but excluding the Purchase Effective Date of the product of (1) the Class A Purchaser Group Invested Amount or the Class B Purchaser Group Invested Amount, as applicable, with respect to such Non-Conduit Purchaser on such day, times (2) the sum of Adjusted Daily Simple SOFR with respect to each such day and the Class A Program Fee Rate or the Class B Program Fee Rate, as applicable, with respect to such Non-Conduit Purchaser Group divided by (3) 360, or (B) if such Removed Purchaser Group is a CP Conduit Purchaser Group, the sum of (1) all accrued and unpaid interest on the APA Bank Funded Amount with respect to such Purchaser Group, calculated at the Alternate Base Rate or the applicable Adjusted Daily Simple SOFR plus the Class A Applicable Margin or the Class B Applicable Margin, as applicable, as of the Purchase Effective Date and (2) if such CP Conduit Purchaser Group includes a SOFR Funding CP Conduit Purchaser, all accrued and unpaid interest on the CP Conduit Funded Amount for such CP Conduit Purchaser Group, calculated as the sum for each day from but excluding the last day of the Series 2015-3 Interest Period immediately preceding the Purchase Effective Date to but excluding the Purchase Effective Date of the product of (x) the CP Conduit Funded Amount with respect to such CP Conduit Purchaser Group on each such day, times (y) Adjusted Daily Simple SOFR with respect to each such day with respect to such CP Conduit Purchaser Group divided by (z) 360, and (iv) if such Removed Group is a CP Conduit Purchaser Group, for each day from but excluding the last day of the Series 2015-3 Interest Period immediately preceding the Purchase Effective Date to but excluding the Purchase Effective Date, an amount equal to (x) the Class A CP Conduit Funded Amount or Class B CP Conduit Funded Amount, as applicable, with respect to such Removed Purchaser Group on such day times (y) the Class A Program Fee Rate or the Class B Program Fee Rate, as applicable, divided by (z) 360, and (v) for each day from but excluding the last day of the Series 2015-3 Interest Period immediately preceding the Purchase Effective Date to but excluding the Purchase Effective Date, an amount equal to (x) the excess, if any, of the applicable Commitment Amount with respect to such Removed Purchaser Group over the Class A Purchaser Group Invested Amount or the Class B Purchaser Group Invested Amount, as applicable, with respect to such Purchaser Group on such day times (y) the Class A Commitment Fee Rate or the Class B Commitment Fee Rate, as applicable, as of such date divided by (z) 360, and (vi) all Article VII Costs then due and payable to such Removed Purchaser Group and (vii) without duplication, any other amounts then due and payable to such Removed Purchaser Group pursuant to this Supplement.

(e)       ABRCF may at any time add as a Class A Noteholder or a Class B Noteholder (A) a multi-seller commercial paper conduit as an additional CP Conduit Purchaser (an “Additional CP Conduit Purchaser”) and one or more banks providing support to the Additional CP Conduit Purchaser as APA Banks with respect to the Additional CP Conduit Purchaser (the “Related Additional APA Banks”) or (B) a financial institution or other entity (other than a commercial paper conduit) as an additional Non-Conduit Purchaser (an “Additional

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Non-Conduit Purchaser”), in each case with the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld), by providing at least ten Business Days written notice of (i) (A) the names of the Additional CP Conduit Purchasers, the Related Additional APA Banks and the funding agent with respect to the Additional CP Conduit Purchasers and the Related Additional APA Banks (the “Additional Funding Agent”) or (B) the name of the Additional Non-Conduit Purchaser, as applicable, (ii) the date on which ABRCF desires to effect such addition (the “Purchaser Group Addition Date”), (iii) the proposed Class A Maximum Purchaser Group Invested Amount and Class B Maximum Purchaser Group Invested Amount, as applicable, with respect to the Additional CP Conduit Purchaser and the Related Additional APA Banks or the Additional Non-Conduit Purchaser, as applicable, and (iv) the Class A Commitment Percentage and the Class B Commitment Percentage of each Purchaser Group on the Purchaser Group Addition Date, after giving effect to the addition of the Additional CP Conduit Purchaser and the Related Additional APA Banks or the Additional Non-Conduit Purchaser, as applicable. Unless the Series 2015-3 Maximum Purchaser Group Invested Amount will be increased on such Purchaser Group Addition Date, each Purchaser Group shall make an assignment and assumption on the Purchaser Group Addition Date to the Additional CP Conduit Purchaser, the Related Additional APA Banks and the Additional Funding Agent or the Additional Non-Conduit Purchaser, as applicable, pursuant to Section 11.1, as directed by the Administrative Agent, with the result that after giving effect thereto, (i) the Class A Purchaser Group Invested Amount with respect to each such Purchaser Group shall equal the product of (x) the Class A Invested Amount on the Purchaser Group Addition Date and (y) the Class A Commitment Percentage of such Purchaser Group on the Purchaser Group Addition Date, after giving effect to the addition of the Additional CP Conduit Purchaser and the Related Additional APA Banks or the Additional Non-Conduit Purchaser, as applicable and (ii) the Class B Purchaser Group Invested Amount with respect to each such Purchaser Group shall equal the product of (x) the Class B Invested Amount on the Purchaser Group Addition Date and (y) the Class B Commitment Percentage of such Purchaser Group on the Purchaser Group Addition Date, after giving effect to the addition of the Additional CP Conduit Purchaser and the Related Additional APA Banks or the Additional Non-Conduit Purchaser, as applicable. No Purchaser Group shall be required to make any assignment unless such assigning Purchaser Group shall receive in cash an amount equal to the reduction in its Class A Invested Amount or its Class B Invested Amount, as applicable.

Section 2.7. Interest; Fees. (a)  Interest shall be payable on the Series 2015-3 Notes on each Distribution Date pursuant to Section 3.3.

(b)       On any Business Day, ABRCF may, subject to Section 2.7(c), elect to allocate all or any portion of the Available CP Funding Amount with respect to any Match Funding CP Conduit Purchaser, to one or more CP Tranches with CP Rate Periods commencing on such Business Day by giving the Administrative Agent and the Funding Agent with respect to such Match Funding CP Conduit Purchaser irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by such Funding Agent prior to 3:00 p.m. (New York City time) on the second Business Day prior to such Business Day. Such notice shall specify (i) the applicable Business Day, (ii) the CP Rate Period for each CP Tranche to which a portion of the Available CP Funding Amount with respect to such CP Conduit Purchaser Group is to be allocated and (iii) the portion of such Available CP Funding Amount being allocated to each such CP Tranche. On any Business Day, ABRCF may, subject to Sections 2.7(c) and 7.4,

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elect to allocate all or any portion of the APA Bank Funded Amount with respect to any CP Conduit Purchaser Group to the SOFR Tranche by giving the Administrative Agent and the Funding Agent with respect to such CP Conduit Purchaser Group irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by such Funding Agent prior to 1:00 p.m. (New York City time) three Business Days prior to such Business Day. Such notice shall specify (i) the applicable Business Day, and (ii) the portion of such APA Bank Funded Amount being allocated to the SOFR Tranche. Upon receipt of any such notice, the Funding Agent with respect to a CP Conduit Purchaser Group shall notify the CP Conduit Purchaser and the APA Bank with respect to such CP Conduit Purchaser Group of the contents of such notice promptly upon receipt thereof.

(c)       Notwithstanding anything to the contrary contained in this Section 2.7, (i) (A) each Match Funding CP Conduit Purchaser shall approve the length of each CP Rate Period and the portion of the Available CP Funding Amount with respect to such Match Funding CP Conduit Purchaser allocated to such CP Rate Period, (B) such Match Funding CP Conduit Purchaser may select, in its sole discretion, any new CP Rate Period if (x) ABRCF does not provide notice of a new CP Rate Period on a timely basis or (y) the Funding Agent with respect to such Match Funding CP Conduit Purchaser, on behalf of such Match Funding CP Conduit Purchaser, determines, in its sole discretion, that the CP Rate Period requested by ABRCF is unavailable or for any reason commercially undesirable and (C) the portion of the Available CP Funding Amount with respect to such Match Funding CP Conduit Purchaser allocable to each CP Tranche must be in an amount equal to $1,000,000 or an integral multiple of $100,000 in excess thereof and (ii) after the occurrence and during the continuance of any Amortization Event or Potential Amortization Event, ABRCF may not elect to allocate any portion of the APA Bank Funded Amount with respect to any CP Conduit Purchaser Group to the SOFR Tranche.

(d)       On any Business Day, a Match Funding CP Conduit Purchaser may elect that ABRCF no longer be permitted to select CP Tranches in accordance with Sections 2.7(b) and (c) in respect of the CP Conduit Funded Amount with respect to such CP Conduit Purchaser by giving ABRCF and the Administrative Agent irrevocable written notice thereof, which notice must be received by ABRCF and the Administrative Agent at least one Business Day prior to such Business Day. On any Business Day, a Pooled Funding CP Conduit Purchaser may with the prior written consent of the Administrator (which consent shall not be unreasonably withheld) elect thereafter to allow ABRCF to select CP Tranches in accordance with Sections 2.7(b) and (c) in respect of the CP Conduit Funded Amount with respect to such CP Conduit Purchaser by giving ABRCF and the Administrative Agent irrevocable written notice thereof, which notice and consent must be received by ABRCF and the Administrative Agent at least one Business Day prior to such election. Any CP Conduit Purchaser making an election to change the manner in which its funding costs in respect of its Class A Note or Class B Note are allocated in accordance with this Section 2.7(d) will be both a Match Funding CP Conduit Purchaser and a Pooled Funding CP Conduit Purchaser during the period that its Class A Note or Class B Note is funded on both a “pooled” and “match funded” basis and its Monthly Funding Costs during that period will be calculated accordingly.

(e)       ABRCF shall pay with funds available pursuant to Section 3.3(a) to the Administrative Agent, for the account of each Purchaser Group, on each Distribution Date, (i) a commitment fee with respect to the Series 2015-3 Interest Period ending on the day preceding

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such Distribution Date (the “Class A Commitment Fee”) during the period from the Series 2015-3 Closing Date to and including the Expiry Date with respect to such Purchaser Group equal to the product of (x) the Class A Commitment Fee Rate with respect to such Purchaser Group as of the last day of such Series 2015-3 Interest Period and (y) the excess of (i) the average daily Commitment Amount with respect to the Class A Notes with respect to such Purchaser Group during such Series 2015-3 Interest Period over (ii) the average daily Class A Purchaser Group Invested Amount with respect to such Purchaser Group during such Series 2015-3 Interest Period and (ii) a commitment fee with respect to the Series 2015-3 Interest Period ending on the day preceding such Distribution Date (the “Class B Commitment Fee”) during the period from the Series 2015-3 Closing Date to and including the Expiry Date with respect to such Purchaser Group equal to the product of (x) the Class B Commitment Fee Rate with respect to such Purchaser Group as of the last day of such Series 2015-3 Interest Period and (y) the excess of (i) the average daily Commitment Amount with respect to the Class B Notes with respect to such Purchaser Group during such Series 2015-3 Interest Period over (ii) the average daily Class B Purchaser Group Invested Amount with respect to such Purchaser Group during such Series 2015-3 Interest Period. The Class A Commitment Fees and the Class B Commitment Fees shall be payable monthly in arrears on each Distribution Date and shall be considered interest on the Series 2015-3 Notes for purposes of calculating the Accrued Amounts with respect to the Series 2015-3 Notes.

(f)       ABRCF shall pay with funds available pursuant to Section 3.3(g) to the Administrative Agent, for the account of each Purchaser Group, on each Distribution Date, the Contingent Monthly Funding Costs with respect to each Purchaser Group for the related Series 2015-3 Interest Period. The Contingent Monthly Funding Costs shall be payable monthly in arrears on each Distribution Date.

(g)       With respect to the Class A Notes and the Class B Notes, calculations of per annum rates (including Daily Simple SOFR) under this Supplement shall be made on the basis of a 360- (or 365-/366- in the case of interest on the Floating Tranche based on the Prime Rate) day year. With respect to the Class R Notes, calculations of per annum rates under this Supplement shall be made on the basis of a 360-day year consisting of twelve 30-day months. Calculations of Class A Commitment Fees and Class B Commitment Fees shall be made on the basis of a 360-day year. Each determination of the Alternate Base Rate or Daily Simple SOFR by the Administrative Agent or by any Funding Agent or Non-Conduit Purchaser shall be conclusive and binding upon each of the parties hereto in the absence of manifest error.

(h)       On any date prior to the occurrence of an Amortization Event on which more than 50% of the sum of the Class A Invested Amount and the Class B Invested Amount as of such date is funded by one or more APA Banks, each Non-Conduit Purchaser may elect, in its sole discretion, by delivering written notice to ABRCF, the Administrator and the Administrative Agent (a “Pricing Increase Notice”), to have the Monthly Funding Costs with respect to such Non-Conduit Purchaser calculated for each day of a Series 2015-3 Interest Period that more than 50% of the sum of the Class A Invested Amount and the Class B Invested Amount is funded by one or more APA Banks at a rate per annum equal to the sum of (A) Adjusted Daily Simple SOFR with respect to such day and (B) the Class A Applicable Margin or Class B Applicable Margin, as applicable, with respect to the SOFR Tranche on such day (rather than Adjusted Daily Simple SOFR with respect to such day and the Program Fee Rate on such day). At any

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time following delivery of a Pricing Increase Notice by a Non-Conduit Purchaser, such Non-Conduit Purchaser may, in its sole discretion, rescind such election by delivering written notice thereof to ABRCF and the Administrative Agent (a “Pricing Increase Rescission”).

Section 2.8. Indemnification by ABRCF. ABRCF agrees to indemnify and hold harmless the Trustee, the Administrative Agent, each Funding Agent, each CP Conduit Purchaser, each APA Bank, each Non-Conduit Purchaser and each of their respective officers, directors, agents and employees (each, a “Company indemnified person”) from and against any loss, liability, expense, damage or injury suffered or sustained by (a “Claim”) such Company indemnified person by reason of (i) any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of ABRCF pursuant to the Indenture or the other Related Documents to which it is a party, (ii) a breach of any representation or warranty made or deemed made by ABRCF (or any of its officers) in the Indenture or other Related Document or (iii) a failure by ABRCF to comply with any applicable law or regulation or to perform its covenants, agreements, duties or obligations required to be performed or observed by it in accordance with the provisions of the Indenture or the other Related Documents, including, but not limited to, any judgment, award, settlement, reasonable attorneys’ fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the gross negligence, bad faith or willful misconduct of such Company indemnified person or its officers, directors, agents, principals, employees or employers or includes any Excluded Taxes; provided that any payments made by ABRCF pursuant to this Section 2.8 shall be made solely from funds available pursuant to Section 3.3(e), shall be non-recourse other than with respect to such funds, and shall not constitute a claim against ABRCF to the extent that such funds are insufficient to make such payment.

Section 2.9. Funding Agents. (a)  The Funding Agent with respect to each CP Conduit Purchaser Group is hereby authorized to record on each Business Day the CP Conduit Funded Amount with respect to such CP Conduit Purchaser Group and the aggregate amount of Discount accruing with respect thereto on such Business Day and the APA Bank Funded Amount with respect to such CP Conduit Purchaser Group and the amount of interest accruing with respect thereto on such Business Day and, based on such recordations, to determine the Monthly Funding Costs with respect to each Series 2015-3 Interest Period and such CP Conduit Purchaser Group. Any such recordation by a Funding Agent, absent manifest error, shall constitute prima facie evidence of the accuracy of the information so recorded. Furthermore, the Funding Agent with respect to each CP Conduit Purchaser Group will maintain records sufficient to identify the percentage interest of the related CP Conduit Purchaser and each APA Bank with respect to such CP Conduit Purchaser Group holding an interest in the Series 2015-3 Note registered in the name of such Funding Agent and any amounts owing thereunder.

(b)       Upon receipt of funds from the Administrative Agent on each Distribution Date and the date of any Decrease, each Funding Agent shall pay such funds to the related CP Conduit Purchaser and/or the related APA Bank owed such funds in accordance with the recordations maintained by it in accordance with Section 2.9(a) and the Asset Purchase Agreement with respect to such CP Conduit Purchaser. If a Funding Agent shall have paid to any CP Conduit Purchaser or APA Bank any funds that (i) must be returned for any reason (including bankruptcy) or (ii) exceeds that which such CP Conduit Purchaser or APA Bank was

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entitled to receive, such amount shall be promptly repaid to such Funding Agent by such CP Conduit Purchaser or APA Bank.

Section 2.10. Reduction to the Commitments. Prior to the Reduction Date, the Series 2015-3 Maximum Invested Amount shall be as set forth in Schedule I-A hereto. On the Reduction Date, the parties hereto agree and acknowledge that the Series 2015-3 Maximum Invested Amount shall be automatically reduced on a pro rata basis as set forth in Schedule I-B hereto. The parties hereto hereby waive any requirement of prior notice under Section 2.6(c) of this Supplement solely in connection with any reduction in Commitments on the Reduction Date.

ARTICLE III

SERIES 2015-3 ALLOCATIONS

With respect to the Series 2015-3 Notes, the following shall apply:

Section 3.1. Establishment of Series 2015-3 Collection Account, Series 2015-3 Excess Collection Account and Series 2015-3 Accrued Interest Account. (a) All Collections allocable to the Series 2015-3 Notes shall be allocated to the Collection Account.

(b)       The Trustee will create three administrative subaccounts within the Collection Account for the benefit of the Series 2015-3 Noteholders: the Series 2015-3 Collection Account (such sub-account, the “Series 2015-3 Collection Account”), the Series 2015-3 Excess Collection Account (such sub-account, the “Series 2015-3 Excess Collection Account”) and the Series 2015-3 Accrued Interest Account (such sub-account, the “Series 2015-3 Accrued Interest Account”).

(c)       With respect to all Accounts created pursuant to this Supplement, the Trustee represents on the date hereof that it has an office in the United States which is not intended to be merely temporary and meets the description set forth in the second sentence of Article 4(1) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, concluded 5 July 2006. The Law in force in the State of New York is applicable to all issues specified in Article 2(1) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, concluded 5 July 2006.

Section 3.2. Allocations with Respect to the Series 2015-3 Notes. The net proceeds from the initial sale of the Series 2015-3 Notes and any Increase will be deposited into the Collection Account. On each Business Day on which Collections are deposited into the Collection Account (each such date, a “Series 2015-3 Deposit Date”), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate all amounts deposited into the Collection Account in accordance with the provisions of this Section 3.2:

(a)       Allocations of Collections During the Series 2015-3 Revolving Period. During the Series 2015-3 Revolving Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate on each day, prior to 11:00 a.m. (New York City time) on each Series 2015-3 Deposit Date, all amounts deposited into the Collection Account as set forth below:

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(i)       allocate to the Series 2015-3 Collection Account an amount equal to the sum of (A) the Series 2015-3 Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day and (B) any Series 2015-3 Interest Rate Cap Proceeds received by the Trustee on such day. All such amounts allocated to the Series 2015-3 Collection Account shall be further allocated to the Series 2015-3 Accrued Interest Account; and

(ii)       allocate to the Series 2015-3 Excess Collection Account the sum of (A) the Series 2015-3 Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day (for any such day, the “Series 2015-3 Principal Allocation”) and (B) the proceeds from the initial issuance of the Series 2015-3 Notes and from any Increase; provided, however, if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article V.

(b)       Allocations of Collections During any Series 2015-3 Controlled Amortization Period. With respect to any Series 2015-3 Controlled Amortization Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2015-3 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i)       allocate to the Series 2015-3 Collection Account an amount determined as set forth in Section 3.2(a)(i) above for such day, which amount shall be further allocated to the Series 2015-3 Accrued Interest Account; and

(ii)       allocate to the Series 2015-3 Collection Account an amount equal to the Series 2015-3 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Series 2015-3 Notes (A) in accordance with Section 3.5, (1) first, in respect of the Class A Notes in an amount equal to the Class A Controlled Distribution Amount with respect to the Related Month or in respect of the Class B Notes in an amount equal to the Class B Controlled Distribution Amount with respect to the Related Month and (2) second, in respect of the Class R Notes, in an amount equal to the Class R Controlled Distribution Amount with respect to the Related Month or (B) to make a Decrease; provided, however, that if the Monthly Total Principal Allocation for any Related Month exceeds the Series 2015-3 Controlled Distribution Amount with respect to the Related Month, then the amount of such excess shall be allocated to the Series 2015-3 Excess Collection Account; and provided, further, that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article V.

(c)       Allocations of Collections During the Series 2015-3 Rapid Amortization Period. With respect to the Series 2015-3 Rapid Amortization Period, other than after the occurrence of an Event of Bankruptcy with respect to ABCR, any other Lessee or any Permitted Sublessee (other than a third-party Permitted Sublessee), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior

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to 11:00 a.m. (New York City time) on any Series 2015-3 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i)       allocate to the Series 2015-3 Collection Account an amount determined as set forth in Section 3.2(a)(i) above for such day, which amount shall be further allocated to the Series 2015-3 Accrued Interest Account; and

(ii)       allocate to the Series 2015-3 Collection Account an amount equal to the Series 2015-3 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A Notes until the Class A Invested Amount is paid in full, and then to make principal payments in respect of the Class B Notes until the Class B Invested Amount is paid in full and then to make principal payments in respect of the Class R Notes until the Class R Invested Amount is paid in full; provided that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2015-3 Notes, Series 2015-3 Interest Rate Cap Proceeds and other amounts available pursuant to Section 3.3 to pay the Class A Senior Monthly Interest, the Class B Senior Monthly Interest, the Class A Commitment Fees and the Class B Commitment Fees on the next succeeding Distribution Date will be less than the Class A Senior Monthly Interest, the Class B Senior Monthly Interest, the Class A Commitment Fees and the Class B Commitment Fees for the Series 2015-3 Interest Period ending on the day preceding such Distribution Date and (B) the Series 2015-3 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2015-3 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2015-3 Enhancement Amount to the Series 2015-3 Accrued Interest Account to be treated as Interest Collections on such Distribution Date; provided further that if, after giving effect to any allocation on such Series 2015-3 Deposit Date, the Monthly Total Principal Allocation for the Related Month would exceed the sum of (x) the Series 2015-3 Invested Amount on such date and (y) any insufficiency described in the preceding proviso, then such excess shall be allocated to the Series 2015-3 Reserve Account.

(d)       Allocations of Collections after the Occurrence of an Event of Bankruptcy. After the occurrence of an Event of Bankruptcy with respect to ABCR, any other Lessee or any Permitted Sublessee (other than a third-party Permitted Sublessee), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2015-3 Deposit Date, all amounts deposited into the Collection Account as set forth below:

(i)       allocate to the Series 2015-3 Collection Account an amount equal to the sum of (A) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections made under the AESOP I Operating Lease Loan Agreement, (B) the Series 2015-3 VFN Percentage of the aggregate amount of Interest Collections made under the AESOP II Loan Agreement and (C) any

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Series 2015-3 Interest Rate Cap Proceeds received by the Trustee on such day. All such amounts allocated to the Series 2015-3 Collection Account shall be further allocated to the Series 2015-3 Accrued Interest Account; and

(ii)       allocate to the Series 2015-3 Collection Account an amount equal to the sum of (A) the Series 2015-3 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Principal Collections made under the AESOP I Operating Lease Loan Agreement and (B) the Series 2015-3 VFN Percentage of the aggregate amount of Principal Collections made under the AESOP II Loan Agreement, which amount shall be used to make principal payments in respect of the Class A Notes until the Class A Invested Amount is paid in full, and after the Class A Notes have been paid in full shall be used to make principal payments in respect of the Class B Notes until the Class B Invested Amount is paid in full, and after the Class B Notes have been paid in full shall be used to make principal payments in respect of the Class R Notes until the Class R Invested Amount is paid in full; provided that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2015-3 Notes, Series 2015-3 Interest Rate Cap Proceeds and other amounts available pursuant to Section 3.3 to pay the Class A Senior Monthly Interest, the Class B Senior Monthly Interest, the Class A Commitment Fees and the Class B Commitment Fees on the next succeeding Distribution Date will be less than the Class A Senior Monthly Interest, the Class B Senior Monthly Interest, the Class A Commitment Fees and the Class B Commitment Fees for the Series 2015-3 Interest Period ending on the day preceding such Distribution Date and (B) the Series 2015-3 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2015-3 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2015-3 Enhancement Amount to the Series 2015-3 Accrued Interest Account to be treated as Interest Collections on such Distribution Date; provided further that if, after giving effect to any allocation on such Series 2015-3 Deposit Date, the Monthly Total Principal Allocation for the Related Month would exceed the sum of (x) the Series 2015-3 Invested Amount on such date and (y) any insufficiency described in the preceding proviso, then such excess shall be allocated to the Series 2015-3 Reserve Account.

(e)       Allocations From Other Series. Amounts allocated to other Series of Notes that have been reallocated by ABRCF to the Series 2015-3 Notes (i) during the Series 2015-3 Revolving Period shall be allocated to the Series 2015-3 Excess Collection Account and applied in accordance with Section 3.2(e) and (ii) during any Series 2015-3 Controlled Amortization Period or the Series 2015-3 Rapid Amortization Period shall be allocated to the Series 2015-3 Collection Account and applied in accordance with Section 3.2(b)(ii), 3.2(c)(ii) or 3.2(d)(ii), as the case may be, to make principal payments in respect of the Series 2015-3 Notes or to be allocated to the Series 2015-3 Reserve Account.

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(f)       Series 2015-3 Excess Collection Account. Amounts allocated to the Series 2015-3 Excess Collection Account on any Series 2015-3 Deposit Date will be (i) first, used to reduce the Purchaser Group Invested Amount with respect to any Non-Extending Purchaser Group to the extent required pursuant to Section 2.5(d), (ii) second, deposited in the Series 2015-3 Reserve Account in an amount up to the excess, if any, of the Series 2015-3 Required Reserve Account Amount for such date, after giving effect to any Increase or Decrease on such date, over the Series 2015-3 Available Reserve Account Amount for such date, (iii) third, to the extent directed by ABRCF used to pay the principal amount of other Series of Notes that are then required to be paid, (iv) fourth, to the extent directed in writing by the Administrator, used to make a voluntary Decrease in the Series 2015-3 Invested Amount, (v) fifth, to the extent directed in writing by the Administrator used to make a voluntary decrease in the Invested Amount of any other Series of Notes that may be reduced in accordance with the Indenture, (vi) sixth, released to AESOP Leasing in an amount equal to (A) the Loan Agreement’s Share with respect to the AESOP I Operating Lease Loan Agreement as of such date times (B) 100% minus the Loan Payment Allocation Percentage with respect to the AESOP I Operating Lease Loan Agreement as of such date times (C) the amount of any remaining funds and (vii) seventh, paid to ABRCF for any use permitted under the Related Documents, including to make Loans under the Loan Agreements to the extent the Borrowers have requested Loans thereunder and Eligible Vehicles are available for financing thereunder; provided, in the case of clauses (v), (vi) and (vii), that no AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist immediately thereafter. Upon the occurrence of an Amortization Event, funds on deposit in the Series 2015-3 Excess Collection Account will be withdrawn by the Trustee, deposited in the Series 2015-3 Collection Account and allocated as Principal Collections to reduce the Series 2015-3 Invested Amount on the immediately succeeding Distribution Date or to be allocated to the Series 2015-3 Reserve Account.

(g)       Past Due Rental Payments. Notwithstanding Section 3.2(a), if after the occurrence of a Series 2015-3 Lease Payment Deficit, the Lessees shall make payments of Monthly Base Rent or other amounts payable by the Lessees under the Leases on or prior to the fifth Business Day after the occurrence of such Series 2015-3 Lease Payment Deficit (a “Past Due Rent Payment”), the Administrator shall direct the Trustee in writing pursuant to the Administration Agreement to allocate to the Series 2015-3 Collection Account an amount equal to the Series 2015-3 Invested Percentage as of the date of the occurrence of such Series 2015-3 Lease Payment Deficit of the Collections attributable to such Past Due Rent Payment (the “Series 2015-3 Past Due Rent Payment”). The Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement to withdraw from the Series 2015-3 Collection Account and apply the Series 2015-3 Past Due Rent Payment in the following order:

(i)       if the occurrence of such Series 2015-3 Lease Payment Deficit resulted in a withdrawal being made from the Series 2015-3 Reserve Account pursuant to Section 3.3(b), deposit in the Series 2015-3 Reserve Account an amount equal to the lesser of (x) the Series 2015-3 Past Due Rent Payment and (y) the excess, if any, of the Series 2015-3 Required Reserve Account Amount over the Series 2015-3 Available Reserve Account Amount on such day;

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(ii)       if the occurrence of the related Series 2015-3 Lease Payment Deficit resulted in one or more Lease Deficit Disbursements being made under the Multi-Series Letters of Credit, pay to each Multi-Series Letter of Credit Provider who made such a Lease Deficit Disbursement for application in accordance with the provisions of the applicable Series 2015-3 Reimbursement Agreement an amount equal to the lesser of (x) the unreimbursed amount of such Multi-Series Letter of Credit Provider’s Lease Deficit Disbursement and (y) such Multi-Series Letter of Credit Provider’s pro rata share, calculated on the basis of the unreimbursed amount of each Multi-Series Letter of Credit Provider’s Lease Deficit Disbursement, of the amount of the Series 2015-3 Past Due Rent Payment remaining after payment pursuant to clause (i) above;

(iii)       if the occurrence of such Series 2015-3 Lease Payment Deficit resulted in a withdrawal being made from the Series 2015-3 Cash Collateral Account, deposit in the Series 2015-3 Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2015-3 Past Due Rent Payment remaining after any payment pursuant to clauses (i) and (ii) above and (y) the amount withdrawn from the Series 2015-3 Cash Collateral Account on account of such Series 2015-3 Lease Payment Deficit;

(iv)       allocate to the Series 2015-3 Accrued Interest Account the amount, if any, by which the Series 2015-3 Lease Interest Payment Deficit, if any, relating to such Series 2015-3 Lease Payment Deficit exceeds the amount of the Series 2015-3 Past Due Rent Payment applied pursuant to clauses (i), (ii) and (iii) above; and

(v)       treat the remaining amount of the Series 2015-3 Past Due Rent Payment as Principal Collections allocated to the Series 2015-3 Notes in accordance with Section 3.2(a)(ii), 3.2(b)(ii) or 3.2(c)(ii), as the case may be.

Section 3.3. Payments to Noteholders. The Funding Agent with respect to each CP Conduit Purchaser Group and each Non-Conduit Purchaser shall provide written notice to the Administrative Agent (x) no later than two Business Days prior to each Determination Date, setting forth the Monthly Funding Costs with respect to its Related Purchaser Group with respect to the portion of the current Series 2015-3 Interest Period ending on such Business Day and a reasonable estimation of the Monthly Funding Costs with respect to such Purchaser Group for the remainder of such Series 2015-3 Interest Period and (y) within three Business Days after the end of each calendar month, setting forth the Monthly Funding Costs (calculated as if such calendar month was a Series 2015-3 Interest Period) with respect to such Purchaser Group for such calendar month. The Administrative Agent shall, within two Business Days following its receipt of such information from each Funding Agent and each Non-Conduit Purchaser, compile the information provided in such written notice pursuant to (x) or (y) above, as applicable, into one written notice for all Purchaser Groups and forward such notice to the Administrator. The Administrator shall determine the Senior Monthly Funding Costs, the Contingent Monthly Funding Costs, the Class A Senior Note Rate and the Class B Senior Note Rate based on the information provided by the Funding Agents and the Non-Conduit Purchasers. If the actual amount of the Monthly Funding Costs with respect to any Purchaser Group for a Series 2015-3

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Interest Period is less than or greater than the amount thereof estimated by the Funding Agent or the Non-Conduit Purchaser with respect to its Related Purchaser Group on a Determination Date, such Funding Agent or Non-Conduit Purchaser shall notify the Administrator and the Administrative Agent thereof on the next succeeding Determination Date and the Administrator will reduce or increase the Monthly Funding Costs with respect to such Purchaser Group for the next succeeding Series 2015-3 Interest Period accordingly. The Administrator shall determine the Senior Monthly Funding Costs, the Contingent Monthly Funding Costs, the Class A Senior Note Rate and the Class B Senior Note Rate for the last Series 2015-3 Interest Period on the Determination Date immediately preceding the final Distribution Date based on the information provided by the Funding Agents and the Non-Conduit Purchasers. If a Funding Agent or Non-Conduit Purchaser determines that the actual Monthly Funding Costs with respect to its Related Purchaser Group for the last Series 2015-3 Interest Period will be more or less than the estimate thereof provided to the Administrator and informs the Administrator of such variance prior to the Distribution Date for such Series 2015-3 Interest Period, the Administrator will recalculate the Senior Monthly Funding Costs, the Contingent Monthly Funding Costs, the Class A Senior Note Rate and the Class B Senior Note Rate with respect to such Purchaser Group for such Series 2015-3 Interest Period. On each Determination Date, as provided below, the Administrator shall instruct the Paying Agent in writing pursuant to the Administration Agreement to withdraw, and on the following Distribution Date the Paying Agent, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Collection Account pursuant to Section 3.3(a) below in respect of all funds available from Series 2015-3 Interest Rate Cap Proceeds and Interest Collections processed since the preceding Distribution Date and allocated to the holders of the Series 2015-3 Notes.

(a)       Class A Senior Note Interest, Class B Senior Note Interest, Class A Commitment Fees and Class B Commitment Fees.

(i)       Class A Notes. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 3.4 from the Series 2015-3 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 2015-3 Notes and the Series 2015-3 Interest Rate Cap Proceeds processed from, but not including, the preceding Distribution Date through the succeeding Distribution Date in respect of (x) first, an amount equal to the Class A Senior Monthly Interest for the Series 2015-3 Interest Period ending on the day preceding the related Distribution Date, (y) second, an amount equal to the Class A Commitment Fees for each Purchaser Group for the Series 2015-3 Interest Period ending on the day preceding the related Distribution Date, and (z) third, an amount equal to the amount of any unpaid Class A Senior Monthly Interest Shortfall as of the preceding Distribution Date (together with any accrued interest on such Class A Senior Monthly Interest Shortfall). On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this Section 3.3(a)(i) from the Series 2015-3 Accrued Interest Account and deposit such amounts in the Series 2015-3 Distribution Account.

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(ii)       Class B Notes. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 3.4 from the Series 2015-3 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 2015-3 Notes and the Series 2015-3 Interest Rate Cap Proceeds processed from, but not including, the preceding Distribution Date through the succeeding Distribution Date in respect of (x) first, an amount equal to the Class B Senior Monthly Interest for the Series 2015-3 Interest Period ending on the day preceding the related Distribution Date, (y) second, an amount equal to the Class B Commitment Fees for each Purchaser Group for the Series 2015-3 Interest Period ending on the day preceding the related Distribution Date, and (z) third, an amount equal to the amount of any unpaid Class B Senior Monthly Interest Shortfall as of the preceding Distribution Date (together with any accrued interest on such Class B Senior Monthly Interest Shortfall). On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this Section 3.3(a)(ii) from the Series 2015-3 Accrued Interest Account and deposit such amounts in the Series 2015-3 Distribution Account.

(b)       Withdrawals from Series 2015-3 Reserve Account. If the Administrator determines on any Distribution Date that the amounts available from the Series 2015-3 Accrued Interest Account are insufficient to pay the sum of the amounts described in clauses (x), (y) and (z) of Section 3.3(a)(i) and clauses (x), (y) and (z) of Section 3.3(a)(ii) above on such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2015-3 Reserve Account and deposit in the Series 2015-3 Distribution Account on such Distribution Date an amount equal to the lesser of the Series 2015-3 Available Reserve Account Amount and such insufficiency. The Trustee shall withdraw such amount from the Series 2015-3 Reserve Account and deposit such amount in the Series 2015-3 Distribution Account.

(c)       Lease Payment Deficit Notice. On or before 10:00 a.m. (New York City time) on each Distribution Date, the Administrator shall notify the Trustee of the amount of any Series 2015-3 Lease Payment Deficit, such notification to be in the form of Exhibit F (each a “Lease Payment Deficit Notice”).

(d)       Draws on Multi-Series Letters of Credit For Series 2015-3 Lease Interest Payment Deficits. If the Administrator determines on the Business Day immediately preceding any Distribution Date that on such Distribution Date there will exist a Series 2015-3 Lease Interest Payment Deficit, the Administrator shall, on or prior to 3:00 p.m. (New York City time) on such Business Day, instruct the Trustee in writing to draw on the Multi-Series Letters of Credit, if any, and, the Trustee shall, by 5:00 p.m. (New York City time) on such Business Day draw an amount (identified by the Administrator) equal to the least of (i) such Series 2015-3 Lease Interest Payment Deficit, (ii) the excess, if any, of the sum of the amounts described in clauses (x), (y) and (z) of Section 3.3(a)(i) and clauses (x), (y) and (z) of Section 3.3(a)(ii) above for such Distribution Date over the amounts available from the Series 2015-3 Accrued Interest Account on such Distribution Date plus

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the amount withdrawn from the Series 2015-3 Reserve Account pursuant to Section 3.3(b) and (iii) the Series 2015-3 Allocated Multi-Series Letter of Credit Liquidity Amount on the Multi-Series Letters of Credit by presenting to each Multi-Series Letter of Credit Provider a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2015-3 Distribution Account on such Distribution Date for distribution in accordance with Section 3.4; provided, however, that if the Series 2015-3 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2015-3 Cash Collateral Account and deposit in the Series 2015-3 Distribution Account an amount equal to the lesser of (x) the Series 2015-3 Cash Collateral Percentage on such date of the least of the amounts described in clauses (i), (ii) and (iii) above and (y) the Series 2015-3 Available Cash Collateral Account Amount on such date and draw an amount equal to the remainder of such amount on the Multi-Series Letters of Credit.

(e)       Balance. On or prior to the second Business Day preceding each Distribution Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement to pay the balance (after making the payments required in Section 3.3(a)), if any, of the amounts available from the Series 2015-3 Accrued Interest Account as follows:

(i)       on each Distribution Date during the Series 2015-3 Revolving Period or any Series 2015-3 Controlled Amortization Period, (1) first, to the Series 2015-3 Reserve Account, an amount equal to the sum of (x) the aggregate Contingent Monthly Funding Costs with respect to all Purchaser Groups for the Series 2015-3 Interest Period ended on the day preceding such Distribution Date and (y) any Contingent Monthly Funding Costs Shortfall as of the immediately preceding Distribution Date (together with accrued interest thereon), (2) second, to the Administrator, an amount equal to the Series 2015-3 Percentage as of the beginning of such Series 2015-3 Interest Period of the portion of the Monthly Administration Fee payable by ABRCF (as specified in clause (iii) of the definition thereof) for such Series 2015-3 Interest Period, (3) third, to the Trustee, an amount equal to the Series 2015-3 Percentage as of the beginning of such Series 2015-3 Interest Period of the Trustee’s fees for such Series 2015-3 Interest Period, (4) fourth, to the Series 2015-3 Distribution Account to pay any Article VII Costs, (5) fifth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2015-3 Percentage as of the beginning of such Series 2015-3 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2015-3 Interest Period, (6) sixth, to the Series 2015-3 Reserve Account, an amount equal to the sum of (x) the Class R Monthly Interest with respect to the Series 2015-3 Interest Period ended on the day preceding such Distribution Date and (y) the Class R Monthly Interest Shortfall as of the immediately preceding Distribution Date, and (7) seventh, the balance, if any (“Excess Collections”), shall be withdrawn by the Paying Agent from the Series 2015-3 Collection Account and deposited in the Series 2015-3 Excess Collection Account; and

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(ii)       on each Distribution Date during the Series 2015-3 Rapid Amortization Period, (1) first, to the Trustee, an amount equal to the Series 2015-3 Percentage as of the beginning of such Series 2015-3 Interest Period of the Trustee’s fees for such Series 2015-3 Interest Period, (2) second, to the Administrator, an amount equal to the Series 2015-3 Percentage as of the beginning of such Series 2015-3 Interest Period of the portion of the Monthly Administration Fee (as specified in clause (iii) of the definition thereof) payable by ABRCF for such Series 2015-3 Interest Period, (3) third, to the Series 2015-3 Distribution Account to pay any Article VII Costs, (4) fourth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2015-3 Percentage as of the beginning of such Series 2015-3 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2015-3 Interest Period, (5) fifth, to the Series 2015-3 Reserve Account, an amount equal to the sum of (x) the Class R Monthly Interest with respect to the Series 2015-3 Interest Period ended on the day preceding such Distribution Date and (y) the Class R Monthly Interest Shortfall as of the immediately preceding Distribution Date, and (6) sixth, the balance, if any, shall be treated as Principal Collections.

(f)       Class A Senior Note Interest and Commitment Fee Shortfalls. If the amounts described in Section 3.3(a)(i), (b) and (d) are insufficient to pay the Class A Senior Monthly Interest and the Class A Commitment Fees of the Purchaser Groups on any Distribution Date, payments of Class A Senior Monthly Interest to the Class A Noteholders and payments of Class A Commitment Fees to the Purchaser Groups will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date, together with the aggregate unpaid amount of any such deficiencies with respect to all prior Distribution Dates, shall be referred to as the “Class A Senior Monthly Interest Shortfall.” Interest shall accrue on the Class A Senior Monthly Interest Shortfall at the Alternate Base Rate plus 2% per annum.

(g)       Class B Note Interest and Commitment Fee Shortfalls. If the amounts described in Section 3.3(a)(ii), (b) and (d) are insufficient to pay the Class B Senior Monthly Interest and the Class B Commitment Fees of the Purchaser Groups on any Distribution Date, payments of Class B Senior Monthly Interest to the Class B Noteholders and payments of Class B Commitment Fees to the Purchaser Groups will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date, together with the aggregate unpaid amount of any such deficiencies with respect to all prior Distribution Dates, shall be referred to as the “Class B Senior Monthly Interest Shortfall.” Interest shall accrue on the Class B Senior Monthly Interest Shortfall at the Alternate Base Rate plus 2% per annum.

(h)       Contingent Monthly Funding Costs. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 3.4 from the Series 2015-3 Reserve Account in respect of (x) first, an amount equal to the aggregate Class A Contingent Monthly Funding Costs with respect to all Purchaser Groups for the Series 2015-3 Interest Period ending on the day preceding the related

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Distribution Date and (y) second, the amount of any unpaid Contingent Monthly Funding Costs Shortfall as of the preceding Distribution Date (together with any accrued interest on such Contingent Monthly Funding Costs Shortfall). On the following Distribution Date, the Trustee shall withdraw the lesser of (x) the amounts described in the first sentence of this Section 3.3(h) and (y) the excess of the Series 2015-3 Available Reserve Account Amount (after giving effect to any withdrawals from the Series 2015-3 Reserve Account pursuant to Section 3.3(b), 3.5(c)(i) and/or 3.5(d)(i) with respect to such Distribution Date) over the Series 2015-3 Required Reserve Account Amount on such Distribution Date, from the Series 2015-3 Reserve Account and deposit such amount in the Series 2015-3 Distribution Account.

(i)       Contingent Monthly Funding Costs Shortfalls. If the amounts withdrawn from the Series 2015-3 Reserve Account pursuant to Section 3.3(h) are insufficient to pay the aggregate Class A Contingent Monthly Funding Costs with respect to the Purchaser Groups on any Distribution Date, payments of Class A Contingent Monthly Funding Costs to the Purchaser Groups will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency as of any Distribution Date, together with the aggregate unpaid amount of any such deficiencies with respect to all prior Distribution Dates, shall be referred to as the “Class A Contingent Monthly Funding Costs Shortfall.” Interest shall accrue on the Class A Contingent Monthly Funding Costs Shortfall at the Alternate Base Rate plus 2% per annum. If the amounts withdrawn from the Series 2015-3 Reserve Account pursuant to Section 3.3(h) are insufficient to pay the aggregate Class B Contingent Monthly Funding Costs with respect to the Purchaser Groups on any Distribution Date, payments of Class B Contingent Monthly Funding Costs to the Purchaser Groups will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency as of any Distribution Date, together with the aggregate unpaid amount of any such deficiencies with respect to all prior Distribution Dates, shall be referred to as the “Class B Contingent Monthly Funding Costs Shortfall.” Interest shall accrue on the Class B Contingent Monthly Funding Costs Shortfall at the Alternate Base Rate plus 2% per annum. The sum of the Class A Contingent Monthly Funding Costs Shortfall and the Class B Contingent Monthly Funding Costs Shortfall as of any Distribution Date shall be referred to herein as the “Contingent Monthly Funding Costs Shortfall”.

(j)       Class R Monthly Interest. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 3.4 from the Series 2015-3 Reserve Account in respect of (x) first, an amount equal to the aggregate Class R Monthly Interest for the Series 2015-3 Interest Period ending on the day preceding the related Distribution Date and (y) second, the amount of any unpaid Class R Monthly Interest Shortfall as of the preceding Distribution Date. On the following Distribution Date, the Trustee shall withdraw the lesser of (x) the amounts described in the first sentence of this Section 3.3(j) and (y) the excess of the Series 2015-3 Available Reserve Account Amount (after giving effect to any withdrawals from the Series 2015-3 Reserve Account pursuant to Section 3.3(b), 3.3(i), 3.5(c)(i) and/or 3.5(d)(i) with respect to such Distribution Date) over the Series 2015-3 Required Reserve Account Amount on

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such Distribution Date, from the Series 2015-3 Reserve Account and deposit such amount in the Series 2015-3 Distribution Account.

(k)       Class R Monthly Interest Shortfalls. If the amounts withdrawn from the Series 2015-3 Reserve Account pursuant to Section 3.3(j) are insufficient to pay the Class R Monthly Interest on any Distribution Date, payments of Class R Monthly Interest will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency as of any Distribution Date, together with the aggregate unpaid amount of any such deficiencies with respect to all prior Distribution Dates, shall be referred to as the “Class R Monthly Interest Shortfall.” No interest shall accrue on the Class R Monthly Interest Shortfall.

Section 3.4. Payment of Class A Senior Note Interest, Class B Senior Note Interest, Class A Commitment Fees, Class B Commitment Fees, Contingent Monthly Funding Costs and Class R Monthly Note Interest. On each Distribution Date, subject to Section 9.8 of the Base Indenture, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay from the Series 2015-3 Distribution Account the following amounts in the following order of priority from amounts deposited in the Series 2015-3 Distribution Account pursuant to Section 3.3:

(i)       first, to the Administrative Agent for the accounts of the Purchaser Groups the Class A Senior Monthly Interest with respect to the Series 2015-3 Interest Period ended on the day preceding such Distribution Date, along with any Class A Senior Monthly Interest Shortfall as of the preceding Distribution Date (together with any accrued interest on such Class A Senior Monthly Interest Shortfall);

(ii)       second, to the Administrative Agent for the accounts of the Purchaser Groups the Class B Senior Monthly Interest with respect to the Series 2015-3 Interest Period ended on the day preceding such Distribution Date, along with any Class B Senior Monthly Interest Shortfall as of the preceding Distribution Date (together with any accrued interest on such Class B Senior Monthly Interest Shortfall);

(iii)       third, to the Administrative Agent for the accounts of the Purchaser Groups (x) first any accrued and unpaid Class A Commitment Fees and (y) second any accrued and unpaid Class B Commitment Fees;

(iv)       fourth, to the Administrative Agent for the accounts of the Purchaser Groups (x) first the Class A Contingent Monthly Funding Costs with respect to the Series 2015-3 Interest Period ended on the day preceding such Distribution Date, along with any Class A Contingent Monthly Funding Cost Shortfall as of the preceding Distribution Date (together with any accrued interest on such Class A Contingent Monthly Funding Costs Shortfall) and (y) second the Class B Contingent Monthly Funding Costs with respect to the Series 2015-3 Interest Period ended on the day preceding such Distribution Date, along with any Class B Contingent Monthly Funding Cost Shortfall as of the preceding Distribution Date (together with any accrued interest on such Class B Contingent Monthly Funding Costs Shortfall); and

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(v)       fifth, to the Class R Noteholders, the Class R Monthly Interest with respect to the Series 2015-3 Interest Period ended on the day preceding such Distribution Date, along with any Class R Monthly Interest Shortfall as of the preceding Distribution Date.

Upon the receipt of funds from the Paying Agent on each Distribution Date on account of Class A Senior Monthly Interest, the Administrative Agent shall pay to each Non-Conduit Purchaser and each Funding Agent with respect to a CP Conduit Purchaser Group an amount equal to the Class A Senior Monthly Funding Costs with respect to its Related Purchaser Group with respect to the Series 2015-3 Interest Period ending on the day preceding such Distribution Date plus the amount of any unpaid Class A Senior Monthly Interest Shortfalls relating to unpaid Class A Senior Monthly Interest payable to such Purchaser Group as of the preceding Distribution Date, together with any interest thereon at the Alternate Base Rate plus 2% per annum. If the amount paid to the Administrative Agent on any Distribution Date pursuant to this Section 3.4 on account of Class A Senior Monthly Interest for the Series 2015-3 Interest Period ending on the day preceding such Distribution Date is less than such Class A Senior Monthly Interest, the Administrative Agent shall pay the amount available to the Non-Conduit Purchasers and the Funding Agents, on behalf of the CP Conduit Purchaser Groups, on a pro rata basis, based on the Class A Senior Monthly Funding Costs with respect to each Related Purchaser Group with respect to such Series 2015-3 Interest Period. Upon the receipt of funds from the Paying Agent on each Distribution Date on account of the Class A Commitment Fees, the Administrative Agent shall pay to each Non-Conduit Purchaser and each Funding Agent with respect to a CP Conduit Purchaser Group an amount equal to the Class A Commitment Fee payable to its Related Purchaser Group with respect to the Series 2015-3 Interest Period ending on the day preceding such Distribution Date plus the amount of any unpaid Class A Senior Monthly Interest Shortfalls relating to unpaid Class A Commitment Fees payable to such Purchaser Group as of the preceding Distribution Date, together with any interest thereon at the Alternate Base Rate plus 2% per annum.

Upon the receipt of funds from the Paying Agent on each Distribution Date on account of Class B Senior Monthly Interest, the Administrative Agent shall pay to each Non-Conduit Purchaser and each Funding Agent with respect to a CP Conduit Purchaser Group an amount equal to the Class B Senior Monthly Funding Costs with respect to its Related Purchaser Group with respect to the Series 2015-3 Interest Period ending on the day preceding such Distribution Date plus the amount of any unpaid Class B Senior Monthly Interest Shortfalls relating to unpaid Class B Senior Monthly Interest payable to such Purchaser Group as of the preceding Distribution Date, together with any interest thereon at the Alternate Base Rate plus 2% per annum. If the amount paid to the Administrative Agent on any Distribution Date pursuant to this Section 3.4 on account of Class B Senior Monthly Interest for the Series 2015-3 Interest Period ending on the day preceding such Distribution Date is less than such Class B Senior Monthly Interest, the Administrative Agent shall pay the amount available to the Non-Conduit Purchasers and the Funding Agents, on behalf of the CP Conduit Purchaser Groups, on a pro rata basis, based on the Class B Senior Monthly Funding Costs with respect to each Related Purchaser Group with respect to such Series 2015-3 Interest Period. Upon the receipt of funds from the Paying Agent on each Distribution Date on account of Class B Commitment Fees, the Administrative Agent shall pay to each Non-Conduit Purchaser and each Funding Agent with respect to a CP Conduit Purchaser Group an amount equal to the Class B Commitment Fee

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payable to its Related Purchaser Group with respect to the Series 2015-3 Interest Period ending on the day preceding such Distribution Date plus the amount of any unpaid Class B Senior Monthly Interest Shortfalls relating to unpaid Class B Commitment Fees payable to such Purchaser Group as of the preceding Distribution Date, together with any interest thereon at the Alternate Base Rate plus 2% per annum.

If the amount paid to the Administrative Agent on any Distribution Date pursuant to this Section 3.4 on account of Class A Commitment Fees is less than the Class A Commitment Fees payable on such Distribution Date, the Administrative Agent shall pay the amount available to the Non-Conduit Purchasers and the Funding Agents, on behalf of the CP Conduit Purchaser Groups, on a pro rata basis, based on the Class A Commitment Fee payable to each Purchaser Group on such Distribution Date. If the amount paid to the Administrative Agent on any Distribution Date pursuant to this Section 3.4 on account of Class B Commitment Fees is less than the Class B Commitment Fees payable on such Distribution Date, the Administrative Agent shall pay the amount available to the applicable Non-Conduit Purchasers and the Funding Agents, on behalf of the CP Conduit Purchaser Groups, on a pro rata basis, based on the Class B Commitment Fee payable to each such Purchaser Group on such Distribution Date.

Upon the receipt of funds from the Paying Agent on each Distribution Date on account of Class A Contingent Monthly Funding Costs, the Administrative Agent shall pay to each Non-Conduit Purchaser and each Funding Agent with respect to a CP Conduit Purchaser Group an amount equal to the Class A Contingent Monthly Funding Costs with respect to its Related Purchaser Group with respect to the Series 2015-3 Interest Period ending on the day preceding such Distribution Date plus the amount of any unpaid Class A Contingent Monthly Funding Costs Shortfalls payable to such Purchaser Group as of the preceding Distribution Date, together with any interest thereon at the Alternate Base Rate plus 2% per annum. If the amount paid to the Administrative Agent on any Distribution Date pursuant to this Section 3.4 on account of Class A Contingent Monthly Funding Costs for the Series 2015-3 Interest Period ending on the day preceding such Distribution Date is less than the aggregate Class A Contingent Monthly Funding Costs with respect to the Purchaser Groups for such Series 2015-3 Interest Period, the Administrative Agent shall pay the amount available to the Non-Conduit Purchasers and the Funding Agents, on behalf of the CP Conduit Purchaser Groups, on a pro rata basis, based on the Class A Contingent Monthly Funding Costs with respect to each Related Purchaser Group with respect to such Series 2015-3 Interest Period. Upon the receipt of funds from the Paying Agent on each Distribution Date on account of Class B Contingent Monthly Funding Costs, the Administrative Agent shall pay to each applicable Non-Conduit Purchaser and each Funding Agent with respect to a CP Conduit Purchaser Group an amount equal to the Class B Contingent Monthly Funding Costs with respect to its Related Purchaser Group with respect to the Series 2015-3 Interest Period ending on the day preceding such Distribution Date plus the amount of any unpaid Class B Contingent Monthly Funding Costs Shortfalls payable to such Purchaser Group as of the preceding Distribution Date, together with any interest thereon at the Alternate Base Rate plus 2% per annum. If the amount paid to the Administrative Agent on any Distribution Date pursuant to this Section 3.4 on account of Class B Contingent Monthly Funding Costs for the Series 2015-3 Interest Period ending on the day preceding such Distribution Date is less than the aggregate Class B Contingent Monthly Funding Costs with respect to the applicable Purchaser Groups for such Series 2015-3 Interest Period, the Administrative Agent shall pay the amount available to the applicable Non-Conduit Purchasers

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and the Funding Agents, on behalf of the CP Conduit Purchaser Groups, on a pro rata basis, based on the Class B Contingent Monthly Funding Costs with respect to each Related Purchaser Group with respect to such Series 2015-3 Interest Period.

Upon the receipt of funds from the Trustee or the Paying Agent on any Distribution Date on account of Article VII Costs, the Administrative Agent shall pay such amounts to the Non-Conduit Purchaser owed such amounts and/or the Funding Agent with respect to the CP Conduit Purchaser or the APA Bank owed such amounts. If the amounts paid to the Administrative Agent on any Distribution Date pursuant to Section 3.3(e) on account of Article VII Costs are less than the Article VII Costs due and payable on such Distribution Date, the Administrative Agent shall pay the amounts available to the Non-Conduit Purchasers owed such amounts and/or the Funding Agents with respect to the CP Conduit Purchasers and APA Banks owed such amounts, on a pro rata basis, based on the Article VII Costs owing to such Non-Conduit Purchasers, CP Conduit Purchasers and APA Banks. Due and unpaid Article VII Costs owing to a Purchaser Group shall accrue interest at the Alternate Base Rate plus 2%; provided that Article VII Costs shall not be considered due until the first Distribution Date following five days’ notice to ABRCF and the Administrator of such Article VII Costs.

Section 3.5. Payment of Note Principal.

(a)       Monthly Payments During any Series 2015-3 Controlled Amortization Period or Series 2015-3 Rapid Amortization Period. Commencing on the second Determination Date during any Series 2015-3 Controlled Amortization Period or the first Determination Date after the commencement of the Series 2015-3 Rapid Amortization Period, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement and in accordance with this Section 3.5 as to (i) the amount allocated to the Series 2015-3 Notes during the Related Month pursuant to Section 3.2(b)(ii), (c)(ii) or (d)(ii), as the case may be, and the portion of such amount, if any, that has been previously applied to make a Decrease pursuant to Section 2.5 during the Related Month, (ii) any amounts to be withdrawn from the Series 2015-3 Reserve Account and deposited into the Series 2015-3 Distribution Account or (iii) any amounts to be drawn on the Series 2015-3 Demand Notes and/or on the Multi-Series Letters of Credit (or withdrawn from the Series 2015-3 Cash Collateral Account). On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Series 2015-3 Notes during the Related Month pursuant to Section 3.2(b)(ii), (c)(ii) or (d)(ii), as the case may be, less the portion of such amount, if any, that has been previously applied to make a Decrease pursuant to Section 2.5 during the Related Month, from the Series 2015-3 Collection Account and deposit such amount in the Series 2015-3 Distribution Account, to be paid to the holders of the Series 2015-3 Notes in accordance with Section 3.5(e).

(b)       Decreases. On any Business Day (x) during the Series 2015-3 Revolving Period on which a Decrease is to be made pursuant to Section 2.5, the Trustee shall withdraw from the Series 2015-3 Excess Collection Account, or (y) during any Series 2015-3 Controlled Amortization Period on which a Decrease is to be made pursuant to Section 2.5, the Trustee shall withdraw from the Series 2015-3 Excess Collection Account and/or the Series 2015-3 Collection Account, in each case, in accordance with the written instructions of the Administrator, an amount equal to the lesser of (i) the amounts specified in clauses (x) and (y) of the first sentence

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of Section 2.5(a) and (ii) the amount of such Decrease, and deposit such amount in the Series 2015-3 Distribution Account, to be paid to the Administrative Agent for distribution in accordance with Section 3.5(f).

(c)       Principal Deficit Amount. On each Distribution Date on which the Principal Deficit Amount is greater than zero, amounts shall be transferred to the Series 2015-3 Distribution Account as follows:

(i)       Reserve Account Withdrawal. The Administrator shall instruct the Trustee in writing, prior to 12:00 noon (New York City time) on such Distribution Date, in the case of a Principal Deficit Amount resulting from a Series 2015-3 Lease Payment Deficit, or prior to 12:00 noon (New York City time) on the second Business Day prior to such Distribution Date, in the case of any other Principal Deficit Amount, to withdraw from the Series 2015-3 Reserve Account, an amount equal to the lesser of (x) the Series 2015-3 Available Reserve Account Amount and (y) such Principal Deficit Amount and deposit it in the Series 2015-3 Distribution Account on such Distribution Date.

(ii)       Principal Draws on Multi-Series Letters of Credit. If the Administrator determines on the Business Day immediately preceding any Distribution Date during the Series 2015-3 Rapid Amortization Period that on such Distribution Date there will exist a Series 2015-3 Lease Principal Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Multi-Series Letters of Credit, if any, as provided below. Upon receipt of a notice by the Trustee from the Administrator in respect of a Series 2015-3 Lease Principal Payment Deficit on or prior to 3:00 p.m. (New York City time) on the Business Day immediately preceding a Distribution Date, the Trustee shall, by 5:00 p.m. (New York City time) on such Business Day draw an amount equal to the least of (i) such Series 2015-3 Lease Principal Payment Deficit, (ii) the amount by which the Principal Deficit Amount for such Distribution Date exceeds the amount to be deposited in the Series 2015-3 Distribution Account in accordance with clause (i) of this Section 3.5(c) and (iii) the Series 2015-3 Allocated Multi-Series Letter of Credit Liquidity Amount on the Multi-Series Letters of Credit, by presenting to each Multi-Series Letter of Credit Provider a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursements to be deposited in the Series 2015-3 Distribution Account on such Distribution Date; provided, however, that if the Series 2015-3 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2015-3 Cash Collateral Account and deposit in the Series 2015-3 Distribution Account an amount equal to the lesser of (x) the Series 2015-3 Cash Collateral Percentage for such date of the least of the amounts described in clauses (i), (ii) and (iii) above and (y) the Series 2015-3 Available Cash Collateral Account Amount on such date and draw an amount equal to the remainder of such amount on the Multi-Series Letters of Credit.

(iii)       Demand Note Draw. If on any Determination Date, the Administrator determines that the Principal Deficit Amount on the next succeeding Distribution Date (after giving effect to any withdrawal from the Series 2015-3 Reserve Account pursuant to Section 3.5(c)(i) on such Distribution Date) will be greater than zero and there are any Multi-Series Letters of Credit on such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct

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the Trustee in writing to deliver a Demand Notice to the Demand Note Issuers demanding payment of an amount equal to the lesser of (A) the Principal Deficit Amount and (B) the Series 2015-3 Allocated Multi-Series Letter of Credit Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date, deliver such Demand Notice to the Demand Note Issuers; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to such Demand Note Issuer. The Trustee shall cause the proceeds of any demand on the Series 2015-3 Demand Notes to be deposited into the Series 2015-3 Distribution Account.

(iv)       Letter of Credit Draw. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day prior to such Distribution Date, any Demand Note Issuer shall have failed to pay to the Trustee or deposit in the Series 2015-3 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to any Demand Note Issuer, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding such Distribution Date, then, in the case of (x) or (y) the Trustee shall on such Business Day draw on the Multi-Series Letters of Credit an amount equal to the lesser of (i) Series 2015-3 Allocated Multi-Series Letter of Credit Amount and (ii) the aggregate amount that the Demand Note Issuers failed to pay under the Series 2015-3 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) by presenting to each Multi-Series Letter of Credit Provider a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2015-3 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2015-3 Cash Collateral Account and deposit in the Series 2015-3 Distribution Account an amount equal to the lesser of (x) the Series 2015-3 Cash Collateral Percentage on such Business Day of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2015-3 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2015-3 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the aggregate amount that the Demand Note Issuers failed to pay under the Series 2015-3 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Multi-Series Letters of Credit. The Trustee shall deposit into, or cause the deposit of, the applicable portion of the proceeds of any draw on the Multi-Series Letters of Credit related to the Series 2015-3 Notes and the proceeds of any withdrawal from the Series 2015-3 Cash Collateral Account to be deposited in the Series 2015-3 Distribution Account on such Distribution Date.

(d)       Series 2015-3 Termination Date. The entire Class A Invested Amount, the entire Class B Invested Amount and the entire Class R Invested Amount shall be due and payable on the Series 2015-3 Termination Date. In connection therewith:

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(i)       Reserve Account Withdrawal. If, after giving effect to the deposit into the Series 2015-3 Distribution Account of the amount to be deposited in accordance with Section 3.5(a), together with any amounts to be deposited therein in accordance with Section 3.5(c) on the Series 2015-3 Termination Date, the amount to be deposited in the Series 2015-3 Distribution Account with respect to the Series 2015-3 Termination Date is or will be less than the sum of (x) the Class A Invested Amount and (y) the Class B Invested Amount, then, prior to 12:00 noon (New York City time) on the second Business Day prior to the Series 2015-3 Termination Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2015-3 Reserve Account, an amount equal to the lesser of the Series 2015-3 Available Reserve Account Amount and such insufficiency and deposit it in the Series 2015-3 Distribution Account on the Series 2015-3 Termination Date.

(ii)       Demand Note Draw. If the amount to be deposited in the Series 2015-3 Distribution Account in accordance with Section 3.5(a) together with any amounts to be deposited therein in accordance with Section 3.5(c) and Section 3.5(d)(i) on the Series 2015-3 Termination Date is less than the sum of (x) the Class A Invested Amount and (y) the Class B Invested Amount, and there are any Multi-Series Letters of Credit on such date, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to the Series 2015-3 Termination Date, the Administrator shall instruct the Trustee in writing to make a demand (a “Demand Notice”) substantially in the form attached hereto as Exhibit G on the Demand Note Issuers for payment under the Series 2015-3 Demand Notes in an amount equal to the lesser of (i) such insufficiency and (ii) the Series 2015-3 Allocated Multi-Series Letter of Credit Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding the Series 2015-3 Termination Date, deliver such Demand Notice to the Demand Note Issuers; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to such Demand Note Issuer. The Trustee shall cause the proceeds of any demand on the Series 2015-3 Demand Notes to be deposited into the Series 2015-3 Distribution Account.

(iii)       Letter of Credit Draw. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day immediately preceding any Distribution Date next succeeding any date on which a Demand Notice has been transmitted by the Trustee to the Demand Note Issuers pursuant to clause (ii) of this Section 3.5(d) any Demand Note Issuer shall have failed to pay to the Trustee or deposit into the Series 2015-3 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to one or more of the Demand Note Issuers, the Trustee shall not have delivered such Demand Notice to any Demand Note Issuer on the second Business Day preceding the Series 2015-3 Termination Date, then, in the case of (x) or (y) the Trustee shall draw on the Multi-Series Letters of Credit by 12:00 noon (New York City time) on such Business Day an amount equal to the lesser of (a) the amount that the Demand Note Issuers failed to pay under the Series 2015-3 Demand Notes (or, the

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amount that the Trustee failed to demand for payment thereunder) and (b) the Series 2015-3 Allocated Multi-Series Letter of Credit Amount on such Business Day by presenting to each Multi-Series Letter of Credit Provider a Certificate of Unpaid Demand Note Demand; provided, however, that if the Series 2015-3 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 2015-3 Cash Collateral Account and deposit in the Series 2015-3 Distribution Account an amount equal to the lesser of (x) the Series 2015-3 Cash Collateral Percentage on such Business Day of the amount that the Demand Note Issuers failed to pay under the Series 2015-3 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 2015-3 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the amount that the Demand Note Issuers failed to pay under the Series 2015-3 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Multi-Series Letters of Credit. The Trustee shall deposit, or cause the deposit of, the applicable portion of the proceeds of any draw on the Multi-Series Letters of Credit related to the Series 2015-3 Notes and the proceeds of any withdrawal from the Series 2015-3 Cash Collateral Account to be deposited in the Series 2015-3 Distribution Account on such Distribution Date.

(e)       Distribution.

(i)       Class A Notes. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2015-3 Collection Account pursuant to Section 3.5(a) or amounts are deposited in the Series 2015-3 Distribution Account pursuant to Section 3.5(c) and/or (d), the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Administrative Agent for the accounts of the Purchaser Groups from the Series 2015-3 Distribution Account the amount deposited therein pursuant to Section 3.5(a), (c) and/or (d) to the extent necessary to pay the Class A Controlled Distribution Amount with respect to Related Month during the Class A Controlled Amortization Period or to the extent necessary to pay the Class A Invested Amount during the Series 2015-3 Rapid Amortization Period.

(ii)       Class B Notes. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2015-3 Collection Account pursuant to Section 3.5(a) or amounts are deposited in the Series 2015-3 Distribution Account pursuant to Section 3.5(c) and/or (d), the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Administrative Agent for the accounts of the Purchaser Groups from the Series 2015-3 Distribution Account the amount deposited therein pursuant to Section 3.5(a), (c) and/or (d) less the aggregate amount applied to make payments required pursuant to Section 3.5(e)(i), to the extent necessary to pay the Class B Controlled Distribution Amount with respect to Related Month during the Class B Controlled Amortization Period or to the extent necessary to pay the Class B Invested Amount during the Series 2015-3 Rapid Amortization Period.

(iii)       Class R Notes. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2015-3 Collection Account pursuant to Section 3.5(a) and either (x) prior to the Series 2015-3 Rapid Amortization Period or (y) after the Class A Invested Amount has been paid in full and the Class B Invested Amount has been paid

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in full, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay pro rata to Class R Noteholders from the Series 2015-3 Distribution Account the amount deposited therein pursuant to Section 3.5(a) less the aggregate amount applied to make payments required pursuant to Section 3.5(e)(i) and Section 3.5(e)(ii), to the extent necessary to pay the Class R Controlled Distribution Amount with respect to Related Month during any Series 2015-3 Controlled Amortization Period or to the extent necessary to pay the Class R Invested Amount during the Series 2015-3 Rapid Amortization Period.

(f)       Payment of Funds from Decreases. Upon the receipt of funds on account of a Decrease from the Trustee, the Administrative Agent shall pay as follows (1) first, such funds will be used to pay to each Funding Agent with respect to a Non-Extending Purchaser Group that is a CP Conduit Purchaser Group and to each Non-Conduit Purchaser that constitutes a Non-Extending Purchaser Group that is a Non-Conduit Purchaser Group a pro rata amount of the Decrease, based on the Purchaser Group Invested Amounts with respect to such Non-Extending Purchaser Group relative to the Purchaser Group Invested Amounts with respect to all Non-Extending Purchaser Groups on the date of such Decrease, (2) second, allocated on a pro rata basis between the Class A Notes and the Class B Notes, to each Non-Conduit Purchaser and Funding Agent with respect to its Related Purchaser Group, such Purchaser Group’s pro rata share (based on the percentage that its Class A Purchaser Group Invested Amount or Class B Purchaser Group Invested Amount, as applicable, represents of the Class A Invested Amount or the Class B Invested Amount, as applicable) of the remaining amount of such Decrease, and (3) third, solely if such Decrease occurs when no Series 2015-3 Controlled Amortization Period or Series 2015-3 Rapid Amortization Event is occurring, any remaining funds will be used to pay to each Committed Note Purchaser a pro rata amount of the Decrease, based on the Class R Invested Amount with respect to such Committed Note Purchaser. Each CP Conduit Purchaser Group’s share of the amount of any Decrease on any Business Day shall be allocated by such CP Conduit Purchaser Group first to reduce the Available CP Funding Amount with respect to such CP Conduit Purchaser Group and the APA Bank Funded Amount with respect to such CP Conduit Purchaser Group on such Business Day and then to reduce the portion of the Purchaser Group Invested Amount with respect to such CP Conduit Purchaser Group allocated to CP Tranches in such order as such CP Conduit Purchaser Group may select in order to minimize costs payable pursuant to Section 7.3. Upon the receipt of funds from the Trustee pursuant to Sections 3.5(a), (c) and/or (d) on any Distribution Date, the Administrative Agent shall pay to each Non-Conduit Purchaser and each Funding Agent with respect to its Related Purchaser Group, such Purchaser Group’s Pro Rata Share of such funds.

Section 3.6. Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment. If the Administrator fails to give notice or instructions to make (i) any payment from or deposit into the Collection Account, (ii) any draw on the Multi-Series Letters of Credit or (iii) any withdrawals from any Account, in each case required to be given by the Administrator, at the time specified in the Administration Agreement or any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account, such draw on the Multi-Series Letters of Credit, or such withdrawal from such Account, in each case without such notice or instruction from the Administrator, provided that the Administrator, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment, deposit,

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draw or withdrawal. When any payment, deposit, draw or withdrawal hereunder or under any other Related Document is required to be made by the Trustee or the Paying Agent at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

Section 3.7. Series 2015-3 Reserve Account.

(a)       Establishment of Series 2015-3 Reserve Account. ABRCF shall establish and maintain in the name of the Series 2015-3 Agent for the benefit of the Class A Noteholders and the Class B Noteholders, or cause to be established and maintained, an account (the “Series 2015-3 Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Noteholders and the Class B Noteholders. The Series 2015-3 Reserve Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2015-3 Reserve Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below “BBB-” by Standard & Poor’s, “Baa2” by Moody’s or “BBB (low)” by DBRS, then ABRCF shall, within 30 days of such reduction, establish a new Series 2015-3 Reserve Account with a new Qualified Institution. If the Series 2015-3 Reserve Account is not maintained in accordance with the previous sentence, ABRCF shall establish a new Series 2015-3 Reserve Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2015-3 Agent in writing to transfer all cash and investments from the non-qualifying Series 2015-3 Reserve Account into the new Series 2015-3 Reserve Account. Initially, the Series 2015-3 Reserve Account will be established with The Bank of New York Mellon.

(b)       Administration of the Series 2015-3 Reserve Account. The Administrator may instruct the institution maintaining the Series 2015-3 Reserve Account to invest funds on deposit in the Series 2015-3 Reserve Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2015-3 Reserve Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2015-3 Reserve Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of ABRCF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2015-3 Reserve Account. ABRCF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of purchase price of such

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Permitted Investments. In the absence of written investment instructions hereunder, funds on deposit in the Series 2015-3 Reserve Account shall remain uninvested.

(c)       Earnings from Series 2015-3 Reserve Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2015-3 Reserve Account shall be deemed to be on deposit therein and available for distribution.

(d)       Series 2015-3 Reserve Account Constitutes Additional Collateral for Class A Notes and Class B Notes. In order to secure and provide for the repayment and payment of the ABRCF Obligations with respect to the Series 2015-3 Notes, ABRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class A Noteholders and the Class B Noteholders, all of ABRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2015-3 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2015-3 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2015-3 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2015-3 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2015-3 Reserve Account Collateral”). The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Series 2015-3 Reserve Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2015-3 Reserve Account. The Series 2015-3 Reserve Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Class A Noteholders and the Class B Noteholders. The Series 2015-3 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2015-3 Reserve Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2015-3 Reserve Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

(e)       Preference Amount Withdrawals from the Series 2015-3 Reserve Account or the Series 2015-3 Cash Collateral Account. If a member of a Purchaser Group notifies the Trustee in writing of the existence of a Preference Amount, then, subject to the satisfaction of the conditions set forth in the next succeeding sentence, on the Business Day on which those conditions are first satisfied, the Trustee shall withdraw from either (x) prior to the Multi-Series Letter of Credit Termination Date, the Series 2015-3 Reserve Account or (y) on or after the Multi-Series Letter of Credit Termination Date, the Series 2015-3 Cash Collateral Account and pay to the Funding Agent for such member an amount equal to such Preference Amount. Prior to any withdrawal from the Series 2015-3 Reserve Account or the Series 2015-3 Cash Collateral Account pursuant to this Section 3.7(e), the Trustee shall have received (i) a certified copy of the

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order requiring the return of such Preference Amount; (ii) an opinion of counsel satisfactory to the Trustee that such order is final and not subject to appeal; and (iii) a release as to any claim against ABRCF by the Purchaser Group for any amount paid in respect of such Preference Amount. On the Business Day after the Multi-Series Letter of Credit Termination Date, the Trustee shall transfer an amount equal to the greater of (A) the excess, if any, of (x) the Series 2015-3 Available Reserve Account Amount as of such date over (y) the sum of (i) the aggregate Contingent Monthly Funding Costs with respect to all Purchaser Groups for the Series 2015-3 Interest Period ending on the Multi-Series Letter of Credit Termination Date and (ii) without duplication, any Contingent Monthly Funding Costs Shortfall as of such date (together with accrued interest thereon) from the Series 2015-3 Reserve Account to the Series 2015-3 Cash Collateral Account and (B) the lesser of (x) the Series 2015-3 Available Reserve Account Amount and (y) the excess, if any, of the Series 2015-3 Demand Note Payment Amount over the Series 2015-3 Available Cash Collateral Account Amount as of such date (the greater of the amounts in clauses (A) and (B), the “Reserve Account Transfer Amount”).

(f)       Series 2015-3 Reserve Account Surplus. In the event that the Series 2015-3 Reserve Account Surplus on any Distribution Date, after giving effect to all withdrawals from the Series 2015-3 Reserve Account and application thereof, is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator pursuant to the Administration Agreement, shall withdraw from the Series 2015-3 Reserve Account an amount equal to the Series 2015-3 Reserve Account Surplus and shall pay such amount to ABRCF.

(g)       Termination of Series 2015-3 Reserve Account. Upon the termination of the Indenture pursuant to Section 11.1 of the Base Indenture, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Class A Noteholders and the Class B Noteholders and payable from the Series 2015-3 Reserve Account as provided herein, shall withdraw from the Series 2015-3 Reserve Account all amounts on deposit therein for payment to ABRCF.

Section 3.8. Multi-Series Letters of Credit and Series 2015-3 Cash Collateral Account.

(a)       Multi-Series Letters of Credit and Series 2015-3 Cash Collateral Account Constitute Additional Collateral for Series 2015-3 Notes. In order to secure and provide for the repayment and payment of ABRCF’s obligations with respect to the Class A Notes and the Class B Notes, ABRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class A Noteholders and the Class B Noteholders, all of ABRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) each applicable Multi-Series Letter of Credit (except for any right, title and interest in such Multi-Series Letter of Credit related to supporting another Series of Notes); (ii) the Series 2015-3 Cash Collateral Account, including any security entitlement thereto; (iii) all funds on deposit in the Series 2015-3 Cash Collateral Account from time to time; (iv) all certificates and instruments, if any, representing or evidencing any or all of the Series 2015-3 Cash Collateral Account or the funds on deposit therein from time to time; (v) all investments made at any time and from time to time with monies in the Series 2015-3 Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (vi) all interest, dividends, cash, instruments and

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other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2015-3 Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vii) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (ii) through (vii) are referred to, collectively, as the “Series 2015-3 Cash Collateral Account Collateral”). The Trustee shall, for the benefit of the Class A Noteholders and the Class B Noteholders, possess all right, title and interest in all funds on deposit from time to time in the Series 2015-3 Cash Collateral Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2015-3 Cash Collateral Account. The Series 2015-3 Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Class A Noteholders and the Class B Noteholders. The Series 2015-3 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2015-3 Cash Collateral Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2015-3 Cash Collateral Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

(b)       Multi-Series Letter of Credit Expiration Date. If prior to the date which is ten (10) days prior to the then scheduled Multi-Series Letter of Credit Expiration Date with respect to any Multi-Series Letter of Credit, excluding the amount allocated to the Series 2015-3 Notes and available to be drawn under such Multi-Series Letter of Credit but taking into account the amount allocated to the Series 2015-3 Notes under each substitute Multi-Series Letter of Credit which has been obtained from a Series 2015-3 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2015-3 Enhancement Amount would be equal to or more than the Series 2015-3 Required Enhancement Amount and the Series 2015-3 Liquidity Amount would be equal to or greater than the Series 2015-3 Required Liquidity Amount, then the Administrator shall notify the Trustee in writing no later than two Business Days prior to such Multi-Series Letter of Credit Expiration Date of such determination. If prior to the date which is ten (10) days prior to the then scheduled Multi-Series Letter of Credit Expiration Date with respect to any Multi-Series Letter of Credit, excluding the amount allocated to the Series 2015-3 Notes and available to be drawn under such Multi-Series Letter of Credit but taking into account the amount allocated to the Series 2015-3 Notes under each substitute Multi-Series Letter of Credit which has been obtained from a Series 2015-3 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 2015-3 Enhancement Amount would be less than the Series 2015-3 Required Enhancement Amount or the Series 2015-3 Liquidity Amount would be less than the Series 2015-3 Required Liquidity Amount, then the Administrator shall notify the Trustee in writing no later than two Business Days prior to such Multi-Series Letter of Credit Expiration Date of (x) the greater of (A) the excess, if any, of the Series 2015-3 Required Enhancement Amount over the Series 2015-3 Enhancement Amount, excluding the amount allocated to the Series 2015-3 Notes and available amount under such expiring Multi-Series Letter of Credit but taking into account the amount allocated to the Series 2015-3 Notes under any substitute Multi-Series Letter of Credit which has been obtained from a Series 2015-3 Eligible Letter of Credit Provider and is in full force and effect, on such date, and (B) the excess, if any, of the Series 2015-3 Required Liquidity Amount over the Series 2015-3 Liquidity Amount, excluding the amount allocated to the Series 2015-3 Notes and available

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amount under such expiring Multi-Series Letter of Credit but taking into account the amount allocated to the Series 2015-3 Notes under any substitute Multi-Series Letter of Credit which has been obtained from a Series 2015-3 Eligible Letter of Credit Provider and is in full force and effect, on such date, and (y) the amount allocated to the Series 2015-3 Notes and available to be drawn on such expiring Multi-Series Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) above on such expiring Multi-Series Letter of Credit by presenting a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2015-3 Cash Collateral Account.

If the Trustee does not receive the notice from the Administrator described in the first paragraph of this Section 3.8(b) on or prior to the date that is two Business Days prior to each Multi-Series Letter of Credit Expiration Date, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw the full amount allocated to the Series 2015-3 Notes under such Multi-Series Letter of Credit by presenting a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2015-3 Cash Collateral Account.

(c)       Multi-Series Letter of Credit Providers. The Administrator shall notify the Trustee in writing within one Business Day of becoming aware that (x) the long-term senior unsecured debt rating of any Multi-Series Letter of Credit Provider has fallen below “BBB” as determined by DBRS, (y) the long-term senior unsecured debt rating of such Multi-Series Letter of Credit Provider has fallen below “Baa2” as determined by Moody’s and (z) the long-term senior unsecured debt rating of such Multi-Series Letter of Credit Provider has fallen below “BBB” as determined by Standard & Poor’s. At such time the Administrator shall also notify the Trustee of (i) the greater of (A) the excess, if any, of the Series 2015-3 Required Enhancement Amount over the Series 2015-3 Enhancement Amount, excluding the amount allocated to the Series 2015-3 Notes and available under such Multi-Series Letter of Credit issued by such Multi-Series Letter of Credit Provider, on such date, and (B) the excess, if any, of the Series 2015-3 Required Liquidity Amount over the Series 2015-3 Liquidity Amount, excluding the amount allocated to the Series 2015-3 Notes and available under such Multi-Series Letter of Credit, on such date, and (ii) the amount allocated to the Series 2015-3 Notes and available to be drawn on such Multi-Series Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), draw on such Multi-Series Letter of Credit in an amount equal to the lesser of the amounts in clause (i) and clause (ii) of the immediately preceding sentence on such Business Day by presenting a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 2015-3 Cash Collateral Account.

(d)       Draws on the Multi-Series Letter of Credit. If there is more than one Multi-Series Letter of Credit on the date of any draw on the Multi-Series Letters of Credit pursuant to the terms of this Supplement, the Administrator shall instruct the Trustee, in writing,

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to draw on each Multi-Series Letter of Credit in an amount equal to the LOC Pro Rata Share of the Multi-Series Letter of Credit Provider issuing such Multi-Series Letter of Credit of the amount of such draw on the Multi-Series Letters of Credit.

(e)       Establishment of Series 2015-3 Cash Collateral Account. On or prior to the date of any drawing under a Multi-Series Letter of Credit pursuant to Section 3.8(b) or (c) above, ABRCF shall establish and maintain in the name of the Trustee for the benefit of the Class A Noteholders and the Class B Noteholders, or cause to be established and maintained, an account (the “Series 2015-3 Cash Collateral Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Noteholders and the Class B Noteholders. The Series 2015-3 Cash Collateral Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2015-3 Cash Collateral Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be reduced to below “BBB-” by Standard & Poor’s, “Baa3” by Moody’s or “BBB (low)” by DBRS, then ABRCF shall, within 30 days of such reduction, establish a new Series 2015-3 Cash Collateral Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2015-3 Cash Collateral Account. If a new Series 2015-3 Cash Collateral Account is established, ABRCF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2015-3 Cash Collateral Account into the new Series 2015-3 Cash Collateral Account.

(f)       Administration of the Series 2015-3 Cash Collateral Account. ABRCF may instruct (by standing instructions or otherwise) the institution maintaining the Series 2015-3 Cash Collateral Account to invest funds on deposit in the Series 2015-3 Cash Collateral Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2015-3 Cash Collateral Account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2015-3 Cash Collateral Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of ABRCF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2015-3 Cash Collateral Account. ABRCF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the purchase price of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in the Series 2015-3 Cash Collateral Account shall remain uninvested.

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(g)       Earnings from Series 2015-3 Cash Collateral Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2015-3 Cash Collateral Account shall be deemed to be on deposit therein and available for distribution.

(h)       Series 2015-3 Cash Collateral Account Surplus. In the event that the Series 2015-3 Cash Collateral Account Surplus on any Distribution Date (or, after the Multi-Series Letter of Credit Termination Date, on any date) is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator, shall withdraw from the Series 2015-3 Cash Collateral Account an amount equal to the Series 2015-3 Cash Collateral Account Surplus and shall pay such amount: first, to the Multi-Series Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2015-3 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2015-3 Reimbursement Agreement, second, to the Series 2015-3 Reserve Account to the extent necessary to pay any Contingent Monthly Funding Costs Shortfall (together with accrued interest thereon) and, third, to ABRCF any remaining amount.

(i)       Termination of Series 2015-3 Cash Collateral Account. Upon the termination of this Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2015-3 Noteholders and payable from the Series 2015-3 Cash Collateral Account as provided herein, shall withdraw from the Series 2015-3 Cash Collateral Account all amounts on deposit therein (to the extent not withdrawn pursuant to Section 3.8(h) above) and shall pay such amounts: first, to the Multi-Series Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 2015-3 Reimbursement Agreement, for application in accordance with the provisions of the related Series 2015-3 Reimbursement Agreement, and, second, to ABRCF any remaining amount.

(j)       Termination Date Demands on the Multi-Series Letters of Credit. Prior to 10:00 a.m. (New York City time) on the Business Day immediately succeeding the Multi-Series Letter of Credit Termination Date, the Administrator shall determine the Series 2015-3 Demand Note Payment Amount as of the Multi-Series Letter of Credit Termination Date. If the Series 2015-3 Demand Note Payment Amount is greater than zero, then the Administrator shall instruct the Trustee in writing to draw on the Multi-Series Letters of Credit. Upon receipt of any such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on a Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw an amount equal to the lesser of (i) the excess of the Series 2015-3 Demand Note Payment Amount over the Reserve Account Transfer Amount and (ii) the Series 2015-3 Allocated Multi-Series Letter of Credit Liquidity Amount on the Multi-Series Letter of Credit by presenting to each Multi-Series Letter of Credit Provider a Certificate of Termination Date Demand; provided, however, that if the Series 2015-3 Cash Collateral Account has been established and funded, the Trustee shall draw an amount equal to the product of (a) 100% minus the Series 2015-3 Cash Collateral Percentage and (b) the lesser of the amounts referred to in clause (i) or (ii) on such Business Day on the Multi-Series Letter of Credit as calculated by the Administrator and provided in writing to the Trustee. The Trustee shall cause the Termination Date Disbursement to be deposited in the Series 2015-3 Cash Collateral Account.

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Section 3.9. Series 2015-3 Distribution Account.

(a)       Establishment of Series 2015-3 Distribution Account. The Trustee shall establish and maintain in the name of the Series 2015-3 Agent for the benefit of the Series 2015-3 Noteholders, or cause to be established and maintained, an account (the “Series 2015-3 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2015-3 Noteholders. The Series 2015-3 Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2015-3 Distribution Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below “BBB-” by Standard & Poor’s, “Baa3” by Moody’s or “BBB (low)” by DBRS, then ABRCF shall, within 30 days of such reduction, establish a new Series 2015-3 Distribution Account with a new Qualified Institution. If the Series 2015-3 Distribution Account is not maintained in accordance with the previous sentence, ABRCF shall establish a new Series 2015-3 Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2015-3 Agent in writing to transfer all cash and investments from the non-qualifying Series 2015-3 Distribution Account into the new Series 2015-3 Distribution Account. Initially, the Series 2015-3 Distribution Account will be established with The Bank of New York Mellon.

(b)       Administration of the Series 2015-3 Distribution Account. The Administrator may instruct the institution maintaining the Series 2015-3 Distribution Account to invest funds on deposit in the Series 2015-3 Distribution Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2015-3 Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2015-3 Distribution Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of ABRCF, take such action as is required to maintain the Trustee’s security interest in the Permitted Investments credited to the Series 2015-3 Distribution Account. ABRCF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of purchase price of such Permitted Investments. In the absence of written investment instructions hereunder, funds on deposit in the Series 2015-3 Distribution Account shall remain uninvested.

(c)       Earnings from Series 2015-3 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2015-3 Distribution Account shall be deemed to be on deposit and available for distribution.

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(d)       Series 2015-3 Distribution Account Constitutes Additional Collateral for Series 2015-3 Notes. In order to secure and provide for the repayment and payment of the ABRCF Obligations with respect to the Series 2015-3 Notes, ABRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2015-3 Noteholders, all of ABRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2015-3 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2015-3 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2015-3 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2015-3 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2015-3 Distribution Account Collateral”). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2015-3 Distribution Account and in and to all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2015-3 Distribution Account. The Series 2015-3 Distribution Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Series 2015-3 Noteholders. The Series 2015-3 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2015-3 Distribution Account; (ii) that its jurisdiction as securities intermediary is New York; (iii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2015-3 Distribution Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iv) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

Section 3.10. Series 2015-3 Demand Notes Constitute Additional Collateral for Class A Notes and Class B Notes. In order to secure and provide for the repayment and payment of the obligations with respect to the Class A Notes and the Class B Notes, ABRCF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class A Noteholders and the Class B Noteholders, all of ABRCF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2015-3 Demand Notes; (ii) all certificates and instruments, if any, representing or evidencing the Series 2015-3 Demand Notes; and (iii) all proceeds of any and all of the foregoing, including, without limitation, cash. On the date hereof, ABRCF shall deliver to the Trustee, for the benefit of the Series 2015-3 Noteholders, each Series 2015-3 Demand Note, endorsed in blank. The Trustee, for the benefit of the Series 2015-3 Noteholders, shall be the only Person authorized to make a demand for payments on the Series 2015-3 Demand Notes.

Section 3.11. Series 2015-3 Interest Rate Caps. (a)  On or prior to the A&R Effective Date, ABRCF shall acquire one or more interest rate caps (each a “Series 2015-3 Interest Rate Cap”) from a Qualified Interest Rate Cap Counterparty. On the A&R Effective Date, the aggregate notional amount of all Series 2015-3 Interest Rate Caps shall equal the Class

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A/B Maximum Invested Amount, and the aggregate notional amount of all Series 2015-3 Interest Rate Caps may be reduced pursuant to the related Series 2015-3 Interest Rate Cap to the extent that the Class A/B Maximum Invested Amount is reduced after the A&R Effective Date. ABRCF shall acquire one or more additional Series 2015-3 Interest Rate Caps in connection with any increase of the Class A/B Maximum Invested Amount such that the aggregate notional amounts of all Series 2015-3 Interest Rate Caps shall equal the Class A/B Maximum Invested Amount after giving effect to such increase. The strike rate of each Series 2015-3 Interest Rate Cap shall not be greater than 4.00%. The Series 2015-3 Interest Rate Caps shall extend to at least the Series 2015-3 Termination Date.

(b)       If, at any time, an Interest Rate Cap Counterparty is not a Qualified Interest Rate Cap Counterparty, then ABRCF shall cause the Interest Rate Cap Counterparty within 30 Business Days following such occurrence, at the Interest Rate Cap Counterparty’s expense, to do one of the following (the choice of such action to be determined by the Interest Rate Cap Counterparty) (i) obtain a replacement interest rate cap on the same terms as the Series 2015-3 Interest Rate Cap from a Qualified Interest Rate Cap Counterparty and simultaneously with such replacement ABRCF shall terminate the Series 2015-3 Interest Rate Cap being replaced, (ii) obtain a guaranty from, or contingent agreement of, another person who qualifies as a Qualified Interest Rate Cap Counterparty to honor the Interest Rate Cap Counterparty’s obligations under the Series 2015-3 Interest Rate Cap in form and substance satisfactory to the Administrative Agent or (iii) post and maintain collateral satisfactory to the Administrative Agent; provided that no termination of the Series 2015-3 Interest Rate Cap shall occur until ABRCF has entered into a replacement Interest Rate Cap.

(c)       To secure payment of all obligations to the Class A Noteholders and the Class B Noteholders, ABRCF grants a security interest in, and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Class A Noteholders and the Class B Noteholders, all of ABRCF’s right, title and interest in the Series 2015-3 Interest Rate Caps and all proceeds thereof (the “Series 2015-3 Interest Rate Cap Collateral”). ABRCF shall require all Series 2015-3 Interest Rate Cap Proceeds to be paid to, and the Trustee shall allocate all Series 2015-3 Interest Rate Cap Proceeds to, the Series 2015-3 Accrued Interest Account of the Series 2015-3 Collection Account.

Section 3.12. Payments to Funding Agents, Purchaser Groups or Committed Note Purchasers.

(a)       Notwithstanding anything to the contrary herein or in the Base Indenture, amounts distributable by ABRCF, the Trustee, the Paying Agent or the Administrative Agent to a Non-Conduit Purchaser or a Funding Agent for the account of its Related Purchaser Group (or amounts distributable by any such Person directly to such Purchaser Group) shall be paid by wire transfer of immediately available funds no later than 3:00 p.m. (New York time) for credit to the account or accounts designated by such Non-Conduit Purchaser or Funding Agent. Notwithstanding the foregoing, the Administrative Agent shall not be so obligated unless the Administrative Agent shall have received the funds by 12:00 noon (New York City time).

(b)       All amounts payable to the Committed Note Purchaser hereunder or with respect to the Class R Notes on any date shall be made to the Committed Note Purchaser (or

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upon the order of the Committed Note Purchaser) in accordance with this Section 3.12, provided that:

(i)       if (A) the Committed Note Purchaser receives funds payable to it hereunder later than 3:00 p.m. (New York time) on any date and (B) prior to the later of the next succeeding Determination Date and thirty (30) days after the date on which the Committed Note Purchaser received such funds, the Class R Note Purchaser notifies ABRCF in writing of such late receipt, then such funds received later than 3:00 p.m. (New York time) on such date by the Committed Note Purchaser will be deemed to have been received by the Committed Note Purchaser on the next Business Day and any interest accruing with respect to the payment of such funds on such next Business Day shall not be payable until the Payment Date immediately following the later of such two dates specified in this clause (B); and

(ii)       if (A) the Committed Note Purchaser receives funds payable to it hereunder later than 3:00 p.m. (New York time) on any date and (B) prior to the later of the next succeeding Determination Date and thirty (30) days after the date on which the Committed Note Purchaser received such funds, the Committed Note Purchaser does not notify ABRCF in writing of such receipt, then such funds, received later than 3:00 p.m. (New York time) on such date will be treated for all purposes hereunder as received on such date.

Section 3.13. Subordination of the Class R Notes. Notwithstanding anything to the contrary contained in this Supplement, the Base Indenture or in any other Related Document, the Class R Notes will be subordinate in all respects to the Class A Notes and the Class B Notes as and to the extent set forth in this Section 3.13. No payments on account of principal shall be made with respect to the Class R Notes on any Distribution Date during any Series 2015-3 Controlled Amortization Period unless (x) an amount equal to the Class A Controlled Distribution Amount for the Related Month shall have been paid to the Class A Noteholders or (y) an amount equal to the Class B Controlled Distribution Amount for the Related Month shall have been paid to the Class B Noteholders, as applicable, and no payments on account of principal shall be made with respect to the Class R Notes during the Series 2015-3 Rapid Amortization Period or on the final Distribution Date until the Class A Notes and the Class B Notes have each been paid in full. No payments on account of interest shall be made with respect to the Class R Notes on any Distribution Date until all payments of interest and principal and other fees due and payable on such Distribution Date with respect to the Class A Notes and the Class B Notes have been paid in full.

ARTICLE IV

AMORTIZATION EVENTS

In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, any of the following shall be an Amortization Event with respect to the Series 2015-3 Notes and collectively shall constitute the Amortization Events set forth in Section 9.1(n) of the Base Indenture with respect to the Series 2015-3 Notes (without notice or other action on the part of the Trustee or any holders of the Series 2015-3 Notes):

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(a)       a Series 2015-3 Enhancement Deficiency shall occur and continue for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such Series 2015-3 Enhancement Deficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

(b)       either the Series 2015-3 Liquidity Amount shall be less than the Series 2015-3 Required Liquidity Amount or the Series 2015-3 Available Reserve Account Amount shall be less than the Series 2015-3 Required Reserve Account Amount for at least two (2) Business Days; provided, however, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such insufficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

(c)       an AESOP I Operating Lease Vehicle Deficiency shall occur and continue for at least two (2) Business Days;

(d)       the Collection Account, the Series 2015-3 Collection Account, the Series 2015-3 Excess Collection Account or the Series 2015-3 Reserve Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents);

(e)       all principal of and interest on the Class A Notes is not paid on the Class A Expected Final Distribution Date or all principal of and interest on the Class B Notes is not paid on the Class B Expected Final Distribution Date;

(f)       any Multi-Series Letter of Credit shall not be in full force and effect for at least two (2) Business Days and (x) either a Series 2015-3 Enhancement Deficiency would result from excluding the Series 2015-3 Applicable Multi-Series L/C Amount attributable to such Multi-Series Letter of Credit from the Series 2015-3 Enhancement Amount or (y) the Series 2015-3 Liquidity Amount, excluding therefrom the Series 2015-3 Applicable Multi-Series L/C Amount attributable to such Multi-Series Letter of Credit, would be less than the Series 2015-3 Required Liquidity Amount;

(g)       from and after the funding of the Series 2015-3 Cash Collateral Account, the Series 2015-3 Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents) for at least two (2) Business Days and either (x) a Series 2015-3 Enhancement Deficiency would result from excluding the Series 2015-3 Available Cash Collateral Account Amount from the Series 2015-3 Enhancement Amount or (y) the Series 2015-3 Liquidity Amount, excluding therefrom the Series 2015-3 Available Cash Collateral Amount, would be less than the Series 2015-3 Required Liquidity Amount;

(h)       an Event of Bankruptcy shall have occurred with respect to any Multi-Series Letter of Credit Provider or any Multi-Series Letter of Credit Provider repudiates the Multi-Series Letter of Credit or refuses to honor a proper draw thereon and either (x) a Series 2015-3 Enhancement Deficiency would result from excluding the Series 2015-3

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Applicable Multi-Series L/C Amount attributable to such Multi-Series Letter of Credit from the Series 2015-3 Enhancement Amount or (y) the Series 2015-3 Liquidity Amount, excluding therefrom the Series 2015-3 Applicable Multi-Series L/C Amount attributable to such Multi-Series Letter of Credit, would be less than the Series 2015-3 Required Liquidity Amount;

(i)       the occurrence of an Event of Bankruptcy with respect to ABG or any Permitted Sublessee (other than a third-party Permitted Sublessee);

(j)       a Change in Control shall have occurred;

(k)       ABRCF shall fail to acquire or maintain in force Series 2015-3 Interest Rate Caps at the times and in the notional amounts required by the terms of Section 3.11;

(l)       the occurrence and continuation of an “event of default” under the Credit Agreement or any Replacement Credit Agreement, that is not waived pursuant to the terms of such Credit Agreement or Replacement Credit Agreement;

(m)       the breach by ABCR or any of its Affiliates of any covenant under the Credit Agreement or any Replacement Credit Agreement to the extent such covenant requires compliance by ABCR or its Affiliates with an interest coverage ratio, a fixed charge coverage ratio, a leverage ratio or a minimum EBITDA level or with any other financial measure or ratio intended to test the financial or credit performance of ABCR and its consolidated subsidiaries, whether or not such breach is waived pursuant to the terms of the Credit Agreement or such Replacement Credit Agreement;

(n)       the Class A Controlled Distribution Amount or the Class B Controlled Distribution Amount with respect to the Related Month is not paid in full on any Distribution Date during the Class A Controlled Amortization Period or Class B Controlled Amortization Period, as applicable (other than the first Distribution Date during such Series 2015-3 Controlled Amortization Period);

(o)       the Series 2015-3 Invested Amount on the Reduction Date exceeds the Series 2015-3 Maximum Invested Amount on such date (after giving effect to Section 2.10); and

(p)       an Amortization Event shall have occurred with respect to the Series 2010-6 Notes.

In the case of any event described in clause (j), (k), (l), (m) or (p) above, an Amortization Event shall have occurred with respect to the Series 2015-3 Notes only if either the Trustee or the Requisite Noteholders declare that an Amortization Event has occurred. In the case of an event described in clause (a), (b), (c), (d), (e), (f), (g), (h), (i), (n) or (o) an Amortization Event with respect to the Series 2015-3 Notes shall have occurred without any notice or other action on the part of the Trustee or any Series 2015-3 Noteholders, immediately upon the occurrence of such event. Amortization Events with respect to the Series 2015-3 Notes described in clause (a), (b), (c), (d), (e), (f), (g), (h), (i), (n) or (o) may be waived with the written consent of the Purchaser Groups having Commitment Percentages aggregating 100%.

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Amortization Events with respect to the Series 2015-3 Notes described in clause (j), (k), (l), (m) or (p) above may be waived in accordance with Section 9.5 of the Base Indenture.

ARTICLE V

RIGHT TO WAIVE PURCHASE RESTRICTIONS

Notwithstanding any provision to the contrary in the Indenture or the Related Documents, upon the Trustee’s receipt of notice from any Lessee, any Borrower or ABRCF that the Lessees, the Borrowers and ABRCF have determined to increase any Series 2015-3 Maximum Amount or the percentage set forth in clause (y) of any of paragraphs (ii), (iii), (iv), (v), (vi) or (vii) of the definition of Series 2015-3 Incremental Enhancement Amount, (such notice, a “Waiver Request”), each Series 2015-3 Noteholder may, at its option, waive any Series 2015-3 Maximum Amount or any increase in the Series 2015-3 Required Enhancement Amount based upon clause (y) of any of paragraphs (i) through (xiii) of the definition of the Series 2015-3 Incremental Enhancement Amount (collectively, a “Waivable Amount”) if (i) no Amortization Event exists, (ii) the Requisite Noteholders consent to such waiver and (iii) 60 days’ prior written notice of such proposed waiver is provided to the Rating Agencies, Standard & Poor’s and Moody’s by the Trustee.

Upon receipt by the Trustee of a Waiver Request (a copy of which the Trustee shall promptly provide to the Rating Agencies), all amounts which would otherwise be allocated to the Series 2015-3 Excess Collection Account (collectively, the “Designated Amounts”) from the date the Trustee receives a Waiver Request through the Consent Period Expiration Date will be held by the Trustee in the Series 2015-3 Collection Account for ratable distribution as described below.

Within ten (10) Business Days after the Trustee receives a Waiver Request, the Trustee shall furnish notice thereof to the Administrative Agent, which notice shall be accompanied by a form of consent (each a “Consent”) in the form of Exhibit C hereto by which the Series 2015-3 Noteholders may, on or before the Consent Period Expiration Date, consent to waiver of the applicable Waivable Amount. Upon receipt of notice of a Waiver Request, the Administrative Agent shall forward a copy of such request together with the Consent to each Non-Conduit Purchaser and Funding Agent with respect to its Related Purchaser Group. If the Trustee receives the Consents from the Requisite Noteholders agreeing to waiver of the applicable Waivable Amount within forty-five (45) days after the Trustee notifies the Administrative Agent of a Waiver Request (the day on which such forty-five (45) day period expires, the “Consent Period Expiration Date”), (i) the applicable Waivable Amount shall be deemed waived by the consenting Series 2015-3 Noteholders, (ii) the Trustee will distribute the Designated Amounts as set forth below and (iii) the Trustee shall promptly (but in any event within two days) provide the Rating Agencies, Standard & Poor’s and Moody’s with notice of such waiver. Any Purchaser Group from whom the Trustee has not received a Consent on or before the Consent Period Expiration Date will be deemed not to have consented to such waiver.

If the Trustee receives Consents from the Requisite Noteholders on or before the Consent Period Expiration Date, then on the immediately following Distribution Date, upon receipt of written direction from the Administrator the Trustee will pay the Designated Amounts

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to the Administrative Agent for the accounts of the non-consenting Purchaser Groups. Upon the receipt of funds from the Trustee pursuant to this Article V, the Administrative Agent shall pay the Designated Amounts as follows:

(i)       to each Non-Conduit Purchaser or Funding Agent with respect to a non-consenting Purchaser Group, such Purchaser Group’s pro rata share based on the Purchaser Group Invested Amount with respect to such Purchaser Group relative to the Purchaser Group Invested Amount with respect to all non-consenting Purchaser Groups of the Designated Amounts up to the amount required to reduce to zero the Purchaser Group Invested Amounts with respect to all non-consenting Purchaser Groups; and

(ii)       any remaining Designated Amounts to the Series 2015-3 Excess Collection Account.

If the amount distributed pursuant to clause (i) of the preceding paragraph is not sufficient to reduce the Purchaser Group Invested Amount with respect to each non-consenting Purchaser Group to zero on the date specified therein, then on each day following such Distribution Date, the Administrator will allocate to the Series 2015-3 Collection Account on a daily basis all Designated Amounts collected on such day. On each following Distribution Date, the Trustee will withdraw such Designated Amounts from the Series 2015-3 Collection Account and deposit the same in the Series 2015-3 Distribution Account for distribution to the Administrative Agent for the accounts of the non-consenting Purchaser Groups. Upon the receipt of funds from the Trustee pursuant to this Article V, the Administrative Agent shall pay the Designated Amounts as follows:

(a)       to each Non-Conduit Purchaser or Funding Agent with respect to a non-consenting Purchaser Group, such Purchaser Group’s pro rata share based on the Purchaser Group Invested Amount with respect to such Purchaser Group relative to the Purchaser Group Invested Amount with respect to all non-consenting Purchaser Groups of the Designated Amounts in the Series 2015-3 Collection Account as of the applicable Determination Date up to the amount required to reduce to zero the Purchaser Group Invested Amounts with respect to all non-consenting Purchaser Groups; and

(b)       any remaining Designated Amounts to the Series 2015-3 Excess Collection Account.

If the Requisite Noteholders do not timely consent to such waiver, the Designated Amounts will be re-allocated to the Series 2015-3 Excess Collection Account for allocation and distribution in accordance with the terms of the Indenture and the Related Documents.

In the event that the Series 2015-3 Rapid Amortization Period shall commence after receipt by the Trustee of a Waiver Request, all such Designated Amounts will thereafter be considered Principal Collections allocated to the Series 2015-3 Noteholders.

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ARTICLE VI

CONDITIONS PRECEDENT

Section 6.1. Conditions Precedent to Effectiveness of the Original Series 2015-3 Supplement. The Original Series 2015-3 Supplement became effective on the date (the “Effective Date”) on which all of the following conditions precedent were satisfied:

(a)       Documents. The Administrative Agent shall have received copies for each CP Conduit Purchaser and the Funding Agent and the APA Banks with respect to such Non-Conduit Purchaser, each CP Conduit Purchaser, each executed and delivered in form and substance satisfactory to it of (i) the Base Indenture, executed by a duly authorized officer of each of ABRCF and the Trustee, (ii) the Original Series 2015-3 Supplement, executed by a duly authorized officer of each of ABRCF, the Administrator, the Trustee, the Administrative Agent, the Funding Agents, the CP Conduit Purchasers and the APA Banks, (iii) each Lease, executed by a duly authorized officer of each of each Lessee party thereto, the Administrator and the Lessor party thereto, (iv) each Sublease, executed by a duly authorized officer of each Lessee party thereto and each Permitted Sublessee party thereto, (v) each Loan Agreement, executed by a duly authorized officer of each of ABRCF, the Lessor party thereto and the Permitted Nominees party thereto, (vi) each Vehicle Title and Lienholder Nominee Agreement, executed by the duly authorized officer of each of the Permitted Nominee party thereto, ABCR, the Lessor party thereto and the Trustee, (vii) the Master Exchange Agreement, executed by a duly authorized officer of each of the Intermediary, AESOP Leasing, ARAC, Brac and ABCR; (viii) the Escrow Agreement, executed by a duly authorized officer of each of the Intermediary, J.P. Morgan Trust Company, N.A., JPMorgan Chase Bank, N.A., AESOP Leasing, ARAC, BRAC and ABCR; (ix) the Administration Agreement, executed by a duly authorized officer of each of ABCR, AESOP Leasing, AESOP Leasing II, ABRCF, ARAC, BRAC and the Trustee; (x) the Disposition Agent Agreement, dated as of July 23, 2009, executed by a duly authorized officer of each of ABCR, ABRCF, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, Lord Securities Corporation, Fiserv Automotive Solutions, Inc. and the Trustee; (xi) the Back-Up Administration Agreement, dated as of July 23, 2009, executed by a duly authorized officer of each of ABCR, ABRCF, AESOP Leasing, AESOP Leasing II, ARAC, BRAC, the Intermediary, Lord Securities Corporation and the Trustee (xii) each Series 2015-3 Letter of Credit (as defined in the Original Series 2015-3 Supplement), if any, executed by a duly authorized officer of the applicable Series 2015-3 Letter of Credit Provider; and (xiii) each Series 2015-3 Interest Rate Cap, executed by a duly authorized officer of ABRCF and the applicable Interest Rate Cap Counterparty.

(b)       Corporate Documents; Proceedings of ABRCF, the Administrator, the Permitted Nominees, AESOP Leasing, AESOP Leasing II, Original AESOP, ARAC and BRAC. The Administrative Agent shall have received, with a copy for each Non-Conduit Purchaser, each CP Conduit Purchaser and the Funding Agent and the APA Banks with respect to such CP Conduit Purchaser, from ABRCF, the Administrator, the Permitted Nominees, AESOP Leasing, AESOP Leasing II, Original AESOP, ARAC, ABCR and BRAC true and complete copies of:

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(i)       to the extent applicable, the certificate of incorporation or certificate of formation, including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State or other appropriate authority of the state of incorporation or organization, as the case may be, and a certificate of compliance, of status or of good standing, as and to the extent applicable, of each such Person as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;

(ii)       a certificate of the Secretary or an Assistant Secretary of such Person, dated on or prior to the Effective Date and certifying (A) that attached thereto is a true and complete copy of the bylaws, limited liability company agreement or partnership agreement of such Person, as the case may be, as in effect on the Series 2015-3 Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that, to the extent applicable, attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to each Funding Agent, of the Board of Directors or Managers of such Person or committees thereof authorizing the execution, delivery and performance of the Original Series 2015-3 Supplement and the Series 2015-3 Documents to which it is a party and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (C) that the certificate of incorporation or certificate of formation of such Person has not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer or authorized signatory executing the Original Series 2015-3 Supplement and any Series 2015-3 Documents or any other document delivered in connection herewith or therewith on behalf of such Person; and

(iii)       a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

(c)       Representations and Warranties. All representations and warranties of each of ABRCF, the Administrator, AESOP Leasing, AESOP Leasing II, Original AESOP, each of the Permitted Nominees, each of the Lessees, each of the Permitted Sublessees and the Intermediary contained in each of the Related Documents shall be true and correct as of the Series 2015-3 Closing Date.

(d)       No Amortization Event, Potential Amortization Event or AESOP I Operating Lease Vehicle Deficiency. No Amortization Event or Potential Amortization Event in respect of the Series 2015-3 Notes or any other Series of Notes shall exist and no AESOP I Operating Lease Vehicle Deficiency shall exist.

(e)       Lien Searches. The Administrative Agent shall have received a written search report listing all effective financing statements that name ABRCF, AESOP Leasing, AESOP Leasing II, Original AESOP, each of the Permitted Nominees or ABCR

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as debtor or assignor and that are filed in the State of New York, the State of Delaware and in any other jurisdictions that the Administrative Agent determines are necessary or appropriate, together with copies of such financing statements, and tax and judgment lien searches showing no such liens that are not permitted by the Base Indenture, the Original Series 2015-3 Supplement or the Related Documents.

(f)       Legal Opinions. The Administrative Agent shall have received, with a counterpart addressed to each Non-Conduit Purchaser, each CP Conduit Purchaser and the Funding Agent, the Program Support Provider and the APA Banks with respect to each CP Conduit Purchaser and the Trustee, opinions of counsel required by Section 2.2(f) of the Base Indenture and opinions of counsel with respect to such other matters as may be reasonably requested by any Funding Agent, in form and substance reasonably acceptable to the addressees thereof and their counsel.

(g)       Fees and Expenses. Each Non-Conduit Purchaser and each Funding Agent with respect to its Related Purchaser Group shall have received payment of all fees, out-of-pocket expenses and other amounts due and payable to such Purchaser Group or the Administrative Agent, as applicable, on or before the Effective Date.

(h)       Establishment of Accounts. The Administrative Agent shall have received evidence reasonably satisfactory to it that the Series 2015-3 Collection Account, the Series 2015-3 Reserve Account and the Series 2015-3 Distribution Account shall have been established in accordance with the terms and provisions of the Indenture.

(i)       Opinion. The Administrative Agent shall have received, with a counterpart addressed to each CP Conduit Purchaser and the Funding Agent, the Program Support Provider and the APA Banks with respect such CP Conduit Purchaser, an opinion of counsel to the Trustee as to the due authorization, execution and delivery by the Trustee of the Original Series 2015-3 Supplement and the due execution, authentication and delivery by the Trustee of the Series 2015-3 Notes.

(j)       Rating Letters. Each Funding Agent shall have received a copy of a letter, in form and substance satisfactory to such Non-Conduit Purchaser and Funding Agent, from DBRS, and ABRCF and the Trustee shall have received a copy of a letter from Moody’s, in each case stating that the issuance of the Series 2015-3 Notes will not result in a reduction or withdrawal of the rating (in effect immediately before the effectiveness of this Supplement) of any outstanding Series of Notes with respect to which it is a Rating Agency. Each Funding Agent shall have received a letter, in form and substance satisfactory to such Funding Agent, from each of Moody’s, Standard & Poor’s and/or Fitch, as applicable, confirming the commercial paper rating of the related CP Conduit Purchaser after giving effect to such CP Conduit Purchaser’s purchase of Series 2015-3 Notes. Any fees of Moody’s, Standard & Poor’s, Fitch and any Rating Agency in connection with the delivery of such letters shall have been paid by or on behalf of ABRCF.

(k)       UCC Filings. The Administrative Agent shall have received (i) executed originals of any documents (including, without limitation, financing statements) required

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to be filed in each jurisdiction necessary to perfect the security interest of the Trustee in the Series 2015-3 Collateral and (ii) evidence reasonably satisfactory to it of each such filing and reasonably satisfactory evidence of the payment of any necessary fee or tax relating thereto.

(l)       Proceedings. All corporate and other proceedings and all other documents and legal matters in connection with the transactions contemplated by the Related Documents shall be satisfactory in form and substance to each Non-Conduit Purchaser and each Funding Agent and its counsel.

Section 6.2. Conditions Precedent to Effectiveness of this Supplement. This Supplement shall become effective on the date (the “A&R Effective Date”) on which the following conditions precedent shall have been satisfied:

(a)       Documents. The Administrative Agent shall have received copies for each Non-Conduit Purchaser, each CP Conduit Purchaser and the Funding Agent and the APA Banks with respect to such CP Conduit Purchaser, each executed and delivered in form and substance satisfactory to it of: (i) this Supplement; (ii) each Multi-Series Letter of Credit in effect on the A&R Effective Date, if any, executed by a duly authorized officer of the applicable Multi-Series Letter of Credit Provider; (iii) each Series 2015-3 Interest Rate Cap in effect on the A&R Effective Date, executed by a duly authorized officer of ABRCF and the applicable Interest Rate Cap Counterparty satisfying the requirements of Section 3.11(a); and (iv) the Fee Letter (collectively, the “A&R Documents”).

(b)       Corporate Documents; Proceedings of ABRCF, the Administrator, the Permitted Nominees, AESOP Leasing, AESOP Leasing II, Original AESOP, ARAC and BRAC. The Administrative Agent shall have received, with a copy for each Non-Conduit Purchaser, each CP Conduit Purchaser and the Funding Agent and the APA Banks with respect to such CP Conduit Purchaser, from ABRCF, the Administrator, the Permitted Nominees, AESOP Leasing, AESOP Leasing II, Original AESOP, ARAC, ABCR and BRAC true and complete copies of:

(i)       to the extent applicable, the certificate of incorporation or certificate of formation, including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State or other appropriate authority of the state of incorporation or organization, as the case may be, and a certificate of compliance, of status or of good standing, as and to the extent applicable, of each such Person as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;

(ii)       a certificate of the Secretary or an Assistant Secretary of such Person, dated on or prior to the A&R Effective Date and certifying (A) that attached thereto is a true and complete copy of the bylaws, limited liability company agreement or partnership agreement of such Person, as the case may be, as in effect on the A&R Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that, to the extent applicable, attached thereto is a true and complete copy of the resolutions, in form

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and substance reasonably satisfactory to each Funding Agent, of the Board of Directors or Managers of such Person or committees thereof authorizing the execution, delivery and performance of the A&R Documents to which it is a party and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (C) that the certificate of incorporation or certificate of formation of such Person has not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer or authorized signatory executing any A&R Documents or any other document delivered in connection herewith or therewith on behalf of such Person; and

(iii)       a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing any certificate pursuant to clause (ii) above that requires the certification set forth in clause (ii)(D) above.

(c)       Representations and Warranties. All representations and warranties of each of ABRCF, ABCR, AESOP Leasing, AESOP Leasing II, Original AESOP, each of the Permitted Nominees, each of the Lessees, each of the Permitted Sublessees and the Intermediary contained in each of the Related Documents shall be true and correct as of the A&R Effective Date.

(d)       No Amortization Event, Potential Amortization Event or AESOP I Operating Lease Vehicle Deficiency. No Amortization Event or Potential Amortization Event in respect of the Series 2015-3 Notes or any other Series of Notes shall exist and no AESOP I Operating Lease Vehicle Deficiency shall exist as of the A&R Effective Date.

(e)       Fees and Expenses. Each Non-Conduit Purchaser and each Funding Agent with respect to its Related Purchaser Group, the Administrative Agent and the Trustee shall have received payment of all fees, out-of-pocket expenses and other amounts due and payable to such Purchaser Group, the Administrative Agent or the Trustee, as applicable, on or before the A&R Effective Date.

(f)       Rating Letters. Each Non-Conduit Purchaser and each Funding Agent shall have received a copy of a letter, in form and substance satisfactory to such Non-Conduit Purchaser or Funding Agent, from DBRS stating that the long-term rating of at least “A” has been assigned by DBRS to the Class A Notes. Each Non-Conduit Purchaser and each Funding Agent shall have received a copy of a letter, in form and substance satisfactory to such Non-Conduit Purchaser and Funding Agent, from DBRS, and ABRCF and the Trustee shall have received a copy of a letter from Moody’s and Fitch, in each case stating that the amendment and restatement of the Second A&R Series 2015-3 Supplement by this Supplement will not result in a reduction or withdrawal of the rating (in effect immediately before the effectiveness of this Supplement) of any outstanding Series of Notes with respect to which it is a Rating Agency. Each Funding Agent shall have received a letter, in form and substance satisfactory to such Funding Agent, from

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each of Moody’s, Standard & Poor’s and/or Fitch, as applicable, confirming the commercial paper rating of the related CP Conduit Purchaser after the effectiveness of this Supplement. Any fees of Moody’s, Standard & Poor’s, Fitch and any Rating Agency in connection with the delivery of such letters shall have been paid by or on behalf of ABRCF.

(g)       Notes. ABRCF shall have issued and directed the Trustee to authenticate, and the Trustee shall have authenticated, (1) a Class A Note in the name of each Funding Agent and Non-Conduit Committed Purchaser in an amount equal to the Class A Maximum Purchaser Group Invested Amount with respect to such Purchaser Group and (2) a Class B Note in the name of each Funding Agent and Non-Conduit Committed Purchaser whose Class B Maximum Purchaser Group Invested Amount is greater than $0, in an amount equal to the Class B Maximum Purchaser Group Invested Amount with respect to each such Purchaser Group, and shall have delivered such Series 2015-3 Notes to such applicable Purchasers.

(h)       Certificates and Opinions. All certificates and opinions of counsel required under the Base Indenture or reasonably requested by the Trustee or the Series 2015-3 Noteholders shall have been delivered to the Trustee and to the Series 2015-3 Noteholders, as applicable.

ARTICLE VII

CHANGE IN CIRCUMSTANCES

Section 7.1. Increased Costs. (a) If any Change in Law (except with respect to Taxes which shall be governed by Section 7.2) shall:

(i)       impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party; or

(ii)       impose on any Affected Party any other condition affecting the Indenture or the Related Documents or the funding of the SOFR Tranche by such Affected Party;

and the result of any of the foregoing shall be to increase the cost to such Affected Party of making, converting into, continuing or maintaining the SOFR Tranche (or maintaining its obligation to do so) or to reduce any amount received or receivable by such Affected Party hereunder or in connection herewith (whether principal, interest or otherwise), then ABRCF will pay to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional costs incurred or reduction suffered.

(b)       If any Affected Party determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Affected Party’s capital or the capital of any corporation controlling such Affected Party as a consequence of its obligations hereunder to a level below that which such Affected Party or such corporation could

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have achieved but for such Change in Law (taking into consideration such Affected Party’s or such corporation’s policies with respect to capital adequacy), then from time to time, ABRCF shall pay to such Affected Party such additional amount or amounts as will compensate such Affected Party for any such reduction suffered.

(c)       A certificate of an Affected Party setting forth the amount or amounts necessary to compensate such Affected Party as specified in subsections (a) and (b) of this Section 7.1 shall be delivered to ABRCF (with a copy to the Administrative Agent and the Funding Agent, if any, with respect to such Affected Party) and shall be conclusive absent manifest error. Any payments made by ABRCF pursuant to this Section 7.1 shall be made solely from funds available in the Series 2015-3 Distribution Account for the payment of Article VII Costs, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against ABRCF to the extent that insufficient funds exist to make such payment. The agreements in this Section 7.1 shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

(d)       Failure or delay on the part of an Affected Party to demand compensation pursuant to this Section 7.1 shall not constitute a waiver of such Affected Party’s right to demand such compensation; provided that ABRCF shall not be required to compensate any Affected Party pursuant to this Section 7.1 for any increased costs or reductions incurred more than 270 days prior to the date that such Affected Party notifies ABRCF of such Affected Party’s intention to claim compensation under this Section 7.1; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

(e)       ABRCF acknowledges that any Affected Party may institute measures in anticipation of a Change in Law, and may commence allocating charges to or seeking compensation from ABRCF under this Section 7.1, in advance of the effective date of such Change in Law and ABRCF agrees to pay such charges or compensation to the applicable Affected Party following demand therefor in accordance with the terms of this Section 7.1 without regard to whether such effective date has occurred.

Section 7.2. Taxes. (a) Any and all payments by or on account of any obligation of ABRCF hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if ABRCF shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) subject to Section 7.2(c) below, the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 7.2) the recipient receives an amount equal to the sum that it would have received had no such deductions been made, (ii) ABRCF shall make such deductions and (iii) ABRCF shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b)       In addition, ABRCF shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)       ABRCF shall indemnify the Administrative Agent, each Non-Conduit Purchaser, each Funding Agent, each Program Support Provider and each member of each CP

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Conduit Purchaser Group within the later of 10 days after written demand therefor and the Distribution Date next following such demand for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such Program Support Provider or such member of such CP Conduit Purchaser Group on or with respect to any payment by or on account of any obligation of ABRCF hereunder or under the Indenture (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 7.2) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that no Person shall be indemnified pursuant to this Section 7.2(c) or entitled to receive additional amounts under the proviso of Section 7.2(a) to the extent that the reason for such indemnification results from the failure by such Person to comply with the provisions of Section 7.2(e) or (g). A certificate as to the amount of such payment or liability delivered to ABRCF by the Administrative Agent, any Non-Conduit Purchaser, any Funding Agent, any Program Support Provider or any member of any CP Conduit Purchaser Group shall be conclusive absent manifest error. Any payments made by ABRCF pursuant to this Section 7.2 shall be made solely from funds available in the Series 2015-3 Distribution Account for the payment of Article VII Costs, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against ABRCF to the extent that insufficient funds exist to make such payment. The agreements in this Section shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

(d)       As soon as practicable after any payment of Indemnified Taxes or Other Taxes by ABRCF to a Governmental Authority, ABRCF shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)       The Administrative Agent, each Non-Conduit Purchaser, each Funding Agent, each member of each CP Conduit Purchaser Group and each Program Support Provider, if entitled to an exemption from or reduction of an Indemnified Tax or Other Tax with respect to payments made hereunder or under the Indenture shall (to the extent legally able to do so) deliver to ABRCF (with a copy to the Administrative Agent) such properly completed and executed documentation prescribed by applicable law and reasonably requested by ABRCF on the later of (i) 30 Business Days after such request is made and the applicable forms are provided to the Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such member of such CP Conduit Purchaser Group or such Program Support Provider or (ii) thirty (30) Business Days before prescribed by applicable law as will permit such payments to be made without withholding or with an exemption from or reduction of Indemnified Taxes or Other Taxes.

(f)       If the Administrative Agent, any Non-Conduit Purchaser, any Funding Agent, any Program Support Provider or any member of any CP Conduit Purchaser Group receives a refund solely in respect of Indemnified Taxes or Other Taxes, it shall pay over such refund to ABRCF to the extent that it has already received indemnity payments or additional amounts pursuant to this Section 7.2 with respect to such Indemnified Taxes or Other Taxes giving rise to the refund, net of all out-of-pocket expenses and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided,

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however, that ABRCF shall, upon request of the Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such Program Support Provider or such member of such CP Conduit Purchaser Group, repay such refund (plus interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such Program Support Provider or such member of such CP Conduit Purchaser Group if the Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such Program Support Provider or such member of such CP Conduit Purchaser Group is required to repay such refund to such Governmental Authority. Nothing contained herein shall require the Administrative Agent, any Non-Conduit Purchaser, any Funding Agent, any Program Support Provider or any member of any CP Conduit Purchaser Group to make its tax returns (or any other information relating to its taxes which it deems confidential) available to ABRCF or any other Person.

(g)       The Administrative Agent, each Non-Conduit Purchaser, each Funding Agent, each Program Support Provider and each member of each CP Conduit Purchaser Group (other than any such entity which is a domestic corporation) shall:

(h)       upon or prior to becoming a party hereto, deliver to ABRCF and the Administrative Agent two (2) duly completed copies of IRS Form W-8BEN, W-8ECI or W-9, or successor applicable forms, as the case may be, establishing a complete exemption from withholding of United States federal income taxes or backup withholding taxes with respect to payments under the Series 2015-3 Notes and this Supplement;

(ii)       deliver to ABRCF and the Administrative Agent two (2) further copies of any such form or certification establishing a complete exemption from withholding of United States federal income taxes or backup withholding taxes with respect to payments under the Series 2015-3 Notes and this Supplement on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to ABRCF; and

(iii)       obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by ABRCF and the Administrative Agent;

unless, in any such case, any change in treaty, law or regulation has occurred after the Series 2015-3 Closing Date (or, if later, the date the Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such Program Support Provider or such member of such CP Conduit Purchaser Group becomes an indemnified party hereunder) and prior to the date on which any such delivery would otherwise be required which renders the relevant form inapplicable or which would prevent the Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such Program Support Provider or such member of such CP Conduit Purchaser Group from duly completing and delivering the relevant form with respect to it, and the Administrative Agent, such Non-Conduit Purchaser, such Funding Agent, such Program Support Provider or such member of such CP Conduit Purchaser Group so advises ABRCF and the Administrative Agent.

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(i)       If a beneficial or equity owner of the Administrative Agent, a Non-Conduit Purchaser, a Funding Agent, a Program Support Provider or a member of a CP Conduit Purchaser Group (instead of the Administrative Agent, the Non-Conduit Purchaser, the Funding Agent, the Program Support Provider or the member of the CP Conduit Purchaser Group itself) is required under United States federal income tax law or the terms of a relevant treaty to provide IRS Form W-8BEN, W-8ECI or W-9, or any successor applicable forms, as the case may be, in order to claim an exemption from withholding of United States federal income taxes or backup withholding taxes, then each such beneficial owner or equity owner shall be considered to be the Administrative Agent, a Non-Conduit Purchaser, a Funding Agent, a Program Support Provider or a member of a CP Conduit Purchaser Group for purposes of Section 7.2(g).

(j)       If a payment made to a recipient would be subject to U.S. Federal withholding tax imposed by FATCA if such recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such recipient shall deliver to the payor at the time or times prescribed by law and at such time or times reasonably requested by the payor such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code and any agreements entered into pursuant to Section 1471(b)(1) of the Code) and such additional documentation as reasonable requested by the payor as may be necessary for the payor to determine that such recipient has complied with such recipient’s obligations under FATCA and that such recipient is not subject to any such withholding. Notwithstanding any other provision herein, if ABRCF or the Administrative Agent is required to withhold taxes under FATCA, ABRCF and the Administrative Agent shall be authorized to deduct from payments to be made to the applicable recipient amounts representing taxes payable by such recipient under FATCA, as determined in the sole discretion of ABRCF or the Administrative Agent, and to remit such amounts to the applicable governmental authorities.

Section 7.3. Break Funding Payments. ABRCF agrees to indemnify each Purchaser Group and to hold each Purchaser Group harmless from any loss or expense which such Purchaser Group may sustain or incur as a consequence of (a) the failure by ABRCF to accept any Increase after ABRCF has given irrevocable notice requesting the same in accordance with the provisions of this Supplement, (b) the conversion into or continuation of a CP Tranche that occurs other than on the last day of the applicable CP Rate Period, (c) default by ABRCF in making any prepayment in connection with a Decrease after ABRCF has given irrevocable notice thereof in accordance with the provisions of Section 2.5 or (d) the making of a repayment of any portion of the Purchaser Group Invested Amount with respect to such Purchaser Group (including, without limitation, any Decrease) prior to the termination of a CP Rate Period for a CP Tranche or on a date other than a Distribution Date or the date contained in a notice of Decrease, or the making of a Decrease in a greater amount than contained in any notice of a Decrease. Such indemnification shall include an amount determined by the Non-Conduit Purchaser or the Funding Agent with respect to its Related Purchaser Group and shall equal (a) in the case of the losses or expenses associated with a CP Tranche, either (x) the excess, if any, of (i) such Related Purchaser Group’s cost of funding the amount so paid or not so borrowed, converted or continued, for the period from the date of such payment or of such failure to borrow, convert or continue to the last day of the CP Rate Period or applicable Series 2015-3 Interest Period (or in the case of a failure to borrow, convert or continue, the CP Rate Period that would have commenced on the date of such prepayment or of such failure), as the case may be,

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over (ii) the amount of interest earned by such Related Purchaser Group upon redeployment of an amount of funds equal to the amount prepaid or not borrowed, converted or continued for a comparable period or (y) if such Related Purchaser Group is able to terminate the funding source before its scheduled maturity, any costs associated with such termination and (b) in the case of the losses or expenses incurred by a Non-Conduit Purchaser, SOFR Funding CP Conduit Purchaser or Pooled Funding CP Conduit Purchaser, the losses and expenses incurred by such Non-Conduit Purchaser, SOFR Funding CP Conduit Purchaser or Pooled Funding CP Conduit Purchaser in connection with the liquidation or reemployment of deposits or other funds acquired by such Non-Conduit Purchaser, SOFR Funding CP Conduit Purchaser or Pooled Funding CP Conduit Purchaser as a result of the failure to accept an Increase, a default in the making of a Decrease or the making of a Decrease in an amount or on a date not contained in a notice of a Decrease. Notwithstanding the foregoing, any payments made by ABRCF pursuant to this subsection shall be made solely from funds available in the Series 2015-3 Distribution Account for the payment of Article VII Costs, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against ABRCF to the extent that such funds are insufficient to make such payment. This covenant shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by any Non-Conduit Purchaser or Funding Agent on behalf of its Related Purchaser Group to ABRCF shall be conclusive absent manifest error.

Section 7.4. Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d) and (e) of this Section 7.4, if:

(i)       the Administrative Agent determines (which determination shall be conclusive absent manifest error) at any time, that adequate and reasonable means do not exist for ascertaining Daily Simple SOFR; or

(ii)       the Administrative Agent is advised by any APA Bank at any time that Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such APA Bank of making or maintaining the SOFR Tranche;

then the Administrative Agent shall give notice thereof to ABRCF and the Trustee by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until the Administrative Agent notifies ABRCF and the Trustee that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark, the APA Bank Funded Amount with respect to any CP Conduit Purchaser Group (in the case of clause (i) above) or with respect to the related CP Conduit Purchaser Group (in the case of clause (ii) above) shall not be allocated to the SOFR Tranche.

(b)       Notwithstanding anything to the contrary herein or in any other Related Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Related Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Series 2015-3 Noteholders without any amendment to, or further

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action or consent of any other party to, this Supplement so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Series 2015-3 Noteholders comprising the Requisite Noteholders. For the avoidance of doubt: (a) in no event shall the Trustee be responsible for determining whether a Benchmark Transition Event has occurred or for determining the replacement for the Benchmark with a Benchmark Replacement and (b) in connection with any of the matters referenced in clause (a) of this sentence, the Trustee shall be entitled to conclusively rely on any determinations made by the Administrative Agent or ABRCF in regards to such matters and shall have no liability for such actions taken at the direction of either the Administrative Agent or ABRCF.

(c)       Notwithstanding anything to the contrary herein or in any other Related Document, in connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Related Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Supplement.

(d)       The Administrative Agent will promptly notify ABRCF, the Trustee and each Purchaser Group of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Purchaser Groups pursuant to this Section 7.4, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Supplement or any other Series 2015-3 Document, except, in each case, as expressly required pursuant to this Section 7.4.

(e)       Upon ABRCF’s receipt of notice of the commencement of a Benchmark Unavailability Period, and at all times during the continuation of a Benchmark Unavailability Period, the APA Bank Funded Amount with respect to any CP Conduit Purchaser Group shall not be allocated to the SOFR Tranche.

(f)       The interest rate with respect to (i) the SOFR Tranche, (ii) the CP Conduit Funded Amount with respect to any SOFR Funding CP Conduit Purchaser and (iii) in some cases, the Purchaser Group Invested Amount with respect to any Non-Conduit Purchaser Group may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 7.4(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify ABRCF, the Trustee and each Purchaser Group pursuant to Section 7.4(d), of any change to the reference rate upon which the interest rate on the portions of the Series 2015-3 Invested Amount listed above is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Supplement, or with respect to any alternative or

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successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did the any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Supplement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to ABRCF. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Supplement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to ABRCF, any Purchaser Group or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

Section 7.5. Mitigation Obligations. If an Affected Party requests compensation under Section 7.1, or if ABRCF is required to pay any additional amount to any Purchaser Group or any Governmental Authority for the account of any Purchaser Group pursuant to Section 7.2, then, upon written notice from ABRCF, such Affected Party or Purchaser Group, as the case may be, shall use commercially reasonable efforts to designate a different lending office for funding or booking its obligations hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, which pays a price for such assignment which is acceptable to such Purchaser Group and its assignee, in the judgment of such Affected Party or Purchaser Group, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 7.1 or 7.2, as the case may be, in the future and (ii) would not subject such Affected Party or Purchaser Group to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Affected Party or Purchaser Group. ABRCF hereby agrees to pay all reasonable costs and expenses incurred by such Affected Party or Purchaser Group in connection with any such designation or assignment.

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES, COVENANTS

Section 8.1. Representations and Warranties of ABRCF and the Administrator (a)  ABRCF and the Administrator each hereby represents and warrants to the Trustee, the Administrative Agent, each Funding Agent, each CP Conduit Purchaser, each Committed Note Purchaser, each APA Bank and each Non-Conduit Purchaser that:

(i)       each and every of their respective representations and warranties contained in the Related Documents is true and correct as of the A&R Effective Date and true and correct in all material respects (other than any such representation or warranty that is qualified by materiality, which shall be true and correct) as of the date of each Increase; and

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(ii)       as of the A&R Effective Date, they have not engaged, in connection with the offering of the Series 2015-3 Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

(b)       ABRCF hereby represents and warrants to the Trustee, the Administrative Agent, each Funding Agent, each CP Conduit Purchaser, each Committed Note Purchaser, each APA Bank and each Non-Conduit Purchaser that each of the Series 2015-3 Notes has been duly authorized and executed by ABRCF and when duly authenticated by the Trustee and delivered to the Funding Agents in accordance with the terms of this Supplement will constitute legal, valid and binding obligations of ABRCF enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or other similar laws relating to or affecting generally the enforcement of creditors’ rights or by general equitable principles.

(c)       The Administrator hereby represents and warrants to the Trustee, the Administrative Agent, each Non-Conduit Purchaser, each Committed Note Purchaser, each Funding Agent, each CP Conduit Purchaser and each APA Bank, as of the A&R Effective Date, as of each Increase Date and as of the date of delivery of each Monthly Noteholders Statement that (i) as an “originator” for purposes of the Securitisation Regulations, it continues to hold the Retained Interest on such date in accordance with Section 8.2(n), (ii) it has not sold or subjected the Retained Interest to any credit risk mitigation or any short positions or any other hedge, or transferred or otherwise surrendered all or part of its rights, benefits or obligations arising from or associated with the Retained Interest, in a manner which would be contrary to the Securitisation Regulations and (iii) it (A) was not established for, and does not operate for, the sole purpose of securitizing exposures, (B) has, and shall continue to invest in and hold assets, securities and other investments excluding the Retained Interest, and (C) has, and shall continue to have, the capacity to meet its general payment and other obligations and absorb credit loss through resources other than the Retained Interest.

(d)       ABRCF hereby represents and warrants to the Trustee, the Administrative Agent, each Funding Agent, each CP Conduit Purchaser, each APA Bank and each Non-Conduit Purchaser that ABRCF (i) is not deemed to be an “investment company” within the meaning of the Investment Company Act pursuant to Rule 3a-7 promulgated under the Investment Company Act and (ii) is not a “covered fund” as defined in the Volcker Rule.

(e)       The Administrator hereby represents and warrants to the Trustee, the Administrative Agent, each Funding Agent, each CP Conduit Purchaser, each APA Bank, each Committed Note Purchaser and each Non-Conduit Purchaser that it has implemented and maintains in effect policies and procedures designed to ensure compliance by the Administrator, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Administrator, its Subsidiaries and their respective officers and directors and to the knowledge of the Administrator its employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in the Administrator or any of its Subsidiaries being designated as a Sanctioned Person. None of the Administrator, any Subsidiary or any of their respective directors, officers or employees is a Sanctioned Person. No use of proceeds of any Increase will directly or, knowingly, indirectly violate Anti-Corruption Laws or applicable Sanctions.

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(f)       The Administrator hereby represents and warrants to the Trustee, the Administrative Agent, each Funding Agent, each CP Conduit Purchaser, each Committed Note Purchaser, each APA Bank and each Non-Conduit Purchaser that it is a “sponsor” (as such term is defined in the U.S. Risk Retention Rules) in connection with the transactions contemplated by this Supplement and the applicable Related Documents and has complied with all requirements imposed on a “sponsor” of a “securitization transaction” (as each such term is defined in the U.S. Risk Retention Rules) in accordance with the provisions of the U.S. Risk Retention Rules in connection with the transactions contemplated by this Supplement. On the A&R Effective Date, the Administrator will hold, either directly or through a “majority-owned affiliate” (as such term is defined in the U.S. Risk Retention Rules), an “eligible horizontal residual interest” (as such term is defined in the U.S. Risk Retention Rules) with respect to the transactions contemplated by Supplement in an amount equal to at least 5% of the fair value of all the “ABS interests” (as such term is defined in the U.S. Risk Retention Rules) issued by ABRCF as part of the transactions contemplated by the Supplement, determined as of the A&R Effective Date using a fair value measurement framework under United States generally accepted accounting principles (such interest, the “Retained Interest”). The Administrator has determined such fair value of the Retained Interest based on its own valuation methodology, inputs and assumptions in accordance with and as required by the U.S. Risk Retention Rules and is solely responsible therefor.

(g)       ABRCF hereby represents and warrants to the Trustee, the Administrative Agent, each Funding Agent, each CP Conduit Purchaser, each APA Bank and each Non-Conduit Purchaser that at least 51% of the equity interests of ABRCF are owned, directly or indirectly, by a “listed entity” (as defined in 31 C.F.R. §1020.315(b)(5)).

(h)       The Administrator hereby represents and warrants to the Trustee, the Administrative Agent, each Funding Agent, each CP Conduit Purchaser, each APA Bank, each Committed Note Purchaser and each Non-Conduit Purchaser that it intends each of the Operating Leases to be, and views each as, a single indivisible lease covering all Vehicles leased thereunder, rather than as a collection of separate independent leases governed by similar terms.

Section 8.2. Covenants of ABRCF and the Administrator. ABRCF and the Administrator hereby agree, in addition to their obligations hereunder, that:

(a)       they shall observe in all material respects each and every of their respective covenants (both affirmative and negative) contained in the Base Indenture and all other Related Documents to which each is a party;

(b)       they shall afford each Non-Conduit Purchaser, each Funding Agent with respect to a CP Conduit Purchaser Group, each Committed Note Purchaser, the Trustee or any representatives of any such Non-Conduit Purchaser, Funding Agent or the Trustee access to all records relating to the Leases, the Subleases, the Vehicles, the Manufacturer Programs and the Loan Agreements at any reasonable time during regular business hours, upon reasonable prior notice (and with one Business Day’s prior notice if an Amortization Event with respect to the Series 2015-3 Notes shall have been deemed to have occurred or shall have been declared to have occurred), for purposes of inspection and shall permit such Non-Conduit Purchaser, such Funding Agent, such Committed Note Purchaser, the Trustee or any representative of such Non-Conduit Purchaser, such

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Funding Agent, such Committed Note Purchaser or the Trustee to visit any of ABRCF’s or the Administrator’s, as the case may be, offices or properties during regular business hours and as often as may reasonably be desired to discuss the business, operations, properties, financial and other conditions of ABRCF or the Administrator with their respective officers and employees and with their independent certified public accountants;

(c)       they shall promptly provide such additional financial and other information with respect to the Related Documents, ABRCF, the Lessors, the Permitted Nominees, the Lessees, the Permitted Sublessees, the Related Documents or the Manufacturer Programs as the Administrative Agent may from time to time reasonably request;

(d)       they shall provide to the Administrative Agent simultaneously with delivery to the Trustee copies of information furnished to the Trustee or ABRCF pursuant to the Related Documents as such information relates to all Series of Notes generally or specifically to the Series 2015-3 Notes or the Series 2015-3 Collateral. The Administrative Agent shall distribute to each Non-Conduit Purchaser and each Funding Agent copies of all information delivered to it pursuant to this Section 8.2(d);

(e)       they shall not (i) agree to any amendment to the Base Indenture or any other Related Document, or (ii) take any action under the Base Indenture or any other Related Documents, which amendment or action requires the consent or direction of the Requisite Investors, without having received the prior written consent of the Requisite Noteholders;

(f)       they shall not agree to any replacement or successor to the Intermediary or the addition of any new Manufacturer as an Eligible Program Manufacturer or Eligible Non-Program Manufacturer, in each case without having received the prior written consent of the Requisite Noteholders;

(g)       they shall not permit the aggregate Capitalized Cost for all Vehicles purchased in any model year that are not subject to a Manufacturer Program to exceed 85% of the aggregate MSRP (Manufacturer Suggested Retail Price) of all such Vehicles; provided, however, that they shall not modify the customary buying patterns or purchasing criteria used by the Administrator and its Affiliates with respect to the Vehicles if the primary purpose of such modification is to comply with this covenant;

(h)       they will provide (x) notice of any Replacement Credit Agreement, together with a copy of the proposed Replacement Credit Agreement, to the Rating Agencies, Standard & Poor’s and Moody’s no less than ten (10) days prior to the anticipated effective date for such Replacement Credit Agreement and (y) a copy of any amendment to the Credit Agreement or any Replacement Credit Agreement to the Administrative Agent, each Funding Agent and each Non-Conduit Purchaser promptly upon its becoming effective;

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(i)       they shall provide to the Administrative Agent, each Non-Conduit Purchaser and each Funding Agent, on each Determination Date, a calculation of the Series 2015-3 Incremental Enhancement Amount as of the last day of the Related Month with respect to such Determination Date;

(j)       they shall provide the Administrative Agent with ten days’ prior notice of any appointment of an Independent Manager in accordance with the ABRCF Limited Liability Company Agreement; provided that if such appointment is to fill a vacancy, such notice shall only be required to be given as promptly as possible;

(k)       they shall promptly provide notice to each Non-Conduit Purchaser and the Administrative Agent in the event that more than 50% of the sum of the Class A Invested Amount and the Class B Invested Amount is funded by one or more APA Banks;

(l)       they shall comply with the representation made by ABRCF to each Rating Agency pursuant to paragraph (a)(3)(iii)(A) through (D) of Rule 17g-5 under the Exchange Act and shall provide the Administrative Agent, each Funding Agent and each Non-Conduit Purchaser with prompt notice if ABRCF, ABCR or any of their representatives receives notice from, or has knowledge of, any Rating Agency determination that ABRCF is not in compliance with such representation;

(m)       they shall provide to the Administrative Agent on October 1 of each year, beginning on October 1, 2016, an Opinion of Counsel to the effect that no UCC financing or continuation statements are required to be filed with respect to any of the Collateral in which a security interest may be perfected by the filing of UCC financing statements;

(n)       the Administrator agrees, for the benefit of each Non-Conduit Purchaser, each Funding Agent, each CP Conduit Purchaser and each APA Bank, in each case, that is required to comply with the requirements of the Securitisation Regulations that as an “originator” for purposes of the Securitisation Regulations it shall:

(i)       hold and maintain the Retained Interest in an amount and in a manner as required or permitted by the Securitisation Regulations for so long as the Series 2015-3 Notes are outstanding and not change the manner in which it retains the Retained Interest except to the extent permitted under the Securitisation Regulations;

(ii)       not sell the Retained Interest or subject the Retained Interest to any credit risk mitigation or any short positions or any other hedge, or transfer or otherwise surrender all or part of its rights, benefits or obligations arising from or associated with the Retained Interest, in each case, except to the extent permitted under the Securitisation Regulations;

(iii)       in connection with and accompanying each Monthly Noteholders Statement, confirm to the Trustee that it continues to comply with this subsection (i) and (ii) of this Section 8.2(n);

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(iv)       promptly provide notice to each such Series 2015-3 Noteholder in the event that it fails to comply with subsection (i) or (ii) of this Section 8.2(n);

(v)       promptly notify each Series 2015-3 Noteholder of any material change to the form or other terms or characteristics of the Retained Interest since the delivery of the most recent Monthly Noteholders Statement; and

(vi)       provide any and all information requested by any Series 2015-3 Noteholder that any such Series 2015-3 Noteholder would reasonably require in order for such Series 2015-3 Noteholder to comply with its obligations under the Securitisation Regulations; provided that (x) compliance by the Administrator with this clause (vi) shall be at the expense of the requesting Non-Conduit Purchaser, Funding Agent, CP Conduit Purchaser or APA Bank and (y) nothing in this clause (vi) shall oblige the Administrator to provide any information in the form of any template prescribed for purposes of Article 7 of the Securitisation Regulations, or to take any other action in accordance with, or in a manner contemplated by, such Article 7 of the Securitisation Regulations unless otherwise agreed with a Series 2015-3 Noteholder;

(o)       on and after the A&R Effective Date, the Administrator (or, to the extent permitted by the U.S. Risk Retention Rules, a majority-owned affiliate of the Administrator) shall continue to comply with all requirements imposed by the U.S. Risk Retention Rules, including, without limitation (1) complying with the post-closing disclosure requirements set forth in Section 4(c)(1)(ii) of the U.S. Risk Retention Rules in an appropriate method that does not require any involvement of the Administrative Agent, any CP Conduit Purchaser, any Funding Agent, any APA Bank, any Committed Note Purchaser or any Non-Conduit Purchaser, (2) complying with the records maintenance requirements set forth in Section 4(d) of the U.S. Risk Retention Rules, and (3) complying and causing compliance with the hedging, transfer and financing prohibitions set forth in Section 12 of the U.S. Risk Retention Rules for the duration required by the U.S. Risk Retention Rules;

(p)       they will maintain in effect and enforce policies and procedures designed to ensure compliance by the Administrator, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions;

(q)       ABRCF will provide the Administrative Agent an Officer’s Certificate attaching the amended Depreciation Schedule as soon as reasonably practicable after such Depreciation Schedule becomes effective; and

(r)       as soon as practicable following any change that would result in ABRCF no longer being able to make the representation in Section 8.1(g), ABRCF shall give the Administrative Agent notice thereof and shall provide the Administrative Agent with a Beneficial Ownership Certification.

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ARTICLE IX

THE ADMINISTRATIVE AGENT

Section 9.1. Appointment. Each of the Non-Conduit Purchasers, CP Conduit Purchasers, the APA Banks and the Funding Agents hereby irrevocably designates and appoints the Administrative Agent as the agent of such Person under this Supplement and irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Supplement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Supplement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Supplement, the Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any Non-Conduit Purchaser, any CP Conduit Purchaser, any APA Bank or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Supplement or otherwise exist against the Administrative Agent.

Section 9.2. Delegation of Duties. The Administrative Agent may execute any of its duties under this Supplement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

Section 9.3. Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Base Indenture, this Supplement or any other Related Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Non-Conduit Purchasers, the CP Conduit Purchasers, the APA Banks or the Funding Agents for any recitals, statements, representations or warranties made by ABRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary, the Administrator or any officer thereof contained in this Supplement or any other Related Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Supplement or any other Related Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Supplement, any other Related Document, or for any failure of any of ABRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary or the Administrator to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Non-Conduit Purchaser, any CP Conduit Purchaser, any APA Bank or any Funding Agent to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Supplement, any other Related Document or to inspect the properties, books or records of ABRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary or the Administrator.

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Section 9.4. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to ABRCF or the Administrator), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the registered holder of any Series 2015-3 Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Supplement or any other Related Document unless it shall first receive such advice or concurrence of the Requisite Noteholders, as it deems appropriate or it shall first be indemnified to its satisfaction by the Non-Conduit Purchasers and the Funding Agents against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Supplement and the other Related Documents in accordance with a request of the Requisite Noteholders (unless, in the case of any action relating to the giving of consent hereunder, the giving of such consent requires the consent of all Series 2015-3 Noteholders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Non-Conduit Purchasers, the CP Conduit Purchasers, the APA Banks and the Funding Agents.

Section 9.5. Notice of Administrator Default or Amortization Event or Potential Amortization Event. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Amortization Event or Potential Amortization Event or any Administrator Default unless the Administrative Agent has received written notice from a Non-Conduit Purchaser, a CP Conduit Purchaser, an APA Bank, a Funding Agent, ABRCF or the Administrator referring to the Indenture or this Supplement, describing such Amortization Event or Potential Amortization Event, or Administrator Default and stating that such notice is a “notice of an Amortization Event or Potential Amortization Event” or “notice of an Administrator Default,” as the case may be. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Non-Conduit Purchasers, the Funding Agents, the Trustee, ABRCF and the Administrator. The Administrative Agent shall take such action with respect to such event as shall be reasonably directed by the Requisite Noteholders, provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Purchaser Groups.

Section 9.6. Non-Reliance on the Administrative Agent and Other Purchaser Groups. Each of the Non-Conduit Purchasers, the CP Conduit Purchasers, the APA Banks and the Funding Agents expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of ABRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary or the Administrator shall be deemed to constitute any representation or warranty by the Administrative Agent to any such Person. Each of the Non-

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Conduit Purchasers, the CP Conduit Purchasers, the APA Banks and the Funding Agents represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Non-Conduit Purchaser, CP Conduit Purchaser, APA Bank or Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of ABRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary and the Administrator and made its own decision to enter into this Supplement. Each of the Non-Conduit Purchasers, the CP Conduit Purchasers, the APA Banks and the Funding Agents also represents that it will, independently and without reliance upon the Administrative Agent or any other Non-Conduit Purchaser, CP Conduit Purchaser, APA Bank or Funding Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Supplement and the other Related Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of ABRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary and the Administrator. Except for notices, reports and other documents expressly required to be furnished to the Non-Conduit Purchasers and the Funding Agents by the Administrative Agent hereunder, the Administrative Agent shall have no duty or responsibility to provide any Non-Conduit Purchaser, any CP Conduit Purchaser, any APA Bank or any Funding Agent with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of ABRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary or the Administrator which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

Section 9.7. Indemnification. Each Non-Conduit Purchaser and each of the APA Banks in a CP Conduit Purchaser Group agrees to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by ABRCF and the Administrator and without limiting the obligation of ABRCF and the Administrator to do so), ratably according to their respective Commitment Percentages (or, if indemnification is sought after the date upon which the Commitments shall have terminated, ratably in accordance with their respective Purchaser Group Invested Amounts) in effect on the date on which indemnification is sought under this Section 9.7 (or if indemnification is sought after the date upon which the Commitments shall have terminated and the Purchaser Group Invested Amounts shall have been reduced to zero, ratably in accordance with their Commitment Percentages immediately prior to their termination) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Supplement, any of the other Related Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Non-Conduit Purchaser, APA Bank or Funding Agent shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Administrative Agent’s gross negligence or willful misconduct. The agreements in this Section shall survive the payment of all amounts payable hereunder.

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Section 9.8. The Administrative Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with ABRCF, the Administrator or any of their Affiliates as though the Administrative Agent were not the Administrative Agent hereunder. With respect to any Series 2015-3 Note held by the Administrative Agent, the Administrative Agent shall have the same rights and powers under this Supplement and the other Related Documents as any APA Bank or Funding Agent and may exercise the same as though it were not the Administrative Agent, and the terms “APA Bank,” and “Funding Agent” shall include the Administrative Agent in its individual capacity.

Section 9.9. Resignation of Administrative Agent; Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent at any time by giving 30 days’ notice to the Non-Conduit Purchasers, the Funding Agents, the Trustee, ABRCF and the Administrator. If JPMorgan Chase shall resign as Administrative Agent under this Supplement, then the Requisite Noteholders shall appoint a successor administrative agent from among the Non-Conduit Purchasers and Funding Agents, which successor administrative agent shall be approved by ABRCF and the Administrator (which approval shall not be unreasonably withheld or delayed) whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Supplement. If no successor administrative agent has accepted appointment as Administrative Agent prior to the effective date of the resignation of the Administrative Agent, the retiring Administrative Agent may appoint, after consulting with the Non-Conduit Purchasers, the Funding Agents, the Administrator and ABRCF, a successor Administrative Agent from among the Non-Conduit Purchasers and the Funding Agents. If no successor administrative agent has accepted appointment by the date which is thirty (30) days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Administrator shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Requisite Noteholders appoint a successor administrative agent as provided for above. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Supplement.

Section 9.10. Erroneous Payments.(a) (a) Each Funding Agent and Non-Conduit Purchaser hereby agrees that (x) if the Administrative Agent notifies such Funding Agent or Non-Conduit Purchaser that the Administrative Agent has determined in its sole discretion that any funds received by any member of the related Purchaser Group from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such member of such Purchaser Group (whether or not known to such member of such Purchaser Group), and demands the return of such Payment (or a portion thereof), such member of such Purchaser Group shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest

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thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such member of such Purchaser Group to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such member of such Purchaser Group shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Funding Agent or Non-Conduit Purchaser under this Section 9.10(a) shall be conclusive, absent manifest error.

(b)       Each member of a Purchaser Group hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each member of a Purchaser Group agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such member of such Purchaser Group shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such member of such Purchaser Group to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(c)       ABRCF hereby agrees that (x) in the event an erroneous Payment (or portion thereof) is not recovered from any Purchaser Group that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Purchaser Group with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations owed by ABRCF.

(d)       Each party’s obligations under Section 9.10 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Purchaser Group or any member thereof, the termination of the Commitments or the repayment, satisfaction or discharge of all obligations under any Series 2015-3 Document.

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ARTICLE X

THE FUNDING AGENTS

Section 10.1. Appointment. Each CP Conduit Purchaser and each APA Bank with respect to such CP Conduit Purchaser hereby irrevocably designates and appoints the Funding Agent set forth next to such CP Conduit Purchaser’s name on Schedule I as the agent of such Person under this Supplement and irrevocably authorizes such Funding Agent, in such capacity, to take such action on its behalf under the provisions of this Supplement and to exercise such powers and perform such duties as are expressly delegated to such Funding Agent by the terms of this Supplement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Supplement, each Funding Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any CP Conduit Purchaser or APA Bank and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Supplement or otherwise exist against each Funding Agent.

Section 10.2. Delegation of Duties. Each Funding Agent may execute any of its duties under this Supplement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each Funding Agent shall not be responsible to the CP Conduit Purchaser or any APA Bank in its CP Conduit Purchaser Group for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

Section 10.3. Exculpatory Provisions. Each Funding Agent and any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall not be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Base Indenture, this Supplement or any other Related Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the CP Conduit Purchasers and/or APA Banks for any recitals, statements, representations or warranties made by ABRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary, the Administrator, the Administrative Agent, or any officer thereof contained in this Supplement or any other Related Document or in any certificate, report, statement or other document referred to or provided for in, or received by such Funding Agent under or in connection with, this Supplement or any other Related Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Supplement, any other Related Document, or for any failure of any of ABRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary, the Administrative Agent, or the Administrator to perform its obligations hereunder or thereunder. Each Funding Agent shall not be under any obligation to the CP Conduit Purchaser or any APA Bank in its CP Conduit Purchaser Group to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Supplement, any other Related Document or to inspect the properties, books or records of ABRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary, the Administrative Agent, or the Administrator.

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Section 10.4. Reliance by Each Funding Agent. Each Funding Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to ABRCF or the Administrator), independent accountants and other experts selected by such Funding Agent. Each Funding Agent shall be fully justified in failing or refusing to take any action under this Supplement or any other Related Document unless it shall first receive such advice or concurrence of the Related Purchaser Group, as it deems appropriate or it shall first be indemnified to its satisfaction by the Related Purchaser Group against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

Section 10.5. Notice of Administrator Default or Amortization Event or Potential Amortization Event. Each Funding Agent shall not be deemed to have knowledge or notice of the occurrence of any Amortization Event or Potential Amortization Event or any Administrator Default unless such Funding Agent has received written notice from a Non-Conduit Purchaser, a CP Conduit Purchaser, an APA Bank, ABRCF, the Administrative Agent or the Administrator referring to the Indenture or this Supplement, describing such Amortization Event or Potential Amortization Event, or Administrator Default and stating that such notice is a “notice of an Amortization Event or Potential Amortization Event” or “notice of an Administrator Default,” as the case may be. In the event that any Funding Agent receives such a notice, such Funding Agent shall give notice thereof to the CP Conduit Purchaser and APA Banks in its CP Conduit Purchaser Group. Such Funding Agent shall take such action with respect to such event as shall be reasonably directed by the CP Conduit Purchaser and APA Banks in its CP Conduit Purchaser Group, provided that unless and until such Funding Agent shall have received such directions, such Funding Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the CP Conduit Purchaser and APA Banks in its CP Conduit Purchaser Group.

Section 10.6. Non-Reliance on Each Funding Agent and Other CP Conduit Purchaser Groups. Each CP Conduit Purchaser and each of the related APA Banks expressly acknowledge that neither its Funding Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by such Funding Agent hereinafter taken, including any review of the affairs of ABRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary, the Administrative Agent, or the Administrator shall be deemed to constitute any representation or warranty by such Funding Agent to any such Person. Each CP Conduit Purchaser and each of the related APA Banks represents to its Funding Agent that it has, independently and without reliance upon such Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of ABRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary, the Administrative Agent, and the Administrator and made its own decision to enter into this Supplement. Each CP Conduit Purchaser and each of the related APA Banks also represents that it will, independently and without reliance upon its Funding Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this

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Supplement and the other Related Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other conditions and creditworthiness of ABRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary, the Administrative Agent, and the Administrator.

Section 10.7. Indemnification. Each APA Bank in a CP Conduit Purchaser Group agrees to indemnify its Funding Agent in its capacity as such (to the extent not reimbursed by ABRCF and the Administrator and without limiting the obligation of ABRCF and the Administrator to do so), ratably according to its respective APA Bank Percentage in effect on the date on which indemnification is sought under this Section 10.7 (or if indemnification is sought after the date upon which the Commitments shall have been terminated, ratably in accordance with its APA Bank Percentage at the time of termination) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against such Funding Agent in any way relating to or arising out of this Supplement, any of the other Related Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Funding Agent under or in connection with any of the foregoing; provided that no APA Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such related Funding Agent’s gross negligence or willful misconduct. The agreements in this Section shall survive the payment of all amounts payable hereunder.

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ARTICLE XI

GENERAL

Section 11.1. Successors and Assigns. (a)  This Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that (i) ABRCF may not assign or transfer any of its rights under this Supplement without the prior written consent of all of the Series 2015-3 Noteholders, (ii) no Non-Conduit Purchaser may assign or transfer any of its rights under this Supplement other than pursuant to paragraph (e) or (f) below, (iii) no CP Conduit Purchaser may assign or transfer any of its rights under this Supplement other than in accordance with the Asset Purchase Agreement with respect to such CP Conduit Purchaser or otherwise to the APA Bank with respect to such CP Conduit Purchaser or a Program Support Provider with respect to such CP Conduit Purchaser or pursuant to clause (b) or (e) below of this Section 11.1, (iv) no APA Bank may assign or transfer any of its rights or obligations under this Supplement except to a Program Support Provider or pursuant to clause (c), (d) or (e) below of this Section 11.1 and (v) no Committed Note Purchaser may assign or transfer any of its rights under this Supplement unless such assignment or transfer is to ABG or an Affiliate of ABG pursuant to a transfer supplement, substantially in the form of Exhibit P (the “Class R Supplement”), executed by such acquiring Committed Note Purchaser, such assigning Committed Note Purchaser and the Administrative Agent, ABRCF and the Administrator and delivered to the Administrative Agent.

(b)       Without limiting the foregoing, each CP Conduit Purchaser may assign all or a portion of the Purchaser Group Invested Amount with respect to such CP Conduit Purchaser and its rights and obligations under this Supplement and any other Related Documents to which it is a party to a Conduit Assignee with respect to such CP Conduit Purchaser. Prior to or concurrently with the effectiveness of any such assignment (or if impracticable, immediately thereafter), the assigning CP Conduit Purchaser shall notify the Administrative Agent, ABRCF, the Trustee and the Administrator thereof. Upon such assignment by a CP Conduit Purchaser to a Conduit Assignee, (A) such Conduit Assignee shall be the owner of the Purchaser Group Invested Amount or such portion thereof with respect to such CP Conduit Purchaser, (B) the related administrative or managing agent for such Conduit Assignee will act as the administrative agent for such Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Funding Agent hereunder or under the other Related Documents, (C) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties shall have the benefit of all the rights and protections provided to such CP Conduit Purchaser herein and in the other Related Documents (including, without limitation, any limitation on recourse against such Conduit Assignee as provided in this paragraph), (D) such Conduit Assignee shall assume all of such CP Conduit Purchaser’s obligations, if any, hereunder or under the Base Indenture or under any other Related Document with respect to such portion of the Purchaser Group Invested Amount and such CP Conduit Purchaser shall be released from such obligations, (E) all distributions in respect of the Purchaser Group Invested Amount or such portion thereof with respect to such CP Conduit Purchaser shall be made to the applicable agent or administrative agent, as applicable, on behalf of such Conduit Assignee, (F) the definitions of the terms “Monthly Funding Costs” and “Discount” shall be determined in the manner set forth in the definition of “Monthly Funding Costs” and “Discount” applicable to such CP Conduit Purchaser on the basis of the interest rate or discount applicable to

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commercial paper issued by such Conduit Assignee (rather than such CP Conduit Purchaser), (G) the defined terms and other terms and provisions of this Supplement, the Base Indenture and the other Related Documents shall be interpreted in accordance with the foregoing, and (H) if requested by the Administrative Agent or the agent or administrative agent with respect to the Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Administrative Agent or such agent or administrative agent may reasonably request to evidence and give effect to the foregoing. No assignment by any CP Conduit Purchaser to a Conduit Assignee of the Purchaser Group Invested Amount with respect to such CP Conduit Purchaser shall in any way diminish the obligations of the APA Bank with respect to such CP Conduit Purchaser under Section 2.3 to fund any Increase.

(c)       Any APA Bank may, in the ordinary course of its business and in accordance with applicable law, at any time sell all or any part of its rights and obligations under this Supplement and the Class A Notes and/or the Class B Notes, with the prior written consent of the Administrative Agent, ABRCF and the Administrator (in each case, which consent shall not be unreasonably withheld), to one or more banks (an “Acquiring APA Bank”) pursuant to a transfer supplement, substantially in the form of Exhibit H (the “Transfer Supplement”), executed by such Acquiring APA Bank, such assigning APA Bank, the Funding Agent with respect to such APA Bank, the Administrative Agent, ABRCF and the Administrator and delivered to the Administrative Agent. Notwithstanding the foregoing, no APA Bank shall so sell its rights hereunder if such Acquiring APA Bank is not an Eligible Assignee.

(d)       Any APA Bank may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities (“APA Bank Participants”) participations in its APA Bank Percentage of the Commitment Amount with respect to it and the other APA Banks included in the related CP Conduit Purchaser Group, its Class A Note and/or its Class B Note and its rights hereunder pursuant to documentation in form and substance satisfactory to such APA Bank and the APA Bank Participant; provided, however, that (i) in the event of any such sale by an APA Bank to an APA Bank Participant, (A) such APA Bank’s obligations under this Supplement shall remain unchanged, (B) such APA Bank shall remain solely responsible for the performance thereof and (C) ABRCF and the Administrative Agent shall continue to deal solely and directly with such APA Bank in connection with its rights and obligations under this Supplement and (ii) no APA Bank shall sell any participating interest under which the APA Bank Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Supplement, the Base Indenture or any Related Document, except to the extent that the approval of such amendment, consent or waiver otherwise would require the unanimous consent of all APA Banks hereunder. An APA Bank Participant shall have the right to receive Article VII Costs but only to the extent that the related selling APA Bank would have had such right absent the sale of the related participation and, with respect to amounts due pursuant to Section 7.2, only to the extent such APA Bank Participant shall have complied with the provisions of Section 7.2(e) and (g) as if such APA Bank Participant were the Administrative Agent, a Funding Agent, a Program Support Provider or a member of a CP Conduit Purchaser Group.

(e)       Any CP Conduit Purchaser and the APA Bank with respect to such CP Conduit Purchaser may at any time sell all or any part of their respective rights and obligations, and any Non-Conduit Purchaser may at any time sell all or any part of its rights and obligations,

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under this Supplement and the Class A Notes and/or the Class B Notes, with the prior written consent of the Administrative Agent, ABRCF and the Administrator (in each case, which consent shall not be unreasonably withheld), (x) to a multi-seller commercial paper conduit and one or more banks providing support to such multi-seller commercial paper conduit or (y) to a financial institution or other entity (an “Acquiring Purchaser Group”) pursuant to a transfer supplement, substantially in the form of Exhibit I-1, executed by such Acquiring Purchaser Group (including the CP Conduit Purchaser and the APA Banks, if any, with respect to such Acquiring Purchaser Group), the Funding Agent, if any, with respect to such Acquiring Purchaser Group, such assigning Purchaser Group (including the APA Banks, if any, with respect to such assigning Purchaser Group), the Funding Agent, if any, with respect to such assigning Purchaser Group and the Administrative Agent, ABRCF and the Administrator and delivered to the Administrative Agent. In addition, a (x) multi-seller commercial paper conduit and one or more banks providing support to such multi-seller commercial paper conduit may become a CP Conduit Purchaser Group or (y) to a financial institution or other entity may become a Non-Conduit Purchaser pursuant to a purchaser group supplement substantially in the form of Exhibit I-2 (together, with Exhibit I-1 and as applicable, the “Purchaser Group Supplement”).

(f)       Any Non-Conduit Purchaser may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities (“Non-Conduit Purchaser Participants”) participations in its Commitment, its Class A Note and/or Class B Note and its rights hereunder pursuant to documentation in form and substance satisfactory to such Non-Conduit Purchaser and the Non-Conduit Purchaser Participant; provided, however, that (i) in the event of any such sale by a Non-Conduit Purchaser to a Non-Conduit Purchaser Participant, (A) such Non-Conduit Purchaser’s obligations under this Indenture Supplement shall remain unchanged, (B) such Non-Conduit Purchaser shall remain solely responsible for the performance thereof and (C) ABRCF and the Administrative Agent shall continue to deal solely and directly with such Non-Conduit Purchaser in connection with its rights and obligations under this Indenture Supplement and (ii) no Non-Conduit Purchaser shall sell any participating interest under which the Non-Conduit Purchaser Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Supplement, the Base Indenture or any Related Document, except to the extent that the approval of such amendment, consent or waiver otherwise would require the unanimous consent of all Series 2015-3 Noteholders hereunder. A Non-Conduit Purchaser Participant shall have the right to receive Article VII Costs but only to the extent that the related selling Non-Conduit Purchaser would have had such right absent the sale of the related participation and, with respect to amounts due pursuant to Section 7.2, only to the extent such Non-Conduit Purchaser Participant shall have complied with the provisions of Sections 7.2(e) and (g) as if such Non-Conduit Purchaser Participant were a Non-Conduit Purchaser.

(g)       ABRCF authorizes each APA Bank and Non-Conduit Purchaser to disclose to any APA Bank Participant, Acquiring APA Bank, Non-Conduit Purchaser Participant or Acquiring Purchaser Group (each, a “Transferee”) and any prospective Transferee any and all financial information in such APA Bank’s or Non-Conduit Purchaser’s possession concerning ABRCF, the Collateral, the Administrator and the Related Documents which has been delivered to such APA Bank by ABRCF or the Administrator in connection with such APA Bank’s credit evaluation of ABRCF, the Collateral and the Administrator.

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(h)       Notwithstanding any other provision of this Supplement to the contrary, (i) any Non-Conduit Purchaser, any APA Bank or any Program Support Provider may at any time pledge or grant a security interest in all or any portion of its rights under its Class A Note and/or Class B Note and this Supplement to secure obligations of such Non-Conduit Purchaser, such APA Bank or such Program Support Provider to a Federal Reserve Bank or other central bank and (ii) any CP Conduit Purchaser may at any time pledge or grant a security interest in all or any portion of its rights under the Class A Note and/or Class B Note held by its Funding Agent to any collateral trustee in order to comply with Rule 3a-7 under the Investment Company Act or otherwise to secure obligations of such CP Conduit Purchaser under its Commercial Paper, in each case without notice to or consent of the Administrative Agent, the Issuer or the Administrator; provided that no such pledge or grant of a security interest shall release a Non-Conduit Purchaser, a CP Conduit Purchaser or an APA Bank from any of its obligations hereunder or substitute any such pledgee or grantee for such Non-Conduit Purchaser, such CP Conduit Purchaser or such APA Bank as a party hereto.

Section 11.2. Securities Law. Each Non-Conduit Purchaser, CP Conduit Purchaser, Committed Note Purchaser and APA Bank hereby represents and warrants to ABRCF that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act and has sufficient assets to bear the economic risk of, and sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of, its investment in a Series 2015-3 Note. Each Non-Conduit Purchaser, CP Conduit Purchaser, Committed Note Purchaser and APA Bank agrees that its Series 2015-3 Note will be acquired for investment only and not with a view to any public distribution thereof, and that such Non-Conduit Purchaser, CP Conduit Purchaser, Committed Note Purchaser and APA Bank will not offer to sell or otherwise dispose of its Series 2015-3 Note (or any interest therein) in violation of any of the registration requirements of the Securities Act, or any applicable state or other securities laws. Each Non-Conduit Purchaser, CP Conduit Purchaser, Committed Note Purchaser and APA Bank acknowledges that it has no right to require ABRCF to register its Series 2015-3 Note under the Securities Act or any other securities law. Each Non-Conduit Purchaser, CP Conduit Purchaser, Committed Note Purchaser and APA Bank hereby confirms and agrees that in connection with any transfer by it of an interest in the Series 2015-3 Note, such Non-Conduit Purchaser, CP Conduit Purchaser, Committed Note Purchaser or APA Bank has not engaged and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

Section 11.3. Adjustments; Set-off. (a)  If any member of a Purchaser Group (a “Benefited Purchaser Group”) shall at any time receive in respect of its Purchaser Group Invested Amount any distribution of principal, interest, Commitment Fees or any interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such distribution received by any other Purchaser Group, if any, in respect of such other Purchaser Group’s Purchaser Group Invested Amount, or interest thereon, such Benefited Purchaser Group shall purchase for cash from the other Purchaser Group such portion of such other Purchaser Group’s interest in the Series 2015-3 Notes, or shall provide such other Purchaser Group with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Purchaser Group to share the

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excess payment or benefits of such collateral or proceeds ratably with the other Purchaser Group; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Purchaser Group, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. ABRCF agrees that any Purchaser Group so purchasing a portion of another Purchaser Group’s Purchaser Group Invested Amount may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Purchaser Group were the direct holder of such portion.

(b)       In addition to any rights and remedies of the Purchaser Groups provided by law, each member of a Purchaser Group shall have the right, without prior notice to ABRCF, any such notice being expressly waived by ABRCF to the extent permitted by applicable law, upon any amount becoming due and payable by ABRCF hereunder or under the Series 2015-3 Notes to set-off and appropriate and apply against any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Purchaser Group to or for the credit or the account of ABRCF. Each Non-Conduit Purchaser, CP Conduit Purchaser and APA Bank agrees promptly to notify ABRCF, the Administrator and the Administrative Agent after any such set-off and application made by such CP Conduit Purchaser or APA Bank; provided that the failure to give such notice shall not affect the validity of such set-off and application.

Section 11.4. No Bankruptcy Petition (a)  Each of the Administrative Agent, the Non-Conduit Purchasers, the CP Conduit Purchasers, the Committed Note Purchasers, the APA Banks and the Funding Agents hereby covenants and agrees that, prior to the date which is one year and one day after the later of payment in full of all Series of Notes, it will not institute against, or join any other Person in instituting against, ABRCF any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

(b)       ABRCF, the Trustee, the Administrative Agent, the Administrator, each CP Conduit Purchaser, each Non-Conduit Purchaser, each Funding Agent, each Committed Note Purchaser and each APA Bank hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper issued by, or for the benefit of, a CP Conduit Purchaser, it will not institute against, or join any other Person in instituting against, such CP Conduit Purchaser (or the Person issuing Commercial Paper for the benefit of such CP Conduit Purchaser) any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

(c)       This covenant shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

Section 11.5. Limited Recourse (a)  Notwithstanding anything to the contrary contained herein, any obligations of each CP Conduit Purchaser hereunder to any party hereto are solely the corporate or limited liability company obligations of such CP Conduit Purchaser and shall be payable at such time as funds are received by or are available to such CP Conduit

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Purchaser in excess of funds necessary to pay in full all of its outstanding Commercial Paper and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against such CP Conduit Purchaser but shall continue to accrue. Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11 of the Bankruptcy Code) of any such party against a CP Conduit Purchaser shall be subordinated to the payment in full of all of its Commercial Paper.

(b)       No recourse under any obligation, covenant or agreement of any CP Conduit Purchaser contained herein shall be had against any incorporator, stockholder, member, officer, director, employee or agent of such CP Conduit Purchaser, its administrative agent, the Funding Agent with respect to such CP Conduit Purchaser or any of their Affiliates by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Supplement is solely a corporate or limited liability company obligation of such CP Conduit Purchaser individually, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, member, officer, director, employee or agent of such CP Conduit Purchaser, its administrative agent, the Funding Agent with respect to such CP Conduit Purchaser or any of its Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of such CP Conduit Purchaser contained in this Supplement, or implied therefrom, and that any and all personal liability for breaches by such CP Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, member, officer, director, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Supplement; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or omissions made by them. The provisions of this Section 11.5 shall survive termination of this Supplement.

Section 11.6. Costs and Expenses. ABRCF agrees to pay on demand (x) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, reasonable fees and disbursements of counsel to the Administrative Agent) and of each Purchaser Group (including in connection with the preparation, execution and delivery of this Supplement the reasonable fees and disbursements of one counsel, other than counsel to the Administrative Agent, for all such Purchaser Groups) in connection with (i) the preparation, execution and delivery of this Supplement and the other Related Documents and any amendments or waivers of, or consents under, any such documents (including the fees of any rating agency to confirm the commercial paper rating of the related CP Conduit Purchaser) and (ii) the enforcement by the Administrative Agent, any Non-Conduit Purchaser or any Funding Agent of the obligations and liabilities of ABRCF, the Lessors, the Lessees, the Permitted Sublessees, the Intermediary and the Administrator under the Indenture, this Supplement, the other Related Documents or any related document and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Supplement and the other Related Documents and (y) all reasonable out of pocket costs and expenses of the Administrative Agent (including, without limitation, reasonable fees and disbursements of counsel to the Administrative Agent) in connection with the administration of this Supplement and the other Related Documents. Any payments made by ABRCF pursuant to this Section 11.6 shall be made solely from funds available in the Series 2015-3 Distribution Account for the payment of Article VII Costs, shall be non-recourse other than with respect to such funds, and

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shall not constitute a claim against ABRCF to the extent that insufficient funds exist to make such payment. The agreements in this Section shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

Section 11.7. Exhibits. The following exhibits attached hereto supplement the exhibits included in the Base Indenture.

Exhibit A:	Forms of Variable Funding Note
Exhibit A-1	Form of Variable Funding Note, Class A
Exhibit A-2	Form of Variable Funding Note, Class B
Exhibit A-3	Form of Variable Funding Note, Class R
Exhibit B:	Form of Increase Notice
Exhibit C:	Form of Consent
Exhibit D:	Form of Series 2015-3 Demand Note
Exhibit E:	Form of Multi-Series Letter of Credit
Exhibit F:	Form of Lease Payment Deficit Notice
Exhibit G:	Form of Demand Notice
Exhibit H:	Form of Transfer Supplement
Exhibit I-1:	Form of Purchaser Group Supplement (Transfer)
Exhibit I-2:	Form of Purchaser Group Supplement (Additional Purchaser Group)
Exhibit J:	Form of Supplemental Indenture No. 4 to the Base Indenture
Exhibit K:	Form of Amendment to the Master Exchange Agreement
Exhibit L:	Form of Amendment to the AESOP I Operating Lease
Exhibit M:	Form of Amendment to the Finance Lease
Exhibit N:	Form of Amendment to the AESOP I Operating Lease Loan Agreement
Exhibit O:	Form of Amendment to the AESOP I Finance Lease Loan Agreement
Exhibit P:	Form of Class R Supplement
Exhibit Q:	Form of Amendment to the Escrow Agreement
Exhibit R:	Form of Amendment to Administration Agreement
Exhibit S:	Form of Amendment to the AESOP II Operating Lease

Section 11.8. Ratification of Base Indenture. As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

Section 11.9. Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Supplement by facsimile or electronic mail in a “pdf” file shall be effective as delivery of a manually executed counterpart of this Supplement. The parties agree that this Supplement may be executed and delivered by electronic signatures and that the

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signatures appearing on this Supplement are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Supplement or any document to be signed in connection with this Supplement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto.

Section 11.10. Governing Law. This Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Section 11.11. Amendments. This Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; provided, however, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement, such requirement shall be satisfied if such amendment or modification is consented to by the Requisite Noteholders and the Class R Noteholders; provided, further, that any amendment that would materially and adversely affect any Series 2015-3 Noteholder shall also require that Standard & Poor’s has confirmed that such amendment shall not result in a withdrawal or downgrade of the rating of the Commercial Paper issued by, or for the benefit of, any CP Conduit Purchaser whose Commercial Paper is rated by Standard & Poor’s at the time of such amendment; provided further that any amendment to this Supplement that would materially and adversely affect the Class B Noteholders shall require consent of each Class B Noteholder; provided, further, that notwithstanding any of the foregoing to the contrary, the Administrative Agent and ABRCF shall have the ability to replace the Benchmark with a Benchmark Replacement and the Administrative Agent and ABRCF shall have the ability to make any related Benchmark Replacement Conforming Changes in accordance with the terms of Section 7.4.

Section 11.12. Discharge of Indenture. Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture will be effective as to the Series 2015-3 Notes without the consent of the Requisite Noteholders and the Class R Noteholders.

Section 11.13. Capitalization of ABRCF. ABRCF agrees that on the Series 2015-3 Closing Date and on the date of any increase in the Series 2015-3 Maximum Invested Amount it will have capitalization in an amount equal to or greater than 3% of the sum of (x) the Series 2015-3 Maximum Invested Amount and (y) the invested amount of each other Series of Notes outstanding on such date.

Section 11.14. Series 2015-3 Demand Notes. Other than pursuant to a demand thereon pursuant to Section 3.5, ABRCF shall not reduce the amount of the Series 2015-3 Demand Notes or forgive amounts payable thereunder so that the outstanding principal amount of the Series 2015-3 Demand Notes after such reduction or forgiveness is less than the Series 2015-3 Allocated Multi-Series Letter of Credit Liquidity Amount. ABRCF shall not agree to any amendment of the Series 2015-3 Demand Notes without the consent of the Requisite

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Noteholders and without first satisfying the Rating Agency Confirmation Condition and the Rating Agency Consent Condition.

Section 11.15. Termination of Supplement. This Supplement shall cease to be of further effect when all outstanding Series 2015-3 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2015-3 Notes which have been replaced or paid) to the Trustee for cancellation and ABRCF has paid all sums payable hereunder and, if the Series 2015-3 Demand Note Payment Amount on the Multi-Series Letter of Credit Termination Date was greater than zero, the Series 2015-3 Cash Collateral Account Surplus shall equal zero, the Demand Note Preference Payment Amount shall have been reduced to zero and all amounts have been withdrawn from the Series 2015-3 Cash Collateral Account in accordance with Section 3.8(h).

Section 11.16. Collateral Representations and Warranties of ABRCF. ABRCF hereby represents and warrants to the Trustee, the Administrative Agent, each Funding Agent, each Purchaser Group and each Committed Note Purchaser that:

(a)       the Base Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Trustee for the benefit of the Noteholders, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from ABRCF. This Supplement will create a valid and continuing security interest (as defined in the applicable UCC) in the Series 2015-3 Collateral in favor of the Trustee for the benefit of the Series 2015-3 Noteholders, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from ABRCF.

(b)       The Collateral and the Series 2015-3 Collateral (in each case, other than the Vehicles) consist of “instruments,” “general intangibles” and “deposit accounts” within the meaning of the applicable UCC.

(c)       ABRCF owns and has good and marketable title to the Collateral and the Series 2015-3 Collateral free and clear of any lien, claim or encumbrance of any Person.

(d)       With respect to the portion of the Collateral that consists of instruments, all original executed copies of each instrument that constitute or evidence part of the Collateral have been delivered to the Trustee. None of the instruments that constitute or evidence the Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee.

(e)       With respect to the portion of the Collateral that consists of general intangibles, ABRCF has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Trustee under the Base Indenture.

(f)       With respect to the portion of the Collateral and the Series 2015-3 Collateral that consists of deposit or securities accounts maintained with a bank other than the Trustee (collectively, the “Bank Accounts”), ABRCF has delivered to the

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Trustee a fully executed agreement pursuant to which the bank maintaining the Bank Accounts has agreed to comply with all instructions originated by the Trustee directing disposition of the funds in the Bank Accounts without further consent by ABRCF. The Bank Accounts are not in the name of any person other than ABRCF or the Trustee. ABRCF has not consented to the bank maintaining the Bank Accounts to comply with instructions of any person other than the Trustee.

(g)       Other than the security interest granted to the Trustee under the Base Indenture and this Supplement, ABRCF has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral or the Series 2015-3 Collateral. ABRCF has not authorized the filing of and is not aware of any financing statements against ABRCF that includes a description of collateral covering the Collateral other than any financing statement under the Base Indenture or that has been terminated. ABRCF is not aware of any judgment or tax lien filings against ABRCF.

(h)       ABRCF has not authorized the filing of and is not aware of any financing statements against ABRCF that include a description of collateral covering the Collateral other than any financing statements (i) relating to the security interest granted to the Trustee in the Base Indenture or (ii) that has been terminated.

Section 11.17. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee, the Administrative Agent, any Non-Conduit Purchaser, any Funding Agent, any CP Conduit Purchaser or any APA Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 11.18. Waiver of Setoff. Notwithstanding any other provision of this Supplement or any other agreement to the contrary, all payments to the Administrative Agent, the Non-Conduit Purchasers, the Funding Agents, the CP Conduit Purchasers and the APA Banks hereunder shall be made without set-off or counterclaim.

Section 11.19. Notices. All notices, requests, instructions and demands to or upon any party hereto to be effective shall be given (i) in the case of ABRCF, the Administrator and the Trustee, in the manner set forth in Section 13.1 of the Base Indenture and (ii) in the case of the Administrative Agent, the Non-Conduit Purchasers, the Committed Note Purchaser, the CP Conduit Purchasers, the APA Banks and the Funding Agents, in writing, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, in the case of facsimile or electronic mail notice, when received, or in the case of overnight air courier, one Business Day after the date such notice is delivered to such overnight courier, addressed as follows in the case of the Administrative Agent and to the addresses therefor set forth in Schedule I, in the case of the Non-Conduit Purchasers, the Committed Note Purchaser, the CP Conduit Purchasers, the APA Banks and the Funding Agents; or to such other address as may be hereafter notified by the respective parties hereto:

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Administrative Agent:

JPMorgan Chase Bank, N.A.

c/o JPMorgan Securities LLC

10 South Dearborn - 7th Floor

Chicago, IL 60670

Attention: Asset-Backed Finance

Fax (312) 732-1844

Section 11.20. Confidential Information (a)  The Trustee and each Series 2015-3 Noteholder will maintain the confidentiality of all Confidential Information in accordance with procedures adopted by the Trustee or such Series 2015-3 Noteholder in good faith to protect Confidential Information of third parties delivered to such Person; provided, that such Person may deliver or disclose Confidential Information to: (i) such Person’s directors, trustees, officers, employees, agents, attorneys, independent or internal auditors and affiliates who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 11.20; (ii) (x) such Person’s financial advisors and other professional advisors or (y) in the case of a CP Conduit Purchaser (or any administrative agent on its behalf), any collateral trustee appointed by such CP Conduit Purchaser in order to comply with Rule 3a-7 under the Investment Company Act, in each case, who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 11.20; (iii) any other Series 2015-3 Noteholder; (iv) any Person of the type that would be, to such Person’s knowledge, permitted to acquire Series 2015-3 Notes in accordance with the requirements of the Indenture to which such Person sells or offers to sell any such Series 2015-3 Note or any part thereof or any participation therein and that agrees to hold confidential the Confidential Information substantially in accordance with this Section 11.20 (or in accordance with such other confidentiality procedures as are acceptable to ABRCF); (v) any federal or state or other regulatory, governmental or judicial authority having jurisdiction over such Person; (vi) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about the investment portfolio of such Person, (vii) any reinsurers or liquidity or credit providers that agree to hold confidential the Confidential Information substantially in accordance with this Section 11.20 (or in accordance with such other confidentiality procedures as are acceptable to ABRCF); (viii) any Person acting as a placement agent or dealer with respect to any commercial paper (provided that any Confidential Information provided to any such placement agent or dealer does not reveal the identity of ABG or any of its Affiliates); (ix) any other Person with the consent of ABRCF; or (x) any other Person to which such delivery or disclosure may be necessary or appropriate (A) to effect compliance with any law, rule, regulation, statute or order applicable to such Person, (B) in response to any subpoena or other legal process upon prior notice to ABRCF (unless prohibited by applicable law, rule, order or decree or other requirement having the force of law), (C) in connection with any litigation to which such Person is a party upon prior notice to ABRCF (unless prohibited by applicable law, rule, order or decree or other requirement having the force of law) or (D) if an Amortization Event with respect to the Series 2015-3 Notes has occurred and is continuing, to the extent such Person may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Series 2015-3 Notes, the Indenture or any other Related Document; and provided,

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further, however, that delivery to Series 2015-3 Noteholders of any report or information required by the terms of the Indenture to be provided to Series 2015-3 Noteholders shall not be a violation of this Section 11.20. Each Series 2015-3 Noteholder agrees, except as set forth in clauses (v), (vi) and (x) above, that it shall use the Confidential Information for the sole purpose of making an investment in the Series 2015-3 Notes or administering its investment in the Series 2015-3 Notes. In the event of any required disclosure of the Confidential Information by such Series 2015-3 Noteholder, such Series 2015-3 Noteholder agrees to use reasonable efforts to protect the confidentiality of the Confidential Information. Each Series 2015-3 Noteholder, by its acceptance of a Series 2015-3 Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 11.20.

(b)       For the purposes of this Section 11.20, “Confidential Information” means information delivered to the Trustee or any Series 2015-3 Noteholder by or on behalf of ABRCF in connection with and relating to the transactions contemplated by or otherwise pursuant to the Indenture and the Related Documents; provided, that such term does not include information that: (i) was publicly known or otherwise known to the Trustee or such Series 2015-3 Noteholder prior to the time of such disclosure; (ii) subsequently becomes publicly known through no act or omission by the Trustee, any Series 2015-3 Noteholder or any person acting on behalf of the Trustee or any Series 2015-3 Noteholder; (iii) otherwise is known or becomes known to the Trustee or any Series 2015-3 Noteholder other than (x) through disclosure by ABRCF or (y) as a result of the breach of a fiduciary duty to ABRCF or a contractual duty to ABRCF; or (iv) is allowed to be treated as non-confidential by consent of ABRCF.

Section 11.21. Information. (a)  The Trustee shall promptly provide to the Administrative Agent a copy of each notice, opinion of counsel, certificate or other item delivered to, or required to be provided by, the Trustee pursuant to this Supplement or any other Related Document.

(b)       ABRCF shall promptly provide to the Administrative Agent a copy of the financial information and any other materials required to be delivered to ABRCF pursuant to Section 31.5(i) and (ii) under the Leases. The Administrative Agent shall provide copies of all such information and other materials furnished to it by ABRCF pursuant to this Section 11.21 to each Funding Agent and each Non-Conduit Purchaser.

Section 11.22. Waiver of Jury Trial, etc. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUPPLEMENT, THE SERIES 2015-3 NOTES OR ANY OTHER SERIES 2015-3 DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE PARTIES HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS SUPPLEMENT.

Section 11.23. Submission to Jurisdiction. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK

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STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK CITY, STATE OF NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENT, THE SERIES 2015-3 NOTES OR ANY OTHER SERIES 2015-3 DOCUMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION EACH MAY NOW OR HEREAFTER HAVE, TO THE LAYING OF VENUE IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AS WELL AS ANY RIGHT EACH MAY NOW OR HEREAFTER HAVE, TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. NOTHING CONTAINED HEREIN SHALL PRECLUDE ANY PARTY HERETO FROM BRINGING AN ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENT, THE SERIES 2015-3 NOTES OR ANY OTHER SERIES 2015-3 DOCUMENT IN ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH ACTION OR PROCEEDING.

Section 11.24. Addition of Purchaser Group; Reallocation of Commitments Pursuant to Section 2.6(e) of the Second A&R Series 2015-3 Supplement, ABRCF hereby adds Chariot Funding LLC as an Additional CP Conduit Purchaser (the “JPM Conduit”), JPMorgan Chase Bank, N.A. as the Related Additional APA Bank (together, with the JPM Conduit, the “JPM Purchaser Group”) and JPMorgan Chase Bank, N.A. as the related Additional Funding Agent with the applicable Maximum Purchaser Group Invested Amount set forth on Schedule I to this Supplement. The Purchaser Group Addition Date with respect to such addition shall be the A&R Effective Date. By its execution hereof, (x) the Administrative Agent consents to such additions and (y) the Administrative Agent and each other Purchaser Group waive any advance notice requirement pursuant to Section 2.6(e) of the Second A&R Series 2015-3 Supplement solely in connection with such additions. The parties hereto agree and acknowledge that the JPM Purchaser Group takes the interests being assigned hereunder by the other Purchaser Groups without recourse, representation or warranty from such Purchaser Groups. In connection with the amendment and restatement of this Supplement, the Maximum Purchaser Group Invested Amount with respect to the Non-Conduit Purchaser Group of which Deutsche Bank AG, New York Branch is a party (the “Exiting Purchaser Group”) is hereby decreased to $0, and the members of such Exiting Purchaser Group shall no longer be a party to, or have any rights or obligations under, this Supplement. Each Purchaser Group by its execution hereof hereby consents to such transactions contemplated in this Section 11.24.

Section 11.25. Consent to Certain Amendments. Each Series 2015-3 Noteholder, by executing this Supplement, hereby agrees and consents to (i) the execution by ABRCF of a Supplemental Indenture to the Base Indenture substantially in the form of Exhibit J hereto, (ii) the execution of an amendment to the Master Exchange Agreement substantially in the form of Exhibit K hereto, (iii) the execution of an amendment to the AESOP I Operating Lease in the form of Exhibit L hereto, (iv) the execution of an amendment to the Finance Lease in the form of Exhibit M hereto, (v) the execution of an amendment to the AESOP I Operating Lease Loan Agreement in the form of Exhibit N hereto, (vi) the execution of an amendment to the AESOP I

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Finance Lease Loan Agreement in the form of Exhibit O hereto, (vii) the execution of an amendment to the Escrow Agreement in the form of Exhibit Q hereto, (viii) the execution of an amendment to the Administration Agreement in the form of Exhibit R hereto and (ix) the execution of an amendment to the AESOP II Operating Lease substantially in the form of Exhibit S hereto. Such agreement and consent will apply to each proposed amendment set forth in Exhibits J, K, L, M, N, O, Q, R and S individually, and the failure to adopt any of the amendments set forth therein will not revoke the agreement and consent with respect to any other amendment.

Section 11.26. U.S. Patriot Act Notice. Each Funding Agent and Non-Conduit Purchaser that is subject to the requirements of the U.S. Patriot Act (Title III of Pub.: 107-56 (the “Patriot Act”) hereby notifies ABRCF that, pursuant to Section 326 thereof, it is required to obtain, verify and record information that identifies ABRCF, including the name and address of ABRCF and other information allowing such Funding Agent and Non-Conduit Purchaser to identify ABRCF in accordance with the Patriot Act.

Section 11.27. Acknowledgement Regarding Any Supported QFCs. (a) To the extent that the Related Documents provide support, through a guarantee or otherwise, for any Swap Agreement (including any Series 2015-3 Interest Rate Cap) or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Related Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (b) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Related Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Transaction Documents were governed by the laws of the United States or a state of the United States.

(b)       As used in this Section 11.27, the following terms have the following meanings:

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“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

Section 11.28. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in this Supplement, in any Related Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under this Supplement or any Related Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

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IN WITNESS WHEREOF, each of the parties hereto have caused this Supplement to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, as Issuer

By:	/s/ David Calabria
	Name:	David Calabria
	Title:	Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee and Series 2015-3 Agent

By:	/s/ Mitchell L. Brumwell
	Name:	Mitchell L. Brumwell
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Adam J. Klimeck
	Name:	Adam J. Klimeck
	Title:	Executive Director

AGREED, ACKNOWLEDGED AND CONSENTED:

SHEFFIELD RECEIVABLES COMPANY LLC,
as a CP Conduit Purchaser under
the Series 2015-3 Supplement

By:	/s/ John McCarthy
Name: John McCarthy
Title: Director

BARCLAYS BANK PLC,
as an APA Bank under the Series 2015-3 Supplement

By:	/s/ John McCarthy
Name: John McCarthy
Title: Director

BARCLAYS BANK PLC,
as a Funding Agent under the Series 2015-3 Supplement

By:	/s/ John McCarthy
Name: John McCarthy
Title: Director

CHARIOT FUNDING LLC,
as a CP Conduit Purchaser under the Series
2015-3 Supplement

By:	/s/ Catherine V. Frank
Name: Catherine V. Frank
Title: Managing Director

JPMORGAN CHASE BANK, N.A.
as a Funding Agent under the Series
2015-3 Supplement

By:	/s/ Catherine V. Frank
Name: Catherine V. Frank
Title: Managing Director

JPMORGAN CHASE BANK, N.A.
as an APA Bank under the Series 2015-3
Supplement

By:	/s/ Catherine V. Frank
Name: Catherine V. Frank
Title: Managing Director

AESOP LEASING, L.P.
as a Committed Note Purchaser under the Series
2015-3 Supplement

By:	/s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

AVIS BUDGET CAR RENTAL, LLC,
as Administrator

By:	/s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

SCHEDULE I-A TO THIRD AMENDED AND RESTATED SERIES 2015-3 SUPPLEMENT

CP Conduit Purchaser Groups

	CP Conduit	APA Bank	Funding Agent	APA Bank Percentage	Class A Maximum Purchaser Group Invested Amount	Class B Maximum Purchaser Group Invested Amount	Conduit Type	Class A Purchased Percentage	Class B Purchased Percentage	Supplemental Funding Purchaser Group
1.	Sheffield Receivables Company LLC	Barclays Bank PLC	Barclays Bank PLC	100%	$300,000,000	$0	Pooled Funding Conduit Purchaser	100.00%	0.00%	No
2.	Chariot Funding LLC	JPMorgan Chase Bank, N.A.	JPMorgan Chase Bank, N.A.	100%	$0	$22,500,000	Pooled Funding Conduit Purchaser	0.00%	100.00%	No

S-1

Non-Conduit Purchasers

	Non-Conduit Purchaser	Class A Maximum Purchaser Group Invested Amount	Class A Purchased Percentage	Class B Maximum Purchaser Group Invested Amount	Class B Purchased Percentage	Supplemental Funding Purchaser Group
1.	N/A	N/A	N/A	N/A	N/A	N/A

S-2

Committed Note Purchasers

	Committed Note Purchaser	Class R Maximum Invested Amount	Purchased Percentage
1.	AESOP Leasing, L.P.	$19,350,000 (or such higher amount as provided in accordance with Section 2.6(a) herein)	100.00%

S-3

SCHEDULE I-B TO THIRD AMENDED AND RESTATED SERIES 2015-3 SUPPLEMENT

CP Conduit Purchaser Groups

	CP Conduit	APA Bank	Funding Agent	APA Bank Percentage	Class A Maximum Purchaser Group Invested Amount	Class B Maximum Purchaser Group Invested Amount	Conduit Type	Class A Purchased Percentage	Class B Purchased Percentage	Supplemental Funding Purchaser Group
1.	Sheffield Receivables Company LLC	Barclays Bank PLC	Barclays Bank PLC	100%	$250,000,000	$0	Pooled Funding Conduit Purchaser	100.00%	0.0%	No
2.	Chariot Funding LLC	JPMorgan Chase Bank, N.A.	JPMorgan Chase Bank, N.A.	100%	$0	$13,500,000	Pooled Funding Conduit Purchaser	0.00%	100.00%	No

S-1

Non-Conduit Purchasers

	Non-Conduit Purchaser	Class A Maximum Purchaser Group Invested Amount	Class A Purchased Percentage	Class B Maximum Purchaser Group Invested Amount	Class B Purchased Percentage	Supplemental Funding Purchaser Group
1.	N/A	N/A	N/A	N/A	N/A	N/A

S-2

Committed Note Purchasers

	Committed Note Purchaser	Class R Maximum Invested Amount	Purchased Percentage
1.	AESOP Leasing, L.P.	$15,810,000 (or such higher amount as provided in accordance with Section 2.6(a) herein)	100.00%

S-3